Exhibit 10.1

RESTRUCTURING SUPPORT AGREEMENT

This RESTRUCTURING SUPPORT AGREEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of December 23, 2011, is entered into by and among (i) Aquilex Acquisition Sub III, LLC (“Aquilex Acquisition Sub”), its subsidiary, Aquilex Holdings LLC (“Holdings” and, together with Aquilex Acquisition Sub and certain other of its subsidiaries, the “Company”),1 (ii) the undersigned beneficial holders, or investment advisors or managers for the account of beneficial holders (the “Noteholders” and, together with their respective successors and permitted assigns and any subsequent Noteholder that becomes party hereto in accordance with the terms hereof, the “Consenting Noteholders”) of the 11.125% Senior Notes due 2016 (the “Senior Notes”) issued by Aquilex Holdings LLC and Aquilex Finance Corp., (iii) Royal Bank of Canada, as administrative agent and collateral agent under the First Lien Credit Agreement (defined below) (“RBC” or the “First Lien Agent”), (iv) certain beneficial holders of the First Lien Loans (as defined below) (together with RBC as a beneficial lender, the “First Lien Lenders”, and together with their respective successors and permitted assigns and any subsequent First Lien Lender that becomes party hereto in accordance with the terms hereof, the “Consenting First Lien Lenders”), (v) U.S. Bank National Association, as administrative agent and collateral agent under the Second Lien Credit Agreement (defined below) (“U.S. Bank” or the “Second Lien Agent”), (vi) certain beneficial holders of the Second Lien Loans (as defined below) (together with U.S. Bank, the “Second Lien Lenders”, and together with their respective successors and permitted assigns and any subsequent Second Lien Lender that becomes party hereto in accordance with the terms hereof, the “Consenting Second Lien Lenders”, and together with the Consenting Noteholders and the Consenting First Lien Lenders the “Consenting Creditors”) (vii) Aquilex HoldCo L.P. (the “Parent”) and (viii) the Ontario Teachers’ Pension Plan Board, in its capacity as holder of 98.5% of the equity interests in Parent (the “Equity Sponsor”). The Company, each Consenting Creditor, the Parent, the Equity Sponsor and any subsequent person or entity that becomes a party hereto in accordance with the terms hereof are referred herein as the “Parties” and individually as a “Party.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the term sheet attached hereto as Exhibit A (the “Term Sheet,” including any schedules and exhibits attached thereto, and as may be modified in accordance with Section 9 hereof);

WHEREAS, the Parties have agreed to a restructuring of the Company (the “Restructuring”) that will be implemented either through (a) an out of court restructuring or (b) the Plan. The Restructuring (a) will be consummated in accordance with the Term Sheet (provided that if there is any inconsistency between the terms of the Plan and the Term Sheet, the Plan shall control) and (b) will include a Rights Offering as contemplated in the Backstop Purchase Agreement attached hereto as Exhibit B (the “Backstop Agreement”). The Term Sheet and the Backstop Agreement are the product of arm’s length, good faith discussions between the Parties and their respective professionals;

[1]	The entities included in the definition of “Company” are as follows: Aquilex Acquisition Sub III, LLC; Aquilex Holdings LLC; Aquilex Corporation; Aquilex Finance Corp.; Aquilex HydroChem, Inc; Aquilex HydroChem Industrial Cleaning, Inc; Aquilex Specialty Repair and Overhaul, Inc.; Aquilex WSI, Inc.; Aquilex SMS, Inc.; Aquilex Welding Services B.V. and Aquilex Welding Services Poland Sp. Z.o.o.

WHEREAS, as of the date hereof, the Consenting First Lien Lenders hold, in the aggregate, 100% of the aggregate outstanding principal amount of the First Lien Loans under that certain Amended and Restated Credit Agreement, dated as of April 1, 2010, by and among Holdings, as borrower, each of the guarantors named therein, the lenders party thereto, and RBC as administrative agent and collateral agent (as amended, modified or otherwise supplemented from time to time prior to the date hereof, the “First Lien Credit Agreement”);

WHEREAS, as of the date hereof, the Consenting Second Lien Lenders hold, in the aggregate, 100% of the aggregate outstanding principal amount of the term loans (collectively, the “Second Lien Loans”) under that certain Credit Agreement, dated as of November 15, 2011, by and among Holdings, as borrower, each of the guarantors named therein, the lenders party thereto, and U.S. Bank as administrative agent and collateral agent (as amended, modified or otherwise supplemented from time to time prior to the date hereof, the “Second Lien Credit Agreement”);

WHEREAS, as of the date hereof, the Consenting Noteholders hold, in the aggregate, approximately 92% of the aggregate outstanding principal amount of the Senior Notes issued by Holdings and Aquilex Finance Corp. under that certain Indenture, dated as of December 23, 2009, by and among Holdings and Aquilex Finance Corp., as issuers, each of the guarantors named therein and Wilmington Trust FSB as the indenture trustee (as amended, modified or otherwise supplemented from time to time prior to the date hereof, the “Indenture”);

WHEREAS, the Parties desire to express to each other their mutual support and commitment in respect of the matters discussed in the Term Sheet and hereunder.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	Certain Definitions.

As used in this Agreement, the following terms have the following meanings:

(a) “Closing” means the consummation of the Exchange Offer or the Plan, as applicable.

(b) “Definitive Documents” means the documents (including any related orders, agreements, instruments, schedules or exhibits) that are contemplated by the Term Sheet and that are otherwise necessary or desirable to implement, or otherwise relate to the Restructuring, the Plan, the Term Sheet and the Exchange Offer (as defined in the Term Sheet), including the Plan, the documents to be filed in the supplement to the Plan, including LLC Agreements (collectively, the “Plan Supplement”), the offering memorandum describing the terms of the Restructuring, containing details about the Company and the securities being offered as part of the Restructuring (and intended to satisfy section 1125 of the Bankruptcy Code, to the extent applicable) (the “Offering Memorandum” and, to the extent applicable, the “Disclosure Statement”), the Backstop Agreement, the equity term sheet attached hereto as Exhibit C (the “Equity Term Sheet”), the rights offering procedures attached hereto as Exhibit D (the “Rights

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Offering Procedures”) and this Agreement (together with any voting and solicitation related materials), and any motion seeking the approval thereof, the Confirmation Order, and definitive documentation relating to the Company’s DIP Financing (as defined herein), use of cash collateral, any exit financing, organizational documents, management services agreements, shareholder and member related agreements or other related documents, which shall contain terms and conditions consistent in all material respects with this Agreement and the Term Sheet and shall otherwise be reasonably satisfactory in all respects to the Company and the Requisite Noteholders (and, to the extent a Definitive Document contains provisions that materially adversely affect the Consenting First Lien Lenders (which determination shall be made in good faith by the First Lien Agent), such Definitive Documents shall also be reasonably acceptable to the First Lien Agent), in accordance with Section 6 hereof.

(c) “DIP Commitment” means the commitment letter attached as Exhibit G hereto (including the DIP Term Sheet attached as Exhibit A thereto)

(d) “DIP Financing” means the debtor-in-possession financing provided in accordance with the terms, and subject in all respects to the conditions, set forth in the DIP Commitment (including the DIP Term Sheet attached as Exhibit A thereto).

(e) “Exit Term Loan Term Sheet” means the term sheet attached hereto as Exhibit E.

(f) “First Lien Lender Claims” means any and all claims arising under the First Lien Credit Agreement or the First Lien Loans.

(g) “First Lien Loans” means the Total Outstandings (as defined in the First Lien Credit Agreement).

(h) “Knowledge” means, with respect to the Company, the actual knowledge of L.W. Varner, Jr., Jay W. Ferguson, Gregory M. Birge, Pedro E Amador, Douglas J. Vail, Douglas M. Jacobs, Roger L. Raney and Michael Pregent.

(i) “Material Adverse Effect” means a material adverse effect on (i) the business, assets, properties, results of operations or financial condition of the Aquilex Parties (as defined in the Backstop Agreement) (taken as a whole) or (ii) the ability of the Aquilex Parties, subject to the approvals and other authorizations set forth in Section 2.4(a) of the Backstop Agreement, to consummate the transactions contemplated by the Backstop Agreement, this Agreement or the Plan, other than, with respect to clauses (i) and (ii), the effect: (A) of any change in the United States or foreign economies or securities or financial markets in general; (B) of any change that generally affects any industry in which the Aquilex Parties operate; (C) of any change arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions; (D) of any changes in applicable laws or accounting rules; (E) resulting from the filing of the Chapter 11 Cases, any reasonably anticipated effects thereof or from any action approved by the Bankruptcy Court; or (F) resulting from the public announcement of this Agreement, compliance with terms of this Agreement or the consummation of the transactions contemplated hereby, but only, in the case of each of clauses (A) and (B), if such effect or change does not have a materially disproportionate effect on the Company, considered as one enterprise, relative to other participants in the industry in which the Company operates.

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(j) “Noteholder Claims” means any and all claims arising under the Indenture or the Senior Notes.

(k) “Plan Support Effective Date” means the date on which counterpart signature pages to this Agreement shall have been executed and delivered by (i) the Company, (ii) Consenting Noteholders holding at least 91% in aggregate principal amount outstanding of the Senior Notes, (iii) Consenting First Lien Lenders holding at least 66- 2/3% in aggregate principal amount outstanding of the First Lien Loans and (iv) Consenting Second Lien Lenders holding 100% in aggregate principal amount outstanding of the Second Lien Loans.

(l) “Plan Support Period” means the period commencing on the Plan Support Effective Date and ending on the earlier of the (i) date on which this Agreement is terminated in accordance with Section 5 hereof and (ii) the Effective Date of the Exchange Offer or Plan, as applicable.

(m) “Requisite Creditors” means (i) the Requisite First Lien Lenders, (ii) the Requisite Second Lien Lenders and (iii) the Requisite Noteholders.

(n) “Requisite First Lien Lenders” means, as of the date of determination, Consenting First Lien Lenders holding at least a majority of the aggregate outstanding principal amount of the First Lien Loans held by the Consenting First Lien Lenders as of such date.

(o) “Requisite Noteholders” means, as of the date of determination, Consenting Noteholders holding at least a majority of the aggregate outstanding principal amount of the Senior Notes held by the Consenting Noteholders as of such date; provided, however, the term “Requisite Noteholders” shall mean, as of the date of determination, Consenting Noteholders holding at least 66- 2/3% of the aggregate outstanding principal amount of the Senior Notes held by the Consenting Noteholders as of such date, for purp1oses of any waiver, change in the effect of, consent, amendment, or modification to each of the following: (1) the definitions of, and the form and substance of, each of the Offering Memorandum, the Term Sheet, the Plan, the Disclosure Statement, the order approving the Disclosure Statement, the Confirmation Order, the Agreement Motion, the Agreement Order and the Backstop Commitment Fee; (2) the definition of, and the form and substance of, and any requirement to execute and/or deliver, the Amended LLC Agreement and the Definitive Documents (as it relates to the Amended LLC Agreement); (3) any change to the definition of Outside Petition Date to extend such date beyond February 27, 2012; (4) the treatment of the Second Lien Lenders in the Term Sheet and the Plan; (5) Section 5(c)(xii) hereof; (6) Section 8 hereof; (7) Annex 2 to the Term Sheet (it being understood that the operation of the formulas included therein may result in variability with respect to certain recoveries as contemplated in Annex 2); (8) Section 3(c) hereof; and (9) any covenants, rights of termination or conditions in this Agreement (including any exhibits or schedules hereto), the Term Sheet or the Plan, which would have the effect of any waiver, change in the effect of, consent, amendment or modification to the items referenced in (1)-(8) hereof.

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(p) “Requisite Second Lien Lenders” means, as of the date of determination, Consenting Second Lien Lenders holding at least a majority of the aggregate outstanding principal amount of the Second Lien Loans held by the Consenting Second Lien Lenders as of such date.

(q) “Second Lien Lender Claims” means any and all claims arising under the Second Lien Credit Agreement or the Second Lien Loans.

(r) “Tax” or “Taxes” means any federal, state, local, or non-U.S. income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under §59A of the Internal Revenue Code of 1986, as amended), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, and including any liability under Treasury Regulation § 1.1502-6 or any analogous or similar state, local or non-U.S. law or regulation.

(s) “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

2.	Term Sheet.

The Term Sheet is expressly incorporated herein by reference and made part of this Agreement as if fully set forth herein. The Term Sheet sets forth the material terms and conditions of the transactions contemplated by the Plan and the Exchange Offer (the “Restructuring Transactions”); provided, however, the Term Sheet is supplemented by the terms and conditions of this Agreement. In the event of any inconsistency between the Term Sheet and this Agreement, this Agreement shall control. For the avoidance of doubt, the obligations of the First Lien Agent and any First Lien Lender, whether as an agent, an arranger or as a lender, in respect of the DIP Financing or the Exit Financing shall be governed by the terms and conditions of any commitment letter (including the DIP Commitment) and Definitive Documents executed in connection therewith and shall not be governed by this Agreement.

3.	Agreements of the Consenting Creditors.

(a) Agreement to Support and Tender. Each of the Parties to this Agreement agrees to support the Restructuring and the Plan, as applicable, and to act in good faith and take all reasonable actions necessary to consummate the Restructuring and the Plan, as applicable, in a timely manner, including the following:

(i) Subject to the terms and conditions hereof, each Consenting Noteholder irrevocably agrees to (A) promptly tender in the Exchange Offer, and not withdraw its tender or support from the Exchange Offer, all Senior Notes held by the Consenting Noteholder, unless the Exchange Offer shall have been terminated and (B) provide its consent in favor of proposed amendments to the Indenture to eliminate substantially all of the restrictive covenants and certain of the events of default contained

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therein and agrees to execute and deliver such documents as may be reasonably requested by the Company to evidence such consent; provided, further that consent to amend the Indenture to remove section 9.07 thereto in its entirety is hereby given by each Consenting Noteholder and such amendment shall be effectuated promptly following execution of this Agreement; provided however, that such Consenting Noteholder may withdraw such Senior Notes from the Exchange Offer and with respect to clause (ii) below, withdraw its consent (1) in order to effect a Transfer (as defined below) of such Senior Notes in compliance with Section 3(c) hereof so long as any transferee of such Senior Notes shall promptly thereafter tender such Senior Notes in the Exchange Offer and (2) at any time following the termination of this Agreement in accordance with Section 5 hereof.

(ii) Subject to the terms and conditions hereof, each Consenting First Lien Lender irrevocably (A) agrees to the treatment of its First Lien Lender Claims contemplated in the Term Sheet, both in an out-of-court Restructuring and in the Chapter 11 Cases and (B) provides its consent in favor of the proposed amendment and restatement of the First Lien Credit Agreement as described in the Term Sheet and the Definitive Documents, and agrees to execute and deliver such amended and restated agreement and such other documents as may be reasonably requested by the Company or the Requisite Noteholders and reasonably acceptable to the Requisite Lenders (as defined in the First Lien Credit Agreement) to evidence such consent, it being understood that all such documents shall be consistent with the Exit Term Loan Term Sheet and otherwise as mutually agreed between the Requisite Noteholders, the Company and the Requisite Lenders.

(iii) Subject to the terms and conditions hereof, each Consenting Second Lien Lender irrevocably agrees to the treatment of its Second Lien Lender Claims contemplated in the Term Sheet, both in an out-of-court Restructuring and in the Chapter 11 Cases.

(iv) Subject to the terms and conditions hereof and the terms and conditions of the Backstop Agreement, each Consenting Noteholder irrevocably agrees to backstop the Rights Offering.

(v) Subject to the terms and conditions hereof, and in accordance with the terms and conditions set forth on the Term Sheet, the DIP Commitment (including the DIP Term Sheet attached thereto), the Exit Term Loan Term Sheet and the Exit Revolver Term Sheet, the Company and each Consenting Creditor consents to, and agrees to support, the DIP Financing, the Exit Term Loan and the Exit Revolver (on the terms and by the dates set forth herein and in the Term Sheet).

(b) Voting. Each Consenting Creditor agrees that, for the duration of the Plan Support Period, such Consenting Creditor shall:

(i) (A) timely vote or cause to be voted its First Lien Lender Claims, Second Lien Lender Claims, or Noteholder Claims (as applicable) to accept the Plan by delivering its duly executed and completed ballot or ballots, as applicable, accepting the

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Plan on a timely basis following commencement of the solicitation of acceptances of the Plan in accordance with sections 1125(g) and 1126 of the Bankruptcy Code, (B) not change or withdraw such vote (or cause or direct such vote to be changed or withdrawn); provided, however, that such vote may, upon written notice to the Company and the other Parties, be revoked (and, upon such revocation, deemed void ab initio) by any Consenting Creditor at any time following the expiration of the Plan Support Period, and (C) timely vote (or cause to be voted) its First Lien Lender Claims, Second Lien Lender Claims, or Noteholder Claims (as applicable) against, and shall not directly or indirectly, through any person or entity, seek, solicit, propose, support, assist, engage in negotiations in connection with or participate in the formulation, preparation, filing or prosecution of, any plan, plan proposal, restructuring proposal, offer of dissolution, winding up, liquidation, sale or disposition, reorganization, merger or restructuring of the Company other than the Plan, or take any other action that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay or impede the solicitation of votes on the Plan, approval of the Disclosure Statement, and the confirmation and consummation of the Plan and the Restructuring; and

(ii) support and take all reasonable actions necessary or reasonably requested by the Company to facilitate the solicitation of votes on the Plan, approval of the Disclosure Statement, and confirmation and consummation of the Plan and the Restructuring (it being understood that the Consenting Creditors shall not be required to incur any material costs, expense or liability in connection therewith).

(c) Transfers. Each Consenting Creditor agrees that, for the duration of the Plan Support Period, such Consenting Creditor shall not sell, transfer, loan, issue, pledge, hypothecate, assign or otherwise dispose of (other than ordinary course pledges and/or swaps) (each, a “Transfer”), directly or indirectly, in whole or in part, any of the Noteholder Claims, First Lien Lender Claims or Second Lien Lender Claims, as applicable, or any option thereon or any right or interest therein or any other claims against or interests in the Company (including grant any proxies, deposit any Senior Notes, First Lien Loans, Second Lien Loans or any other claims against or interests in the Company into a voting trust or entry into a voting agreement with respect to any such Senior Notes, First Lien Loans, Second Lien Loans or such other claims against or interests in the Company), unless the transferee thereof either (i) is a Consenting Creditor or (ii) prior to such Transfer, agrees in writing for the benefit of the Parties to become a Consenting Creditor and to be bound by all of the terms of this Agreement applicable to Consenting Creditors (including with respect to any and all claims or interests it already may hold against or in the Company prior to such Transfer) by executing a joinder agreement, a form of which is attached hereto as Exhibit F (a “Joinder Agreement”), and delivering an executed copy thereof within two (2) business days of such execution, to (i) Richards, Layton & Finger (“RLF”), as counsel to the Company, (ii) Stroock & Stroock & Lavan LLP (“Stroock”), as counsel to the Ad Hoc Committee, (iii) Kirkland & Ellis LLP (“Kirkland”), as counsel to a member of the Ad Hoc Committee and (iv) Latham & Watkins LLP (“Latham”), as counsel to the First Lien Agent, in which event (a) the transferee (including the Consenting Creditor transferee, if applicable) shall be deemed to be a Consenting Creditor hereunder to the extent of such transferred rights and obligations and (b) the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of such transferred rights and obligations; provided, however, that such Transfer shall not, in and of

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itself, release any Consenting Noteholder who is also a Backstop Party from its obligations under such Backstop Party’s Backstop Commitment, it being understood that the Transfer of Backstop Commitments shall be governed by the Backstop Agreement. Each Consenting Creditor agrees that any Transfer of any Noteholder Claims, First Lien Lender Claims and/or Second Lien Lender Claims that does not comply with the terms and procedures set forth herein shall be deemed void ab initio, and the Company and each other Consenting Creditor shall have the right to enforce the voiding of such Transfer. Notwithstanding anything contained herein to the contrary, during the Plan Support Period, a Consenting Creditor may offer, sell or otherwise Transfer any or all of its Noteholder Claims, First Lien Lender Claims and/or Second Lien Lender Claims to any entity that, as of the date of Transfer, controls, is controlled by or is under common control with such Consenting Creditor; provided, however, that such entity shall automatically be subject to the terms of this Agreement and deemed a Party hereto and shall execute a Joinder Agreement hereto.

(d) Additional Claims or Equity Interests. To the extent any Consenting Creditor (i) acquires additional Noteholder Claims, First Lien Lender Claims and/or Second Lien Lender Claims, (ii) holds or acquires any other claims against the Company entitled to vote on the Plan, or (iii) holds or acquires any equity interests in the Company entitled to vote on the Plan, then, in each case, each such Consenting Creditor shall promptly notify RLF, Stroock, Kirkland and Latham, and each such Consenting Creditor agrees that such Noteholder Claims, First Lien Lender Claims, Second Lien Lender Claims or other claims or equity interests shall be subject to this Agreement, and that, for the duration of the Plan Support Period, it shall vote and tender in the Exchange Offer (or cause to be voted and tendered) any such additional Noteholder Claims, First Lien Lender Claims, Second Lien Lender Claims or other claims or equity interests entitled to vote on the Plan (in each case, to the extent still held by it or on its behalf at the time of such vote) and tender in the Exchange Offer in a manner consistent with Section 3(a) hereof.

(e) First Lien Agent Consent to Backstop Commitment Fee. Pursuant to section 5.03(b) of the Intercreditor Agreement entered into on November 15, 2011 among the Company, the First Lien Agent and the Second Lien Agent, each Consenting Lender shall be deemed to consent to the increase in the principal amount of the Second Lien Loan in the amount of the Backstop Commitment Fee (which Backstop Commitment Fee shall convert into equity on the Effective Date) in accordance with the terms and conditions set forth in the Term Sheet.

(f) Backstop Party Commitment to Noteholder Cash Options. As contemplated in, and subject to the terms and conditions of, the Backstop Agreement, the Backstop Parties agree to provide cash (on a pro rata basis) to the Company on the Effective Date in an amount necessary to fund the Noteholder Cash Options (as defined in the Term Sheet) for those Noteholders who elect the Noteholder Cash Options. The cash funded by the Backstop Parties (through the Company) necessary to satisfy the Noteholder Cash Options shall be in return for the Backstop Parties’ receipt, on a pro rata basis, of such Noteholder’s pro rata share of New Participating Preferred Units issued to such Backstop Parties at the same price as the Rights Offering Units.

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4.	Agreements of the Company.

(a) Affirmative Covenants. The Company agrees that, for the duration of the Plan Support Period, the Company shall, and shall cause each of its subsidiaries included in the definition of Company, (and for purposes of section 4(a)(iii) herein, the Equity Sponsor agrees to cause Aquilex Holdco GP, LLC and Aquilex Holdco L.P.) to:

(i) (A) use its commercially reasonable efforts to consummate the Restructuring, including, without limitation, (1) launching the Exchange Offer and commencing solicitation on the Plan on or before December 23, 2011, (2) using commercially reasonable efforts to effect the Restructuring through the Exchange Offer, (3) to the extent the Minimum Participation Threshold has not been obtained (as determined in good faith by the Company and the Requisite Noteholders), commencing the Chapter 11 Cases on or before January 27, 2012 (the “Outside Petition Date,” and the actual commencement date, the “Petition Date”) and completing and filing, within the timeframes contemplated herein, the Plan, Disclosure Statement and the other Definitive Documents, which documents shall contain terms and conditions consistent in all material respects with the Term Sheet and shall otherwise be reasonably acceptable to the Requisite Noteholders (and, to the extent a Definitive Document contains provisions that materially adversely affect the Consenting First Lien Lenders (which determination shall be made in good faith by the First Lien Agent), such Definitive Documents shall also be reasonably acceptable to the First Lien Agent), and distributing such documents to the respective legal and financial advisors for the Ad Hoc Committee and the First Lien Agent and afford reasonable opportunity to comment and review in advance of any filing thereof and (4) use commercially reasonable efforts to obtain orders of the Bankruptcy Court approving the Disclosure Statement and confirming the Plan within the timeframes contemplated by this Agreement; (B) use commercially reasonable efforts to obtain any and all required regulatory and/or third-party approvals for the Restructuring embodied in the Plan, if any; and (C) not take any action that is inconsistent with, or is intended or is reasonably likely to interfere with, consummation of the Restructuring;

(ii) continue to operate its businesses in accordance with its business judgment, and confer with the Consenting Creditors and their representatives, as reasonably requested, to report on operational matters and the general status of ongoing operations. Notwithstanding the generality of the foregoing, the Company shall, except as expressly contemplated by this Agreement or with the prior written consent of the Requisite Creditors and, subject to applicable bankruptcy law, use commercially reasonable efforts consistent with the Restructuring to, except to the extent permitted by Section 4.13 of the Backstop Agreement (A) continue to operate its businesses in compliance with all applicable laws, rules and regulations in all material respects, (B) maintain its physical assets, properties and facilities in their current working order, condition and repair as of the date hereof, ordinary wear and tear excepted, (C) not take any action, or omit to take any action, the intent of which is to cause the termination of its current officers, other than a termination for cause (in accordance with the definition of “Cause” in any applicable contract or agreement) or if the failure to do so would be inconsistent with the exercise of applicable fiduciary duties, (D) perform all obligations required to be performed by the Company under any assumed executory contracts, (E)

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maintain its books and records on a basis consistent with prior practice, (F) bill for products sold or services rendered and pay accounts payable in a manner generally consistent with past practice, but taking into account the Restructuring, (G) maintain all insurance policies, or suitable replacements therefor, in full force and effect through the close of business on the Effective Date, (H) provide the Consenting Creditors with updated monthly financial information concerning the Company, (I) not encumber nor enter into any material new leases, licenses or other use or occupancy agreements for real property or any part thereof that would constitute a Material Contract (as defined in the Backstop Agreement), other than as expressly permitted by the DIP Financing and the Bridge Facility (as defined in the Backstop Agreement), (J) timely pay any and all required fees and taxes with respect to patents (if any), patent applications (if any), any trademark applications and any registered trademarks, (K) not enter into any collective bargaining agreement, works council or similar agreement with any labor union or labor organization representing employees of the Company, except as a result of an automatic renewal or annual rate modifications or as required by applicable law or existing contract and (L) not enter into or amend any executive employment agreements or any management compensation or incentive plans, including any equity arrangements (except as provided in Sections 4.13(n) and 4.13(q) of the Backstop Agreement);

(iii) (A) support and take all reasonable actions necessary or reasonably requested by the Consenting Creditors to facilitate the solicitation, confirmation and consummation of the Restructuring, the Plan and the transactions contemplated thereby, (B) not take any action that is inconsistent with, or that would reasonably be expected to prevent, interfere with, delay or impede the approval of the Disclosure Statement, the solicitation of votes on the Plan, and the confirmation and consummation of the Plan and the Restructuring, and (C) support, execute and deliver the mutual release and exculpation provisions described in the Term Sheet;

(iv) (A) file on the Petition Date such first day motions and pleadings that are reasonably acceptable, in form and substance, to the Consenting Creditors;

(B) (i) file a motion with the Bankruptcy Court on the Petition Date seeking approval of the DIP Financing consistent in all material respects with the DIP Commitment and otherwise reasonably acceptable to the Requisite Creditors, and (ii) use its commercially reasonable efforts to obtain interim and final DIP Orders (which DIP Orders shall be in form and substance acceptable to the Requisite Creditors) as soon as reasonably practicable;

(C) (i) file a motion with the Bankruptcy Court on the Petition Date seeking authorization for the assumption of the Backstop Agreement and the approval of the Backstop Commitment Fee and such other fees, expenses and indemnities provided for therein (the “Agreement Motion”) (which motion shall be in form and substance reasonably satisfactory to the Requisite Creditors), (ii) use their commercially reasonable efforts to (a) have the Agreement Motion approved at the first day hearing or as soon as practicable thereafter, (b) obtain a waiver of Bankruptcy Rule 6004(h) and request that an order approving the Agreement Motion (the “Agreement Order”) be effective immediately upon its entry by the Bankruptcy Court, which Agreement Order

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shall not be revised, modified or amended by the Confirmation Order or any other further order of the Bankruptcy Court and (c) fully support the Agreement Motion and any application seeking Bankruptcy Court approval and authorization to pay the fees and expenses under the Backstop Agreement, including Transaction Expenses (as defined in the Backstop Agreement) and the Backstop Commitment Fee, as an administrative expense of the Debtors’ estates;

(D) (i) file the Plan and the Disclosure Statement with the Bankruptcy Court on the Petition Date and (ii) use its commercially reasonable efforts to obtain approval of the Disclosure Statement and obtain confirmation of the Plan by entry of an order of the Bankruptcy Court (which order shall be in form and substance reasonably acceptable to the Requisite Creditors) as soon as reasonably practicable and in no event later than the date that is fifty (50) calendar days after the Petition Date (such date that the confirmation order is entered, the “Confirmation Date”);

(F) use its commercially reasonable efforts to cause the Confirmation Order to become effective and enforceable immediately upon its entry and to have the period in which an appeal thereto must be filed commence immediately upon its entry, and, in any event, satisfy all conditions to the effectiveness of the Plan and consummate the Plan as soon as reasonably practicable and in no event later than the date that is twenty-five (25) calendar days after the Confirmation Date;

(v) provide, for each month, beginning December 2011 until the Effective Date, (a) upon written request of any of the Consenting Creditors or the Backstop Parties, to such Consenting Creditors or the Backstop Parties, an unaudited consolidated balance sheet and related unaudited consolidated statements of operations, consolidated statements of unitholders’ equity and consolidated statements of cash flows for the month then ended within thirty (30) days of the end of such month (the “Monthly Financial Statements”). The Monthly Financial Statements, except as indicated therein and, except for the absence of footnotes, shall be prepared in accordance with GAAP and shall present fairly in all material respects the financial position, results of operations and cash flows of the Company as of the dates indicated and for the periods specified, subject to year-end audit adjustments.

(vi) provide draft copies of all “first day” motions or applications and other documents the Company intends to file with the Bankruptcy Court to Stroock, Kirkland, and Latham at least three (3) business days prior to the date when the Company intends to file such document and shall consult in good faith with such counsel regarding the form and substance of any such proposed filing with the Bankruptcy Court. The Company will use commercially reasonable efforts to provide draft copies of all other material pleadings the Company intends to file with the Bankruptcy Court to Stroock, Kirkland, and Latham within a reasonable time prior to filing such pleading to the extent reasonably practicable and shall consult in good faith with such counsel regarding the form and substance of any such proposed pleading;

(vii) maintain their good standing under the laws of the state in which they are incorporated or organized;

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(viii) timely file with the Bankruptcy Court a formal written objection to any motion filed with the Bankruptcy Court by a third party seeking the entry of an order (A) directing the appointment of an examiner with expanded powers or a trustee, (B) converting any of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code, (C) dismissing any of the Chapter 11 Cases or (D) modifying or terminating the Company’s exclusive right to file and/or solicit acceptances of a plan of reorganization;

(ix) provide to Stroock, Kirkland and Latham, no later than five calendar days before the Petition Date, a schedule of executory contracts and unexpired leases the Company intends to reject, which schedule shall be in form and substance reasonably acceptable to the Requisite Noteholders;

(x) provide to the Consenting Creditors and/or their respective professionals, upon reasonable advance notice to the Company, (A) reasonable access (without any material disruption to the conduct of the Company’s business) during normal business hours to the Company’s books, records and facilities, (B) reasonable access to the respective management and advisors of the Company for the purposes of evaluating the Company’s finances and operations and participating in the planning process with respect to the Restructuring and (C) prompt access to any information provided to any lenders (including the First Lien Lenders, the Second Lien Lenders and lenders under the DIP Financing or any exit financing);

(xi) convene a call on the second and fourth Tuesday of each month with the Backstop Parties, the First Lien Lenders and their respective advisors, which calls will include the Company’s management and financial and legal advisors; provided, however, to the extent such call is missed or needs to be rescheduled by the Company, the Company shall have until the immediate Tuesday thereafter to convene the call;

(xii) in the event that the Company (including all subsidiaries and representatives) receives a written proposal or offer (binding or nonbinding) with respect to any transaction proposed as an alternative to the Restructuring, provide written notice thereof to the Consenting Creditors within two (2) Business Days following receipt of such offer, and provide such proposal or offer to the Consenting Creditors within seven (7) Business Days following receipt of such offer;

(xiii) use their commercially reasonable efforts to preserve intact in all material respects their current business organizations, keep available the services of their current officers and material employees (in each case, other than voluntary resignations, terminations for cause or terminations consistent with applicable fiduciary duties) and preserve in all material respects their relationships with customers, sales representatives, suppliers, distributors and others, in each case, having material business dealings with the Company (other than terminations for cause or consistent with applicable fiduciary duties);

(xiv) provide prompt written notice to the Consenting Creditors between the date hereof and the Effective Date of (A) the occurrence, or failure to occur, of any event of which the Company has Knowledge which occurrence or failure would be likely

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to cause (1) any representation or warranty of the Company contained in this Agreement to be untrue or inaccurate in any material respect, (2) any covenant of any of the Company contained in this Agreement not to be satisfied in any material respect or (3) any condition precedent contained in the Plan, the Term Sheet, the Backstop Agreement or this Agreement not to occur or become impossible to satisfy, (B) receipt of any written notice from any third party alleging that the consent of such party is or may be required in connection with the transactions contemplated by the Restructuring, (C) receipt of any written notice from any governmental body in connection with this Agreement or the transactions contemplated by the Restructuring, (D) receipt of any written notice of any proceeding commenced, or, to the Knowledge of the Company, threatened against the Company, relating to or involving or otherwise affecting in any material respect the transactions contemplated by the Restructuring, and (E) any failure of the Company to comply, in any material respect, with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder;

(xv) unless otherwise agreed by the Company and the applicable firm, on the date that is at least one (1) calendar day prior to the Petition Date, pay in cash to (A) each of the Consenting Noteholders, (B) Stroock (and its local counsel), as counsel to the Ad Hoc Committee, (C) Kirkland (and its local counsel), as counsel to Centerbridge, (D) Latham (and its local counsel), as counsel to the First Lien Agent, (E) the financial advisors to the Noteholders and (F) the financial advisors to the First Lien Lenders, in each case, all reasonable and documented fees and expenses then due, outstanding and payable in connection with this matter;

(xvi) reimburse Weil, Gotshal & Manges LLP (“Weil”) (as counsel to Ontario Teachers’ Pension Plan Board) in cash for all reasonable and documented fees and expenses incurred in connection with the Company;

(xvii) promptly notify the other Parties in writing following the receipt, in writing, of notice of any governmental or third party complaints, litigations, investigations or hearings (or communications indicating that the same may be contemplated or threatened), in any such case which would reasonably be anticipated to have a Material Adverse Effect;

(xviii) comply in all material respects with all covenants contained in the DIP Commitment and the Exit Revolver commitment attached hereto as Exhibit H (together with the term sheet attached therto, the “Exit Revolver Commitment”), to the extent applicable, and otherwise use commercially reasonable efforts to enforce the terms of the DIP Financing and Exit Financing;

(xix) comply in all material respects with all covenants contained in the DIP Financing (without giving effect to any amendment thereof, unless such amendment is consented to by the Requisite Creditors); provided, however, that no such consent shall be required for any amendment that (a) requires no increase in rate or the payment of fees or (b) contemplates an increase in rate or the payment of fees that do not exceed 100 basis points on a one time basis or in the aggregate (if as a result of multiple amendments); and

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(xx) comply in all material respects with any “clear market” provisions set forth in the final commitment letters to be entered into with respect to the DIP Commitment and the Exit Revolver Commitment.

(b) Negative Covenants. The Company agrees that, for the duration of the Plan Support Period, the Company shall not do or permit to occur any of the following without the prior written consent of the Requisite Creditors (or, with respect to clause (i) below, the prior written consent of the Requisite Noteholders):

(i) fail to comply with sections 4.13(a) through (v) of the Backstop Agreement (including the Schedules related thereto); provided however that no amendments shall be made to sections 4.13(a) through (v) of the Backstop Agreement in a manner materially adverse to the First Lien Agent and the First Lien Lenders (which determination shall be made in good faith by the First Lien Agent) without the prior written consent of the First Lien Agent and Requisite First Lien Lenders;

(ii) take any action inconsistent with, or omit to take any action required by, this Agreement, the Backstop Agreement or the Term Sheet;

(iii) fail to take any steps or actions, or fail to omit to take any steps or actions, the result of which would be reasonably likely to result in the inability to satisfy each of the conditions to closing or effectiveness under the commitment letters or term sheets, as applicable, relating to the DIP Financing or Exit Financing; or

(iv) from the date of execution of the Exit Revolver Commitment until the later of the Closing Date (as defined in the Exit Revolver Commitment) and the completion of syndication as determined by the Arranger (as defined in the Exit Revolver Commitment) (but not later than a date that is 20 days after the Closing Date) syndicate or issue, attempt to syndicate or issue, announce or authorize the announcement of the syndication or issuance of, any debt facility (including any debtor-in-possession facility), or debt or preferred equity security of the Company or any of its subsidiaries, including any renewals or refinancings of any existing debt facility, without the prior written consent of the Arranger (other than the syndication of the Exit Revolver and the replacement or restatement of the Existing Credit Obligations (as defined in the Exit Revolver Commitment), the DIP Financing and the Rights Offering and any debt refinanced in the ordinary course not in excess of $2 million).

(c) Automatic Stay. The Company acknowledges and agrees and shall not dispute that after the commencement of the Chapter 11 Cases, the giving of notice of termination by any Party pursuant to this Agreement shall not be a violation of the automatic stay of section 362 of the Bankruptcy Code (and the Company hereby waives, to the greatest extent possible, the applicability of the automatic stay to the giving of such notice).

5.	Termination of Agreement.

(a) This Agreement shall terminate upon the receipt of written notice to the other Parties, delivered in accordance with Section 19 hereof, from (i) the Requisite Noteholders at any time after the occurrence and during the continuance of any Noteholder Termination Event (as

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defined below) or (ii) the Requisite First Lien Lenders or the Requisite Second Lien Lenders at any time after the occurrence and during the continuance of any Lender Termination Event (as defined below); provided, however, that termination by the Requisite Noteholders shall only be effective as to the Consenting Noteholders, termination by the Requisite First Lien Lenders shall only be effective as to the Consenting First Lien Lenders and termination by the Requisite Second Lien Lenders shall only be effective as to the Consenting Second Lien Lenders. In addition, this Agreement shall terminate upon the receipt of written notice, delivered in accordance with Section 19 hereof, from the Company to the Consenting Creditors at any time after the occurrence and during the continuance of any Company Termination Event (defined below).

(b) A “Lender Termination Event” shall mean any of the following:

(i) the breach by the Company of (a) any affirmative or negative covenant contained in this Agreement or (b) any other obligations of the Company set forth in this Agreement, in each case, in any material respect (without giving effect to any “materiality” qualifiers set forth therein), and, in either respect, such breach remains uncured for a period of ten (10) business days following the Company’s receipt of notice pursuant to Sections 5(a) and 19 hereof (as applicable);

(ii) any representation or warranty in this Agreement made by the Company shall have been untrue in any material respect when made or shall have become untrue in any material respect, and such breach remains uncured for a period of ten (10) business days following the Company’s receipt of notice pursuant to Sections 5(a) and 19 hereof (as applicable);

(iii) any material term or condition of any of the Restructuring Documents that are filed with the Bankruptcy Court shall be (whether due to an order of the Bankruptcy Court or otherwise) materially different and adverse to any of the Consenting Creditors than as contemplated by the Term Sheet, and such event remains unremedied for a period of ten (10) business days following the Company’s receipt of notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(iv) the Company shall have (A) incurred any indebtedness, (B) sold, leased, mortgaged, pledged, granted a lien on or disposed of any of its properties or assets, (C) declared, set aside or paid any dividends on, or made any other distributions in respect of, any of the capital stock of the Company or (D) entered into any investments, to the extent any such action results in an event of default under the First Lien Credit Agreement;

(v) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment or order enjoining the consummation of or rendering illegal the Plan or the Restructuring, and either (A) such ruling, judgment or order has been issued at the request of or with the acquiescence of the Company, or (B) in all other circumstances, such ruling, judgment or order has not been not stayed, reversed or vacated within fifteen (15) calendar days after such issuance;

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(vi) the Company shall have failed to file with the Securities and Exchange Commission (the “SEC”) by the Petition Date a Current Report on Form 8-K (or other form permitted by the SEC) to which this Agreement (including all exhibits) (with such redactions as may be reasonably requested by counsel to the Consenting Creditors to the extent permitted by law) and the Term Sheet are attached; provided, however, that the principal amount of Senior Notes, First Lien Loans and/or Second Lien Loans listed on each Consenting Creditors’ signature page shall be redacted and shall not be filed publicly, except as required by law;

(vii) as of 11:59 p.m. Eastern Time on the Outside Petition Date, as such date may be extended with the consent of the First Lien Agent, neither the Exchange Offer (to the extent the Minimum Participation Threshold has been obtained) shall have been consummated nor the Chapter 11 Cases shall have been filed;

(viii) the Bankruptcy Court grants relief terminating, annulling or modifying the automatic stay (as set forth in section 362 of the Bankruptcy Code) with regard to a request to proceed to foreclose on any assets of the Company having an aggregate fair market value in excess of $1,750,000 in the aggregate; provided, however, that any modification of the automatic stay expressly provided by an interim or final order approving the DIP Financing (each, a “DIP Order”) shall not constitute a Lender Termination Event;

(ix) the Company shall not have commenced the Exchange Offer and solicitation of the plan on or before December 23, 2011;

(x) the Bankruptcy Court enters an order authorizing or directing the assumption, assumption and assignment, or rejection of a material executory contract (including any employment agreement, severance agreement or other employee benefit plan) or unexpired lease other than in accordance with the Term Sheet or the Plan;

(xi) the Bankruptcy Court enters an order (A) directing the appointment of an examiner with expanded powers or a trustee, (B) converting any of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code, or (C) dismissing any of the Chapter 11 Cases;

(xii) the Backstop Agreement shall have been terminated in accordance with its terms or shall have otherwise been amended or modified in a manner materially adverse to the First Lien Agent and the Requisite First Lien Lenders without their consent; or

(xiii) the Effective Date of the Plan, to the extent applicable, shall not have occurred on or before April 30, 2012, unless such deadline is otherwise extended with the consent of the First Lien Agent.

(c) A “Noteholder Termination Event” shall mean any of the following:

(i) the breach by the Company of (a) any affirmative or negative covenant contained in this Agreement or (b) any other obligations of the Company set

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forth in this Agreement, in each case, in any material respect (without giving effect to any “materiality” qualifiers set forth therein) and, in either respect, such breach remains uncured for a period of ten (10) business days following the Company’s receipt of notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(ii) any representation or warranty in this Agreement made by the Company shall have been untrue in any material respect when made or shall have become untrue in any material respect, and such breach remains uncured for a period of ten (10) business days following the Company’s receipt of notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(iii) any material term or condition of any of the Restructuring Documents that are filed with the Bankruptcy Court shall be (whether due to an order of the Bankruptcy Court or otherwise) materially different and adverse to the Consenting Creditors than as contemplated by the Term Sheet, and such event remains unremedied for a period of ten (10) business days following the Company’s receipt of notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(iv) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment or order enjoining the consummation of or rendering illegal the Plan or the Restructuring, and either (A) such ruling, judgment or order has been issued at the request of or with the acquiescence of the Company, or (B) in all other circumstances, such ruling, judgment or order has not been not stayed, reversed or vacated within fifteen (15) calendar days after such issuance;

(v) the Company shall have failed to file with the SEC by the Petition Date a Current Report on Form 8-K (or other form permitted by the SEC) to which this Agreement (including all exhibits) (with such redactions as may be reasonably requested by counsel to the Consenting Creditors to the extent permitted by law) and the Term Sheet are attached; provided, however, that the principal amount of Senior Notes, First Lien Loans and/or Second Lien Loans listed on each Consenting Creditors’ signature page shall be redacted and shall not be filed publicly, except as required by law;

(vi) since the date hereof, the occurrence of any event, change, effect, occurrence, development, circumstance or change of fact that has or would reasonably be expected to have a Material Adverse Effect;

(vii) the Company shall not have received a fully underwritten commitment agreement for the DIP Financing, in form and substance reasonably acceptable to the Requisite Noteholders, on or before December 23, 2011 (which, for purposes of the satisfaction of this condition, the Noteholders agree that the terms of the DIP Commitment are acceptable);

(viii) the Company shall not have received a fully underwritten commitment agreement for $15 million of the Exit Revolver (the “Initial Exit Revolver Commitment”), in form and substance reasonably acceptable to the Requisite

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Noteholders on or before December 23, 2011, and a fully underwritten commitment agreement for the remaining $25 million of the Exit Revolver, on terms equal to or better than those contained in the Initial Exit Revolver Commitment on or before January 23, 2012 (which, for purposes of the satisfaction of this condition as to the Initial Exit Revolver Commitment, the Consenting Noteholders agree that the terms of the Exit Revolver Commitment are acceptable);

(ix) the DIP Commitment or the Exit Revolver Commitment is terminated;

(x) the Company shall not have commenced the Exchange Offer and solicitation of the Plan in accordance with section 1126(b) of the Bankruptcy Code on or before December 23, 2011;

(xi) the Company shall not have obtained votes accepting the Plan from holders of Senior Notes, First Lien Loans and Second Lien Loans sufficient to satisfy the conditions for acceptance set forth in section 1126(c) of the Bankruptcy Code on or before January 26, 2012;

(xii) as of 11:59 p.m. Eastern Time on the Outside Petition Date, as such date may be extended with the consent of the First Lien Agent, neither the Exchange Offer (to the extent the Minimum Participation Threshold has been obtained) shall have been consummated nor the Chapter 11 Cases shall have been filed;

(xiii) the Effective Date of the Plan, to the extent applicable, shall not have occurred on or before April 30, 2012;

(xiv) the Bankruptcy Court enters an order modifying or terminating the Company’s exclusive right to file and/or solicit acceptances of a plan of reorganization;

(xv) the Bankruptcy Court grants relief terminating, annulling or modifying the automatic stay (as set forth in section 362 of the Bankruptcy Code) with regard to any assets of the Company having an aggregate fair market value in excess of $1,750,000 in the aggregate; provided, however, that any modification of the automatic stay expressly provided by a DIP Order shall not constitute a Noteholder Termination Event;

(xvi) the Bankruptcy Court enters an order authorizing or directing the assumption, assumption and assignment, or rejection of an executory contract (including any employment agreement, severance agreement or other employee benefit plan) or unexpired lease other than in accordance with the Plan;

(xvii) an event of default under the DIP Financing shall have occurred and such default shall not have been waived, cured or amended within ten (10) days thereof; provided however that any amendment to the DIP Financing requires the consent of the Requisite Noteholders; provided further, however, that no such consent shall be required for any amendment that (a) requires no increase in rate or the payment of fees or (b) contemplates an increase in rate or the payment of fees that do not exceed 100 basis points on a one time basis or in the aggregate (if as a result of multiple amendments);

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(xviii) the Bankruptcy Court enters an order (A) directing the appointment of an examiner with expanded powers or a trustee, (B) converting any of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code, or (C) dismissing any of the Chapter 11 Cases;

(xix) the Backstop Agreement shall have been terminated in accordance with its terms; or

(xx) the Company fails to obtain Bankruptcy Court approval of the Backstop Commitment Fee.

(d) A “Company Termination Event” shall mean any of the following:

(i) the breach by one or more of the Consenting Noteholders representing in excess of 50% of the aggregate principal amount of the Senior Notes held by the Consenting Noteholders of any of the representations, warranties or covenants of such Consenting Noteholders set forth in this Agreement to the extent such breach would have a material adverse impact on the consummation of the Restructuring, and which breach remains uncured for a period of ten (10) business days after the receipt by the applicable Consenting Noteholder from the Company of written notice of such breach, a copy of which shall be provided to the other Parties;

(ii) the breach by one or more of the Consenting First Lien Lenders representing in excess of 66 2/3% of the aggregate principal amount of the First Lien Loans held by the Consenting First Lien Lenders of any of the representations, warranties or covenants of such Consenting First Lien Lenders set forth in this Agreement to the extent such breach would have a material adverse impact on the consummation of the Restructuring, and which breach remains uncured for a period of ten (10) business days after the receipt by the applicable Consenting First Lien Lender from the Company of written notice of such breach, a copy of which shall be provided to the other Parties;

(iii) the breach by one or more of the Consenting Second Lien Lenders representing in excess of 50% of the aggregate principal amount of the Second Lien Loans held by the Consenting Second Lien Lenders of any of the representations, warranties or covenants of such Consenting Second Lien Lenders set forth in this Agreement to the extent such breach would have a material adverse impact on the consummation of the Restructuring, and which breach remains uncured for a period of ten (10) business days after the receipt by the applicable Consenting Second Lien Lender from the Company of written notice of such breach, a copy of which shall be provided to the other Parties;

(iv) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment or order enjoining the consummation of or rendering illegal the Plan or the Restructuring, and such ruling, judgment or order has not been not stayed, reversed or vacated within fifteen (15) calendar days after such issuance;

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(v) subject in all respects to the Company’s compliance (up to and including the date of such determination) with Sections 4.13(a) and 4.13(v) of the Backstop Agreement (which Sections are incorporated by reference in Section 4(b)(i) hereof)), the sole member of the Parent or the Board of Directors of Aquilex Corporation (on behalf of the Company and each its respective boards) reasonably determines in good faith based upon the advice of outside counsel that continued performance under this Agreement would be inconsistent with the exercise of its fiduciary duties to all stakeholders under applicable law; or

(vi) the Backstop Agreement shall have been terminated in accordance with its terms.

(e) Mutual Termination. This Agreement may be terminated by mutual agreement of the Company and the Requisite Creditors upon the receipt of written notice delivered in accordance with Section 19 hereof.

(f) Effect of Termination. Subject to the proviso contained in Section 5(a) hereof, upon the termination of this Agreement in accordance with this Section 5, and except as provided in Section 13 hereof, this Agreement shall forthwith become void and of no further force or effect and each Party shall, except as provided otherwise in this Agreement, be immediately released from its liabilities, obligations, commitments, undertakings and agreements under or related to this Agreement and shall have all the rights and remedies that it would have had and shall be entitled to take all actions, whether with respect to the Restructuring or otherwise, that it would have been entitled to take had it not entered into this Agreement, including all rights and remedies available to it under applicable law, the Indenture, the First Lien Credit Agreement, the Second Lien Credit Agreement and any ancillary documents or agreements thereto; provided, however, that in no event shall any such termination relieve a Party from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination. Upon any such termination of this Agreement, each Consenting Creditor may, upon written notice to the Company and the other Parties, revoke its vote or any consents given by such Consenting Creditor prior to such termination, whereupon any such vote or consent shall be deemed, for all purposes, to be null and void ab initio and shall not be considered or otherwise used in any manner by the Parties in connection with the Restructuring and this Agreement. If this Agreement has been terminated as to any Consenting Creditor in accordance with Section 5 hereto at a time when permission of the Bankruptcy Court shall be required for a Consenting Creditor to change or withdraw (or cause to change or withdraw) its vote to accept the Plan, the Company shall support and not oppose any attempt by such Consenting Creditor to change or withdraw (or cause to change or withdraw) such vote at such time, subject to all remedies available to the Company at law, equity, or otherwise, including those remedies set forth in Section 12 hereof. The Consenting Creditor shall have no liability to the Company or to each other in respect of any termination of this Agreement in accordance with the terms of this Section 5 and Section 19 hereof.

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(g) This Agreement and the Term Sheet are part of a proposed settlement of a dispute among the Parties. If the transactions contemplated herein are not consummated following the date of termination of this Agreement, nothing herein shall be construed as a waiver by any Party of any or all of such Party’s rights and the Parties expressly reserve any and all of their respective rights. Pursuant to Federal Rule of Evidence 408 and any other applicable rules of evidence, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.

6.	Definitive Documents; Good Faith Cooperation; Further Assurances.

Each Party hereby covenants and agrees to cooperate with each other in good faith in connection with, and shall exercise commercially efforts with respect to the pursuit, approval, implementation and consummation of the Plan, the Backstop Agreement and the Restructuring, as well as the negotiation, drafting, execution and delivery of the Definitive Documents. Furthermore, subject to the terms hereof, each of the Parties shall take such action as may be reasonably necessary or reasonably requested by the other Parties to carry out the purposes and intent of this Agreement, including making and filing any required regulatory filings and voting any claims against or securities of the Company in favor of the Restructuring (provided, however, that no Consenting Creditor shall be required to incur any material cost, expense or liability in connection therewith), and shall refrain from taking any action that would frustrate the purposes and intent of this Agreement.

7.	Representations and Warranties.

(a) Each Party, severally and not jointly, represents and warrants to the other Parties that the following statements are true, correct and complete as of the date hereof (or as of the date a Consenting Creditor becomes a party hereto):

(i) such Party is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all requisite corporate, partnership, limited liability company or similar authority to enter into this Agreement and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder; and the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder have been duly authorized by all necessary corporate, limited liability company, partnership or other similar action on its part;

(ii) the execution, delivery and performance by such Party of this Agreement does not and will not (A) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its charter or bylaws (or other similar governing documents) or those of any of its subsidiaries, or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party;

(iii) the execution, delivery and performance by such Party of this Agreement does not and will not require any registration or filing with, consent or approval of, or notice to, or other action, with or by, any federal, state or governmental authority or regulatory body, except such filings as may be necessary and/or required by the SEC; and

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(iv) this Agreement is the legally valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability or a ruling of the Bankruptcy Court.

(b) Each Consenting Creditor severally (and not jointly), represents and warrants to the Company that, as of the date hereof (or as of the date such Consenting Creditor becomes a party hereto), such Consenting Creditor (i) is the beneficial owner of the aggregate principal amount of Senior Notes, First Lien Loans and/or Second Lien Loans (as applicable) set forth below its name on the signature page hereof (or below its name on the signature page of a Joinder Agreement for any Consenting Creditor that becomes a party hereto after the date hereof), and/or (ii) has, with respect to the beneficial owners of such Senior Notes, First Lien Loan and/or Second Lien Loans, (A) sole investment or voting discretion with respect to such Senior Notes, First Lien Loans and/or Second Lien Loans, (B) full power and authority to vote on and consent to matters concerning such Senior Notes and/or Loans or to exchange, assign and transfer such Senior Notes, First Lien Loans and/or Second Lien Loans, and (C) full power and authority to bind or act on the behalf of, such beneficial owners.

(c) Each Consenting Creditor severally (and not jointly) makes the representations and warranties set forth in Section 22(c) hereof, in each case, to the other Parties.

(d) The Company represents and warrants that there are no existing agreements with, and no other obligations (contractual or otherwise) due and owing to, either Aquilex Holdco GP, LLC or Aquilex Holdco L.P.

8.	Disclosure; Publicity.

(a) On or before the launch of the Exchange Offer, subject to the provisions set forth in Section 8(b) hereof, the Company shall disseminate a press release disclosing the existence of this Agreement and the terms hereof and of the Term Sheet (including any schedules and exhibits thereto that are filed with the Bankruptcy Court on the Petition Date) with such redactions as may be reasonably requested by any Consenting Creditor’s counsel to maintain the confidentiality of the items identified in Section 8(b) hereof, except as otherwise required by law. In the event that the Company fails to make the foregoing disclosures in compliance with the terms specified herein, any such Consenting Creditor may publicly disclose the foregoing, including, without limitation, this Agreement and all of its exhibits and schedules (subject to the redactions called for by Section 8 hereof), and the Company hereby waives any claims against the Consenting Creditors arising as a result of such disclosure by a Consenting Creditor in compliance with this Agreement.

(b) The Company shall submit drafts to Stroock, Kirkland and Latham of any press releases, public documents and any and all filings with the SEC that constitute disclosure of the existence or terms of this Agreement or any amendment to the terms of this Agreement at least

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one (1) business day prior to making any such disclosure, and shall afford them a reasonable opportunity under the circumstances to comment on such documents and disclosures and shall consider any such comments in good faith. Except as required by law or otherwise permitted under the terms of any other agreement between the Company and any Consenting Creditor, no Party or its advisors shall disclose to any person (including, for the avoidance of doubt, any other Consenting Creditor), other than advisors to the Company, the principal amount or percentage of any Senior Notes, First Lien Loans, Second Lien Loans or any other securities of the Company held by any Consenting Creditor, in each case, without such Consenting Creditor’s prior written consent; provided, however, that (i) if such disclosure is required by law, subpoena, or other legal process or regulation, the disclosing Party shall afford the relevant Consenting Creditor a reasonable opportunity to review and comment in advance of such disclosure and shall take all reasonable measures to limit such disclosure (the expense of which, if any, shall be borne by the relevant Consenting Creditor) and (ii) the foregoing shall not prohibit the disclosure of the aggregate percentage or aggregate principal amount of Senior Notes, First Lien Loans or Second Lien Loans held by all the Consenting Creditors collectively. Notwithstanding the provisions in this Section 8, any Party may disclose, to the extent consented to in writing by a Consenting Creditor, such Consenting Creditor’s individual holdings.

9.	Amendments and Waivers.

This Agreement, including any exhibits or schedules hereto, may not be waived, modified, amended or supplemented except in a writing signed by the Company and the Requisite Creditors; provided, however, that any waiver, modification, amendment or supplement to this Section 9 shall require the written consent of all of the Parties; provided, further, that any modification, amendment or change to the definition of Requisite Noteholders, Requisite First Lien Lenders or Requisite Second Lien Lenders shall require the written consent of each Consenting Creditor included in such definition; provided, further, that any change, modification or amendment to this Agreement, the Term Sheet or the Plan that treats or affects any Consenting Creditor in a manner that is disproportionately adverse, on an economic or non-economic basis, to the manner in which any of the other Consenting Creditors are treated (after taking into account each of the Consenting Creditors’ respective holdings and interests in the Aquilex Parties and the recoveries contemplated by the Term Sheet (as in effect on the date hereof)) shall require the written consent of such Consenting Creditor; provided, further, that the Equity Term Sheet shall not be amended, modified or supplemented in any way except in a writing signed by each of the Consenting Noteholders; provided, further, that the Backstop Purchase Agreement shall not be amended, modified or supplemented in any way except in accordance with its terms.

10.	Effectiveness.

This Agreement shall become effective and binding on the Parties on the Plan Support Effective Date, and not before such date; provided, however, that signature pages executed by Consenting Creditors shall be delivered to (a) other Consenting Creditors in a redacted form that removes such Consenting Creditors’ holdings of the Senior Notes, First Lien Loans and/or Second Lien Loans (as applicable) and (b) the Company, RLF, Weil, Stroock, Kirkland, and Latham in an unredacted form (to be held by RLF, Weil, Stroock, Kirkland and Latham on a professionals’ eyes only basis).

23

11.	GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.

(a) This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, without giving effect to the conflicts of law principles thereof.

(b) Each of the Parties irrevocably agrees that any legal action, suit or proceeding arising out of or relating to this Agreement brought by any party or its successors or assigns shall be brought and determined in any federal or state court in the Borough of Manhattan, the City of New York, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such proceeding arising out of or relating to this Agreement or the Restructuring Transactions. Each of the Parties agrees not to commence any proceeding relating hereto or thereto except in the courts described above in New York, other than proceedings in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient. Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any proceeding arising out of or relating to this Agreement or the Restructuring Transactions, (i) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the proceeding in any such court is brought in an inconvenient forum, (B) the venue of such proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Notwithstanding the foregoing, during the pendency of the Chapter 11 Cases, all proceedings contemplated by this Section 11(b) shall be brought in the Bankruptcy Court.

(c) EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

12.	Specific Performance/Remedies.

It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief (including attorneys fees

24

and costs) as a remedy of any such breach, without the necessity of proving the inadequacy of money damages as a remedy, including an order of the Bankruptcy Court requiring any Party to comply promptly with any of its obligations hereunder.

13.	Survival.

Notwithstanding the termination of this Agreement pursuant to Section 5 hereof, the agreements and obligations of the Parties in this Section 13, the proviso set forth in Section 3(a)(i) hereof, and Sections 4(a)(xv), 5(f), 8, 10, 11, 12, 14, 15, 16, 17, 18, 19, 20, 21 and 22 hereof (and any defined terms used in any such Sections) shall survive such termination and shall continue in full force and effect for the benefit of the Consenting Creditors in accordance with the terms hereof; provided, however, that any liability of a Party for failure to comply with the terms of this Agreement shall survive such termination.

14.	Headings.

The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof or, for any purpose, be deemed a part of this Agreement.

15.	Successors and Assigns; Severability; Several Obligations.

This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives; provided, however, that nothing contained in this Section 15 shall be deemed to permit Transfers of the Senior Notes, First Lien Loans, Second Lien Loans or claims arising under the Senior Notes, First Lien Loans or Second Lien Loans other than in accordance with the express terms of this Agreement. If any provision of this Agreement, or the application of any such provision to any person or entity or circumstance, shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof and this Agreement shall continue in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. The agreements, representations and obligations of the Parties are, in all respects, ratable and several and neither joint nor joint and several.

16.	No Third-Party Beneficiaries.

Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third-party beneficiary hereof.

17.	Prior Negotiations; Entire Agreement.

This Agreement, including the exhibits and schedules hereto (including the Term Sheet and the Backstop Agreement) constitutes the entire agreement of the Parties, and supersedes all

25

other prior negotiations, with respect to the subject matter hereof and thereof, except that the Parties acknowledge that any confidentiality agreements (if any) heretofore executed between the Company and each Consenting Creditor shall continue in full force and effect.

18.	Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Agreement may be delivered by facsimile or otherwise, which shall be deemed to be an original for the purposes of this paragraph.

19.	Notices.

All notices hereunder shall be deemed given if in writing and delivered, if contemporaneously sent by electronic mail, facsimile, courier or by registered or certified mail (return receipt requested) to the following addresses and facsimile numbers:

(1) If to the Company, to:

Aquilex Corporation 3344 Peachtree Road NE, Suite 2100 Atlanta, Georgia 30326
Fax:	(770) 368-9584
Attention:	Gregory M. Birge
Senior Vice President, General Counsel and Secretary
Greg.Birge@aquilex.com

With a copy to:

Richards, Layton & Finger (as counsel to the Company)
One Rodney Square
920 North King Street
Wilmington, DE 19801
Fax: (302) 651-7701
Attention:	Mark D. Collins, Esq. (Collins@rlf.com)

-and-

Weil, Gotshal & Manges LLP (as counsel to the Equity Sponsor)
767 Fifth Avenue
New York, NY 10153
Fax: (212) 310-8007
Attention:	Gary T. Holtzer, Esq (gary.holtzer@weil.com) - and - Ted S. Waksman, Esq. (ted.waksman@weil.com)

26

(2) If to a Consenting Noteholder, a Consenting Second Lien Lender, or a transferee thereof, to the addresses or facsimile numbers set forth below following the Consenting Noteholder’s of Consenting Second Lien Lender’s signature (or as directed by any transferee thereof), as the case may be, with copies to:

Stroock & Stroock & Lavan LLP (as counsel to the Ad Hoc Committee) 180 Maiden Lane New York, New York 10038 Fax: (212) 806-6006
Attention:	Kristopher M. Hansen, Esq.
(khansen@stroock.com) - and -
Erez Gilad, Esq. (egilad@stroock.com)

-and-

Kirkland & Ellis LLP (as counsel to Centerbridge) 300 North LaSalle Chicago, IL 60654 Fax: (312) 862-2200
Attention:	Anup Sathy, P.C. (anup.sathy@kirkland.com)

-and-

Kirkland & Ellis LLP (as counsel to Centerbridge) 601 Lexington Avenue New York, New York 10022 Fax: (212) 446-6460
Attention:	Joshua A. Sussberg, Esq. (joshua.sussberg@kirkland.com)

(3) If to a Consenting First Lien Lender or a transferee thereof, to the addresses or facsimile numbers set forth below following the Consenting First Lien Lender’s signature (or as directed by any transferee thereof), as the case may be, with copies to:

Latham & Watkins LLP (as counsel to the First Lien Agent) 233 South Wacker Drive, Suite 5800 Chicago IL 60606 Fax: (312) 993-9767
Attention:	Richard Levy, Esq.
(richard.levy@lw.com)

27

Any notice given by delivery, mail or courier shall be effective when received. Any notice given by facsimile or electronic mail shall be effective upon oral, machine or electronic mail (as applicable) confirmation of transmission.

20.	Reservation of Rights; No Admission.

(a) Nothing contained herein shall (i) limit (A) the ability of any Consenting Creditor to consult with other Consenting Creditors or the Company or (B) the rights of any Consenting Creditor under any applicable bankruptcy, insolvency, foreclosure or similar proceeding, including, without limitation, the right to appear as a party in interest in any matter to be adjudicated in order to be heard concerning any matter arising in the Chapter 11 Cases, in each case, so long as such consultation or appearance is consistent with such Consenting Creditor’s obligations hereunder or under the terms of the Plan and are not for the purpose of hindering, delaying or preventing the confirmation or consummation of the Plan or the Restructuring; (ii) limit the ability of any Consenting Creditor to sell or enter into any transactions in connection with the Senior Notes, First Lien Loans, Second Lien Loans or any other claims against or interests in the Company, subject to the terms of Sections 3(c) and 3(d) hereof; (iii) limit the rights of any Consenting Creditor under the Indenture, the First Lien Credit Agreement or the Second Lien Credit Agreement (as applicable), or any agreements executed in connection with the Indenture, First Lien Credit Agreement or Second Lien Credit Agreement or (iv) constitute a waiver or amendment of any provision of the Indenture, the First Lien Credit Agreement or the Second Lien Credit Agreement (as applicable), or any agreements executed in connection with the Indenture, First Lien Credit Agreement or Second Lien Credit Agreement subject to the terms of Section 3(a) hereof.

(b) Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair or restrict the ability of each of the Parties to protect and preserve its rights, remedies and interests, including without limitation, its claims against any of the other Parties (or their respective affiliates or subsidiaries) or its full participation in any bankruptcy case filed by the Company or any of its affiliates and subsidiaries. This Agreement and the Term Sheet are part of a proposed settlement of matters that could otherwise be the subject of litigation among the Parties. Pursuant to Rule 408 of the Federal Rule of Evidence, any applicable state rules of evidence and any other applicable law, foreign or domestic, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms. This Agreement shall in no event be construed as or be deemed to be evidence of an admission or concession on the part of any Party of any claim or fault or liability or damages whatsoever. Each of the Parties denies any and all wrongdoing or liability of any kind and does not concede any infirmity in the claims or defenses which it has asserted or could assert.

(c) Notwithstanding anything herein to the contrary, nothing in this Agreement shall vitiate or restrict any consent or approval rights that any party to the DIP Commitment or the Exit Revolver Commitment may have with respect to any terms, amendments or modifications under the DIP Commitment or the Exit Revolver Commitment, as applicable.

28

21.	Relationship Among Parties/Committee Membership.

(a) It is understood and agreed that no Consenting Creditor has any duty of trust or confidence in any kind or form with any other Consenting Creditor, and, except as expressly provided in this Agreement, there are no commitments among or between them. In this regard, it is understood and agreed that any Consenting Creditor may trade in the Senior Notes, First Lien Loans, Second Lien Loans or other debt or equity securities of the Company without the consent of the Company or any other Consenting Creditor, subject to applicable securities laws, the terms of this Agreement and any confidentiality agreement entered into with the Company; provided, however, that no Consenting Creditor shall have any responsibility for any such trading to any other entity by virtue of this Agreement. No prior history, pattern or practice of sharing confidences among or between the Consenting Creditors shall in any way affect or negate this understanding and agreement.

(b) Notwithstanding anything to the contrary herein, nothing in this Agreement shall require any Consenting Noteholder or representative of a Consenting Noteholder that becomes a member of a statutory committee that may be established in the Chapter 11 Cases to take any action, or to refrain from taking any action, in such person’s capacity as a statutory committee member; provided, however, that nothing in this Agreement shall be construed as requiring any Consenting Noteholder to serve on any statutory committee in the Chapter 11 Cases.

22.	No Solicitation; Representation by Counsel; Adequate Information.

(a) This Agreement is not and shall not be deemed to be a solicitation for votes in favor of the Plan in the Chapter 11 Cases or a solicitation to tender or exchange any of the Senior Notes, First Lien Loans or Second Lien Loans. The acceptances of the Consenting Creditors with respect to the Plan will not be solicited until such Consenting Creditor has received the Disclosure Statement and related ballots and solicitation materials, each as approved by the Bankruptcy Court.

(b) Each Party acknowledges that it has had an opportunity to receive information from the Company and that it has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.

(c) Although none of the Parties intends that this Agreement should constitute, and they each believe it does not constitute, a solicitation or acceptance of a chapter 11 plan of reorganization or an offering of securities, each Consenting Creditor acknowledges, agrees and represents to the other Parties that it (i) is an “accredited investor” as such term is defined in Rule 501(a) of the Securities Act of 1933, (ii) understands that the securities to be acquired by it pursuant to the Restructuring Transactions have not been registered under the Securities Act and that such securities are, to the extent not acquired pursuant to section 1145 of the Bankruptcy Code, being offered and sold pursuant to an exemption from registration contained in the Securities Act, based in part upon such Consenting Creditor’s representations contained in this Agreement and cannot be sold unless subsequently registered under the Securities Act or an

29

exemption from registration is available and (iii) has such knowledge and experience in financial and business matters that such Consenting Creditor is capable of evaluating the merits and risks of the securities to be acquired by it pursuant to the Restructuring Transactions and understands and is able to bear any economic risks with such investment.

23.	Confidential Information.

Notwithstanding anything in this Agreement to the contrary, if the Company determines that any information (whether written or oral) required to be delivered under this Agreement is material non-public information within the meaning of Regulation FD of the Exchange Act (“MNPI”), the Company shall not be obligated to deliver any such MNPI to any Party unless and until, such Party has executed a confidentiality agreement, in a form reasonably satisfactory to the Company, under which such recipient has agreed to hold as confidential, subject to customary exceptions, and not disclose, subject to customary exceptions, any such MNPI for a period ending no earlier than April 11, 2013 (which confidentiality agreement shall contain confidentiality arrangements substantially similar to the arrangements set forth in those certain confidentiality agreements between the Company and Centerbridge Advisors II, LLC, dated as of October 13, 2011, the Company and Redwood Capital Management, LLC, dated as of October 17, 2011, and the Company and Platinum Equity Advisors, LLC, dated as of November 22, 2011, other than with respect to the release date of April 11, 2013).

24.	Cancellation of Equity.

The Parent and the Equity Sponsor agree that it shall, on the Effective Date, cause Aquilex Acquisition Sub to submit to Holdings for cancellation all of the membership interests of Holdings held by Aquilex Acquisition Sub, which represents all of the outstanding membership interests of Holdings and which membership interests shall be cancelled by Holdings upon receipt thereof.

25.	Tax Matters.

(a) Assumption of Tax Liability. On the Effective Date, Holdings shall assume the liability for all Taxes of Aquilex Acquisition Sub for all taxable periods including through dissolution, and shall indemnify and hold harmless the officers, directors and employees of Aquilex Acquisition Sub for any liability arising out of or otherwise related to Aquilex Acquisition Sub’s Taxes; provided, however that such indemnification shall not extend to any act or omission that is a criminal act or constitutes intentional fraud.

(b) Responsibility for Filing Tax Returns. Holdings shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for the Company that are filed after the Effective Date, including consolidated returns for the affiliated group of which Aquilex Acquisition Sub was the parent.

(c) Refunds. Any Tax refunds belonging to Aquilex Acquisition Sub or received by it on behalf of the Company, shall be for the account of Holdings, and Aquilex Acquisition Sub shall pay over to Holdings any such refund within 15 days of its receipt.

30

(d) Cooperation on Tax Matters. Each of the Aquilex Acquisition Sub, Holdings and Holdings’ subsidiaries shall cooperate fully, as and to the extent reasonably requested by any other Party, in connection with the filing of Tax Returns pursuant to this Section 25 and any audit, litigation or other proceeding with respect to Taxes. Aquilex Acquisition Sub agrees to transfer to Holdings all of its books and records with respect to Tax matters pertinent to the Company. Without limiting the generality of the foregoing, Aquilex Acquisition Sub shall execute on or prior to the Effective Date a power of attorney authorizing Holdings to correspond, sign, collect, negotiate, settle and administer Tax payments and Tax Returns for all taxable periods ending on or prior to, or including, the Effective Date.

(e) LLC Conversion. Prior to the Closing, each of Aquilex Corporation, Aquilex Finance Corp., Aquilex Hydrochem, Inc., Aquilex HydroChem Industrial Cleaning, Inc., Aquilex Specialty Repair and Overhaul, Inc., Aquilex WSI, Inc. and Aquilex SMS, Inc. shall convert to a single-member limited liability company treated as a disregarded entity for U.S. federal income tax purposes.

(f) Aquilex Acquisition Sub Liquidation. Immediately following the Effective Date or as soon as practicable thereafter, Aquilex Acquisition Sub will dissolve under state law. As of the Closing, one or more of the new officers of Holdings will be appointed as officers of Aquilex Acquisition Sub, and Holdings will fund and effectuate the dissolution of Aquilex Acquisition Sub as provided above.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

31

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

AQUILEX ACQUISITION SUB III, LLC

By:	AQUILEX HOLDCO L.P., its sole member

	By:	AQUILEX HOLDCO GP, LLC, its general partner

		By:	ONTARIO TEACHERS’ PENSION PLAN BOARD, its sole member

			By:	/s/ Darren Smart
				Name:	Darren Smart
				Title:	Portfolio Manager

AQUILEX HOLDINGS LLC

By:	AQUILEX ACQUISITION SUB III, LLC

	By:	AQUILEX HOLDCO L.P., its sole member

		By:	AQUILEX HOLDCO GP, LLC, its general partner

			By:	ONTARIO TEACHERS’ PENSION PLAN BOARD, its sole member

				By:	/s/ Darren Smart
					Name:	Darren Smart
					Title:	Portfolio Manager

32

AQUILEX CORPORATION (on behalf of itself and its subsidiaries included in the definition of Company)

By:	/s/ Jay W. Ferguson
	Name:	Jay W. Ferguson

AQUILEX HOLDCO L.P.

By:	AQUILEX HOLDCO GP, LLC, Its general partner

	By:	ONTARIO TEACHERS’ PENSION PLAN BOARD, its sole member

		By:	/s/ Darren Smart
			Name:	Darren Smart
			Title:	Portfolio Manager

ONTARIO TEACHERS’ PENSION PLAN BOARD
(as holder of 98.5% of the equity interests in Aquilex HoldCo L.P.)

		By:	/s/ Darren Smart
			Name:	Darren Smart
			Title:	Portfolio Manager

ROYAL BANK OF CANADA, as administrative and collateral agent under the First Lien Credit Agreement

By:	/s/ Ann Hurley
Name:	Ann Hurley
Title:	Manager, Agency

U.S. BANK NATIONAL ASSOCIATION, as administrative and collateral agent under the Second Lien Credit Agreement

By:	/s/ Michael M. Hopkins
Name:	Michael M. Hopkins
Title:	Vice President

33

CCP II DEBT AQLX II LLC

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

34

EXECUTION VERSION

CCP II DEBT AQLX LLC

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

CCP II DEBT AQLX III LLC

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

CCP II DEBT AQLX IV LLC

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

CCP II DEBT AQLX V LLC

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

CCP II DEBT AQLX VI LLC

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

CCP II DEBT AQLX VII LLC

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

CCP II DEBT AQLX VIII LLC

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

CCP II DEBT AQLX IX LLC

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

CCP II DEBT AQLX X LLC

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

CCP II DEBT AQLX XI LLC

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

CCP II DEBT AQLX XII LLC

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

CCP II DEBT AQLX XIII LLC

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

CCP II DEBT AQLX XIV LLC

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

CCP II DEBT AQLX XV LLC

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

CCP II DEBT ACQUISITION, L.P.

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

CENTERBRIDGE CAPITAL PARTNERS SBS II, L.P.

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Ave, 12 Fl.

New York, NY 10152

Attention: Susanne Clark, General Counsel

EXECUTION VERSION

REDWOOD MASTER FUND, LTD.

By:	REDWOOD CAPITAL MANAGEMENT, LLC, its Investment Manager

/s/ Jonathan Kolatch

Name:	Jonathan Kolatch

Title:	Managing Member

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Redwood Capital Management, LLC

910 Sylvan Ave.

Englewood Cliffs, NJ 07632

Fax: Attention: Email:	201-568-1340 Jed Nussbaum jnussbaum@redwoodcap.com

EXECUTION VERSION

SPHERE CAPITAL, LLC - SERIES D.

By:	/s/ Eva Kalawski

Name:	Eva Kalawski

Title:	Vice President & Secretary

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

c/o Platinum Equity, LLC

360 North crescent Drive

Beverly Hills, CA 90210

Fax: Attention: Email:	310-712-1863 Eva Kalawski ekalawski@platinumequity.com

EXECUTION VERSION

LOCUST STREET FUNDING LLC

By:	GSO / BLACKSTONE DEBT FUNDS
MANAGEMENT LLC,
as Sub-Adviser

/s/ Daniel H. Smith

Name:	Daniel H. Smith

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

GSO / Blackstone Debt Funds Management LLC

280 Park Avenue, 11th Floor

New York, NY 10017

Fax: Attention: Email:	(212) 503-6961 Lee Shaiman or Doug Paolillo Lee.Shaiman@gsocap.com Paolillo@blackstone.com

EXECUTION VERSION

CCP CREDIT ACQUISITION HOLDINGS, LLC

By:	CCP Credit Acquisition Holdings, LLC

/s/ Jeffrey Gelfand

Name:	Jeffrey Gelfand

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

375 Park Avenue

New York, NY 10152

Fax: Attention: Email:	212-672-4616 Centerbridge mkazanlieva@centerbridge.com bankdebt@centerbridge.com

EXECUTION VERSION

CENTERBRIDGE SPECIAL CREDIT PARTNERS, LP

By:	Centerbridge Special Credit, Partners, LP

/s/ Jeffrey Gelfand

Name:	Jeffrey Gelfand

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

375 Park Avenue

New York, NY 10152

Fax: Attention: Email:	212-672-4616 Centerbridge mkazanlieva@centerbridge.com bankdebt@centerbridge.com

EXECUTION VERSION

BLACKSTONE SPECIAL FUNDING (IRELAND)

By:	Blackstone Special Funding (Ireland)
By” GSO Capital Partners LP, as Manager
/s/ Marisa Beeney

Name:	Marisa Beeney

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

280 Park Avenue

11th Floor East

New York, NY 10017

Fax: Attention Email:	212.503.6961 GSO

EXECUTION VERSION

280 FUNDING I

By:	280 Funding I
By” GSO Capital Partners LP, as Portfolio Manager
/s/ Marisa Beeney

Name:	Marisa Beeney

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

280 Park Avenue

11th Floor East

New York, NY 10017

Fax:	212.503.6961
Attention	GSO
Email:

EXECUTION VERSION

GALE FORCE 1 CLO, LTD.

By:	Gale Force 1 CLO, LTD.
GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager
/s/ Daniel H. Smith

Name:	Daniel H. Smith

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

280 Park Avenue

11th Floor East

New York, NY 10017

Fax:	212.503.6961
Attention	GSO
Email:

EXECUTION VERSION

GALE FORCE 2 CLO, LTD.

By:	Gale Force 2 CLO, LTD.
GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager
/s/ Daniel H. Smith

Name:	Daniel H. Smith

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

280 Park Avenue

11th Floor East

New York, NY 10017

Fax:	212.503.6961
Attention	GSO
Email:

EXECUTION VERSION

GALE FORCE 4 CLO, LTD.

By:	Gale Force 4 CLO, LTD.
GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager
/s/ Daniel H. Smith

Name:	Daniel H. Smith

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

280 Park Avenue

11th Floor East

New York, NY 10017

Fax:	212.503.6961
Attention	GSO
Email:

EXECUTION VERSION

INWOOD PARK CDO LTD.

By:	Inwood Park CDO LTD.
Blackstone Deb Advisors L.P. as Collateral Manager
/s/ Daniel H. Smith

Name:	Daniel H. Smith

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

280 Park Avenue

11th Floor East

New York, NY 10017

Fax:	212.503.6961
Attention	GSO
Email:

EXECUTION VERSION

MORNINGSIDE PARK CLO, LTD.

By:	Morningside Park CLO, LTD.
By: GSO / Blackstone Deb Funds Management LLC as Portfolio Manager
/s/ Daniel H. Smith

Name:	Daniel H. Smith

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

280 Park Avenue

11th Floor East

New York, NY 10017

Fax:	212.503.6961
Attention	GSO
Email:

EXECUTION VERSION

CENTRAL PARK CLO, LTD.

By:	Central Park CLO, LTD.
By: GSO / Blackstone Deb Funds Management LLC as Collateral Manager
/s/ Daniel H. Smith

Name:	Daniel H. Smith

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

280 Park Avenue

11th Floor East

New York, NY 10017

Fax:	212.503.6961
Attention	GSO
Email:

EXECUTION VERSION

REDWOOD MASTER FUND, LTD.

By:	Redwood Capital Management, LLC, its Investment Manager.
/s/ Jonathan Kolatch

Name:	Jonathan Kolatch

Title:	Managing Member

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

910 Sylvan Avenue

Englewood Cliffs, NJ 07632

Fax:	201-568-1340
Attention	Jed Nussbaum
Email:	jnussbaum@redwoodcap.com

EXECUTION VERSION

Nob Hill CLO, Limited

By:	Nob Hill CLO, Limited
/s/ Bradley Kane

Name:	Bradley Kane

Title:	Portfolio Manager

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Nob Hill CLO, Limited

c/o Newfleet Asset Management, LLC

909 Montgomery Street

Suite 500

San Francisco, CA 94133

Fax:
Attention	Bradley Kane
Email:	Bradley.kane@newfleet.com

EXECUTION VERSION

Nob Hill CLO II, Limited

By:	Nob Hill CLO II, Limited
/s/ Bradley Kane

Name:	Bradley Kane

Title:	Portfolio Manager

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Nob Hill CLO, Limited

c/o Newfleet Asset Management, LLC

909 Montgomery Street

Suite 500

San Francisco, CA 94133

Fax:
Attention	Bradley Kane
Email:	Bradley.kane@newfleet.com

EXECUTION VERSION

Black Diamond CLO 2006-1 (CAYMAN) LTD.

By:	Black Diamond CLO 2006-1 (CAYMAN) LTD.
Black Diamond CLO 2006-1 Adviser, L.L.C.
As Its Collateral Manager
/s/ Stephen H. Deckoff

Name:	Stephen H. Deckoff

Title:	Managing Principal

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Fax:
Attention
Email:

EXECUTION VERSION

CARLYLE ARNAGE CLO, LTD.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

EXECUTION VERSION

CARLYLE AZURE CLO, LTD.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

EXECUTION VERSION

CARLYLE BRISTOL CLO, LTD.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

EXECUTION VERSION

CARLYLE DAYTONA CLO, LTD.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

EXECUTION VERSION

CARLYLE GLOBAL MARKET STRATEGIES CLO 2011-1, LTD.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

EXECUTION VERSION

CARLYLE HIGH YIELD PARTNERS VII, LTD.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

EXECUTION VERSION

CARLYLE HIGH YIELD PARTNERS VI, LTD.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

EXECUTION VERSION

CARLYLE HIGH YIELD PARTNERS X, LTD.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

EXECUTION VERSION

CARLYLE HIGH YIELD PARTNERS IX, LTD.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

EXECUTION VERSION

CARLYLE HIGH YIELD PARTNERS VIII, LTD.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

EXECUTION VERSION

CARLYLE MCLAREN CLO, LTD.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

EXECUTION VERSION

CARLYLE VANTAGE CLO, LTD.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

EXECUTION VERSION

CARLYLE VEYRON CLO, LTD.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

EXECUTION VERSION

ING PIONEER HIGH YIELD PORTFOLIO.

By:	Pioneer Investment Management, Inc., its advisor
/s/ Margaret C. Begley

Name:	Margaret C. Begley

Title:	Secretary and Associate General Counsel

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

c/o Pioneer Investment Management, Inc.

60 State Street

Boston, MA 02109

Fax:	617-528-6845
Attention	Keith Hogan
Email:	Keith.hogan@pioneerinvestments.com

EXECUTION VERSION

MET INVESTORS SERIES TRUST -

    PIONEER STRATEGIC INCOME PORTFOLIO

By:	Pioneer Investment Management, Inc., its advisor
/s/ Margaret C. Begley

Name:	Margaret C. Begley

Title:	Secretary and Associate General Counsel

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

c/o Pioneer Investment Management, Inc.

60 State Street

Boston, MA 02109

Fax:	617-528-6845
Attention	Keith Hogan
Email:	Keith.hogan@pioneerinvestments.com

EXECUTION VERSION

PIONEER HIGH YIELD FUND

By:	Pioneer Investment Management, Inc., its advisor
/s/ Margaret C. Begley

Name:	Margaret C. Begley

Title:	Secretary and Associate General Counsel

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

c/o Pioneer Investment Management, Inc.

60 State Street

Boston, MA 02109

Fax:	617-528-6845
Attention	Keith Hogan
Email:	Keith.hogan@pioneerinvestments.com

EXECUTION VERSION

PIONEER FLOATING RATE FUND

By:	Pioneer Investment Management, Inc., its advisor
/s/ Margaret C. Begley

Name:	Margaret C. Begley

Title:	Secretary and Associate General Counsel

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

c/o Pioneer Investment Management, Inc.

60 State Street

Boston, MA 02109

Fax:	617-528-6845
Attention	Keith Hogan
Email:	Keith.hogan@pioneerinvestments.com

EXECUTION VERSION

PIONEER GLOBAL HIGH YIELD FUND

By:	Pioneer Investment Management, Inc., its advisor
/s/ Margaret C. Begley

Name:	Margaret C. Begley

Title:	Secretary and Associate General Counsel

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

c/o Pioneer Investment Management, Inc.

60 State Street

Boston, MA 02109

Fax:	617-528-6845
Attention	Keith Hogan
Email:	Keith.hogan@pioneerinvestments.com

EXECUTION VERSION

PIONEER STRATEGIC INCOME FUND

By:	Pioneer Investment Management, Inc., its advisor
/s/ Margaret C. Begley

Name:	Margaret C. Begley

Title:	Secretary and Associate General Counsel

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

c/o Pioneer Investment Management, Inc.

60 State Street

Boston, MA 02109

Fax:	617-528-6845
Attention	Keith Hogan
Email:	Keith.hogan@pioneerinvestments.com

EXECUTION VERSION

PIONEER FLOATING RATE FUND

By:	Pioneer Investment Management, Inc., its advisor
/s/ Margaret C. Begley

Name:	Margaret C. Begley

Title:	Secretary and Associate General Counsel

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

c/o Pioneer Investment Management, Inc.

60 State Street

Boston, MA 02109

Fax:	617-528-6845
Attention	Keith Hogan
Email:	Keith.hogan@pioneerinvestments.com

EXECUTION VERSION

ColumbusNova CLO Ltd. 2006-I

By:	/s/ Stephen J. Vaccaro

Name:	Stephen J. Vaccaro

Title:	Chief Investment Officer

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

CIFC Asset Management LLC

250 Park Avenue, 5th Floor

New York, NY 20177

Fax:	212-624-1199
Attention	Elizabeth Chow
Email:	echow@cifc.com

EXECUTION VERSION

ColumbusNova CLO Ltd. 2006-II

By:	/s/ Stephen J. Vaccaro

Name:	Stephen J. Vaccaro

Title:	Chief Investment Officer

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

CIFC Asset Management LLC

250 Park Avenue, 5th Floor

New York, NY 20177

Fax:	212-624-1199
Attention	Elizabeth Chow
Email:	echow@cifc.com

EXECUTION VERSION

ColumbusNova CLO Ltd. 2007-I

By:	/s/ Stephen J. Vaccaro

Name:	Stephen J. Vaccaro

Title:	Chief Investment Officer

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

CIFC Asset Management LLC

250 Park Avenue, 5th Floor

New York, NY 20177

Fax:	212-624-1199
Attention	Elizabeth Chow
Email:	echow@cifc.com

EXECUTION VERSION

ColumbusNova CLO Ltd. 2007-II

By:	/s/ Stephen J. Vaccaro

Name:	Stephen J. Vaccaro

Title:	Chief Investment Officer

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

CIFC Asset Management LLC

250 Park Avenue, 5th Floor

New York, NY 20177

Fax:	212-624-1199
Attention	Elizabeth Chow
Email:	echow@cifc.com

EXECUTION VERSION

Bridgeport CLO II Ltd.

By:	/s/ Stephen J. Vaccaro

Name:	Stephen J. Vaccaro

Title:	Chief Investment Officer

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

CIFC Asset Management LLC

250 Park Avenue, 5th Floor

New York, NY 20177

Fax:	212-624-1199
Attention	Elizabeth Chow
Email:	echow@cifc.com

EXECUTION VERSION

Cumberland II CLO Ltd.

By:	/s/ Stephen J. Vaccaro

Name:	Stephen J. Vaccaro

Title:	Chief Investment Officer

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

CIFC Asset Management LLC

250 Park Avenue, 5th Floor

New York, NY 20177

Fax:	212-624-1199
Attention	Elizabeth Chow
Email:	echow@cifc.com

EXECUTION VERSION

DFR Middle Market CLO Ltd.

By:	/s/ Stephen J. Vaccaro

Name:	Stephen J. Vaccaro

Title:	Chief Investment Officer

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

CIFC Asset Management LLC

250 Park Avenue, 5th Floor

New York, NY 20177

Fax:	212-624-1199
Attention	Elizabeth Chow
Email:	echow@cifc.com

EXECUTION VERSION

Schiller Park CLO Ltd.

By:	/s/ Stephen J. Vaccaro

Name:	Stephen J. Vaccaro

Title:	Chief Investment Officer

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

CIFC Asset Management LLC

250 Park Avenue, 5th Floor

New York, NY 20177

Fax:	212-624-1199
Attention	Elizabeth Chow
Email:	echow@cifc.com

EXECUTION VERSION

Second Street Holdings 1, L.P.

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Second Street Holdings 2, L.P.

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Second Street Holdings 3, L.P.

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Second Street Holdings 4, L.P.

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Second Street Holdings 5, L.P.

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Second Street Holdings 6, L.P.

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Second Street Holdings 7, L.P.

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Second Street Holdings 8, L.P.

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Second Street Holdings 9, L.P.

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Second Street Holdings 10, L.P.

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Second Street Holdings 11, L.P.

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Blackrock Senior Income Series

By:	/s/ C. Adrian Marshall

Name:	C. Adrian Marshall

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Blackrock

c/o Colleen Wade (2nd floor)

100 Bellevue Parkway

Wilmington, DE 19809-3700

Fax:
Attention
Email:	colleen.wade@blackrock.com
ann.marie.smith@blackrock.com

EXECUTION VERSION

Second Street Holdings 12, L.P.

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Second Street Holdings 13, L.P.

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Second Street Holdings 14, L.P.

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Second Street Holdings 15, L.P.

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	PF5 GP, LLC Its: General Partner
Oaktree Capital Management, L.P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Oaktree Power Opportunities Fund III

Delaware, L.P.

By:	Oaktree Fund GP, LLC Its: General Partner
Oaktree Fund GP I, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Oaktree Fund GP, LLC Its: General Partner
Oaktree Fund GP I, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Melbourne Holdings 1, L.P.

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Melbourne Holdings 2, L.P.

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Melbourne Holdings 3, L.P.

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Melbourne Holdings 4, L.P.

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Melbourne Holdings 5, L.P.

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Melbourne Holdings 6, L.P.

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Melbourne Holdings 7, L.P.

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Melbourne Holdings 8, L.P.

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Melbourne Holdings 9, L.P.

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Melbourne Holdings 10, L.P.

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Melbourne Holdings 11, L.P.

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Melbourne Holdings 12, L.P.

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Melbourne Holdings 13, L.P.

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Melbourne Holdings 14, L.P.

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

Melbourne Holdings 15, L.P.

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Adam Pierce

Name:	Adam Pierce

Title:	Senior Vice President

By:	Melbourne Holdings GP, LLC Its: General Partner
Oaktree Capital Management, L/P. Its: Managing Member
/s/ Jim Ford

Name:	Jim Ford

Title:	Managing Director

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Fax:	213-830-6394
Attention	Adam Pierce
Email:	apierce@oaktreecapital.com

EXECUTION VERSION

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC

By:	/s/ Frances Johnson

Name:	Frances Johnson

Title:	Authorized Signatory

By:	/s/ Keith Rothwell

Name:	Keith Rothwell

Title:	Authorized Signatory

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

GSAM Portfolio Control & Analysis

30 Hudson Street, 37th floor

Jersey City, NH 07302

Fax:	212-651-2311
Attention	N/A
Email:	12142914357@tls.ldsprod.com

EXECUTION VERSION

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY By:

Goldman Sachs Asset Manager, L.P., as Manager

By:	/s/ Sorubh Chandani

Name:	Sorubh Chandani

Title:	Vice President

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Nancy Eichhorst

The Bank of New York

601 Travis Street, 17th Street

Houston, TX 77002

Fax:	281-657-9057
Attention	Nancy Eichhorst
Email:	12816579057@tls.ldsprod.com

EXECUTION VERSION

CETUS CAPITAL II, LLC

By:	/s/ Richard Maybaum

Name:	Richard Maybaum

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Nancy Cetus Capital II, LLC

8 Sound Shore Drive

Suite 303

Greenwich, CT 06830

Fax:	203-552-3595
Attention	Alanna DiSanzo
Email:	adisanzo@cetuscap.om

EXECUTION VERSION

Littlejohn Opportunities Master Fund LP

By:	/s/ Richard Maybaum

Name:	Richard Maybaum

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Littlejohn Opportunities Master Fund LP

8 Sound Shore Drive

Suite 303

Greenwich, CT 06830

Fax:	203-552-3595
Attention	Alanna DiSanzo
Email:	adisanzo@cetuscap.om

EXECUTION VERSION

TELOS CLO 2006-1, Ltd., as Lender

Managed by Tricadia Loan Management LLC

By:	/s/ Ro Toyoshima

Name:	Ro Toyoshima

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

780 Third Avenue

22nd Floor

New York, NY 10017

212-758-8396

Fax:	212-758-8431
Attention	Ro Toyoshima
Email:	rtoyoshima@tricadiacapital.com

EXECUTION VERSION

TELOS CLO 2007-2, Ltd., as Lender

Managed by Tricadia Loan Management LLC

By:	/s/ Ro Toyoshima

Name:	Ro Toyoshima

Title:	Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

780 Third Avenue

22nd Floor

New York, NY 10017

212-758-8396

Fax:	212-758-8431
Attention	Ro Toyoshima
Email:	rtoyoshima@tricadiacapital.com

EXECUTION VERSION

First Trust Senior Floating Rate

Income Fund II

By:	First Trust Advisors L.P. its investment
manager or its investment advisor
/s/ Scott D. Fries

Name:	Scott D. Fries

Title:	Vice President

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

First Trust Advisors L.P.

120 E. Liberty Drive

Wheaton, IL 60187

Attn: Bill Housey

Fax:	630-517-7223
Attention	Ryan Kommers
Email:	rkommers@ftadvisors.com

EXECUTION VERSION

AUSTRALIANSUPER

Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset

Management Ply Ltd. in its capacity as agent and investment manager for

AustralianSuper Ply Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Louis Farano

Name:	Louis Farano

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

11 Madison Avenue

13th floor

New York, NY 10010

Fax:
Attention	Edward B. DeBruyn
Email:	Edward.debruyn@suisse.com

EXECUTION VERSION

Atrium V

Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Louis Farano

Name:	Louis Farano

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

11 Madison Avenue

13th floor

New York, NY 10010

Fax:
Attention	Edward B. DeBruyn
Email:	Edward.debruyn@suisse.com

EXECUTION VERSION

Atrium III

By:	/s/ Louis Farano

Name:	Louis Farano

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

11 Madison Avenue

13th floor

New York, NY 10010

Fax:
Attention	Edward B. DeBruyn
Email:	Edward.debruyn@suisse.com

EXECUTION VERSION

Madison Park Funding II, Ltd.

Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Louis Farano

Name:	Louis Farano

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

11 Madison Avenue

13th floor

New York, NY 10010

Fax:
Attention	Edward B. DeBruyn
Email:	Edward.debruyn@suisse.com

EXECUTION VERSION

Madison Park Funding III, Ltd.

Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Louis Farano

Name:	Louis Farano

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

11 Madison Avenue

13th floor

New York, NY 10010

Fax:
Attention	Edward B. DeBruyn
Email:	Edward.debruyn@suisse.com

EXECUTION VERSION

Alterra Bermuda Limited, as Lender

By:	Wellington Management Company, LLP,
as its Investment Adviser
/s/ Steven M. Hoffman

Name:	Steven M. Hoffman

Title:	Vice President and Counsel

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Alterra Bermuda Limited

c/o Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Fax:
Attention	Karen Canisius
Email:	FILegal@wellington.com

EXECUTION VERSION

Global Indemnity (Cayman) Limited, as Lender

By:	Wellington Management Company, LLP,
as its Investment Adviser
/s/ Steven M. Hoffman

Name:	Steven M. Hoffman

Title:	Vice President and Counsel

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Global Indemnity (Cayman) Limited

c/o Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Fax:
Attention	Karen Canisius
Email:	FILegal@wellington.com

EXECUTION VERSION

Stellar Performer Global Series W - Global Credit, as Lender

By:	Wellington Management Company, LLP,
as its Investment Adviser
/s/ Steven M. Hoffman

Name:	Steven M. Hoffman

Title:	Vice President and Counsel

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Stellar Performer Global Series W - Global Credit

c/o Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Fax:
Attention	Karen Canisius
Email:	FILegal@wellington.com

EXECUTION VERSION

SunAmerica Senior Floating Rate Fund, Inc., as Lender

By:	Wellington Management Company, LLP,
as its Investment Adviser
/s/ Steven M. Hoffman

Name:	Steven M. Hoffman

Title:	Vice President and Counsel

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

SunAmerica Senior Floating Rate Fund, Inc.

c/o Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Fax:
Attention	Karen Canisius
Email:	FILegal@wellington.com

EXECUTION VERSION

U.A.I. (Luxembourg) Investment S.a.r.l., as Lender

By:	Wellington Management Company, LLP,
as its Investment Adviser
/s/ Steven M. Hoffman

Name:	Steven M. Hoffman

Title:	Vice President and Counsel

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

U.A.I. (Luxembourg) Investment S.a.r.l.

c/o Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Fax:
Attention	Karen Canisius
Email:	FILegal@wellington.com

EXECUTION VERSION

UMC Benefit Board, Inc., as Lender

By:	Wellington Management Company, LLP,
as its Investment Adviser
/s/ Steven M. Hoffman

Name:	Steven M. Hoffman

Title:	Vice President and Counsel

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

UMC Benefit Board, Inc.

c/o Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Fax:
Attention	Karen Canisius
Email:	FILegal@wellington.com

EXECUTION VERSION

Wellington Trust Company, National Association Multiple Common Trust Funds Trust-Opportunistic Fixed Income Allocation Portfolio, as Lender

By:	Wellington Management Company, LLP,
as its Investment Adviser
/s/ Steven M. Hoffman

Name:	Steven M. Hoffman

Title:	Vice President and Counsel

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Wellington Trust Company, National

Association Multiple Common Trust Funds

Trust - Opportunistic Fixed Income Allocation

Portfolio

c/o Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Fax:
Attention	Karen Canisius
Email:	FILegal@wellington.com

EXECUTION VERSION

Aviva Life and Annuity Company

By:	/s/ Christopher Langs

Name:	Christopher Langs

Title:	Vice President

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Aviva Life and Annuity Company

215 10th Street, Suite 1000

Des Moines, IA 50317

Fax:	515-697-6958
Attention	Troy Lewis
Email:	hybank@avivainvestors.com

EXECUTION VERSION

CCP II DEBT ACQUISITION, L.P.

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Avenu, 12Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Avenu, 12Fl.

New York, NY 10152

Attention: Susanne Clark, General

Counsel

EXECUTION VERSION

CCP II DEBT AQLX I, LLC.

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Avenu, 12Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Avenu, 12Fl.

New York, NY 10152

Attention: Susanne Clark, General

Counsel

EXECUTION VERSION

CENTERBRIDGE CAPITAL PARTNERS SBS II, L.P.

By:	/s/ Jeff Gelfand

Name:	Jeff Gelfand

Title:	Senior Managing Director

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Centerbridge Partners, L.P.

375 Park Avenu, 12Fl.

New York, NY 10152

Attention: Kyle Cruz

With a copy to:

Centerbridge Partners, L.P.

375 Park Avenu, 12Fl.

New York, NY 10152

Attention: Susanne Clark, General

Counsel

EXECUTION VERSION

Royal Bank of Canada, as a CONSENTING CREDITOR

By:	/s/ Leslie P. Vowell

Name:	Leslie P. Vowell

Title:	Attorney-in-Face

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

Royal Bank of Canada

3 World Financial Center

200 Vesey Street

New York, NY 10281

Fax:	212-428-2319
Attention	Les Vowell
Email:	Les.vowell@rbccm.com

EXECUTION VERSION

Morgan Stanley Senior Funding, Inc

By:	/s/ Su Yeo

Name:	Su Yeo

Title:	Vice President

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

1585 Broadway

New York, NY 10036

Fax:	212-507-0467
Attention	Su Yeo
Email:	su.yeo@morganstanley.com

EXECUTION VERSION

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

As CONSENTING CREDITOR

By:	/s/ Megan Kane

Name:	Megan Kane

Title:	Authorized Signatory

By:	/s/ Didier Siffer

Name:	Didier Siffer

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

11 Madison Avenue

10th Floor

New York, NY 10010

Fax:	212-322-7674
Attention	Michael Searles
Email:	Michael..searles@credit-suisse.com

EXECUTION VERSION

FS INVESTMENT CORPORATION

By:	GSO / BLACKSTONE DEBT FUNDS
MANAGEMENT LLC,
as Sub-Adviser
/s/ Daniel H. Smith

Name:	Daniel H. Smith

Title:	Authorized Signatory

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $

Principal Amount of Second Lien Loans: $

Notice Address:

GSO / Blackstone Debt Funds Management LLC

280 Park Avenue, 11th Floor

New York, NY 10017

Fax:	212-503-6961
Attention	Lee Shaiman or Doug Paolillo
Email:	Lee.Shaiman@gsocap.com
Paolillo@blackstone.com

EXHIBIT A

Term Sheet

AQUILEX HOLDINGS LLC

TERM SHEET

DECEMBER 23, 2011

This term sheet (the “Term Sheet”) sets forth the principal terms of a proposed financial restructuring (the “Restructuring”) of the existing debt and other obligations of Aquilex Acquisition Sub III, LLC (“Acquisition Sub”) and Aquilex Holdings LLC (together, with certain of their subsidiaries, the “Company”),1 which Restructuring will be consummated either (a) out-of-court2 or, to the extent the Minimum Participation Threshold (as defined herein) is not obtained, (b) by commencing cases under chapter 11 of title 11 of the Bankruptcy Code in the Bankruptcy Court to pursue the Plan3 containing the terms set forth herein. As reflected in the Restructuring Support Agreement dated December 23, 2011, the Restructuring is supported by the Company, the Consenting First Lien Lenders, the First Lien Agent, the Second Lien Agent, the Consenting Second Lien Lenders, the Consenting Noteholders, Aquilex HoldCo L.P. (the “Parent”) and the Ontario Teachers’ Pension Plan Board, in its capacity as a holder of 98.5% of the equity interests in Aquilex Holdco L.P., the parent of Acquisition Sub (“Ontario”).

THIS TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN OF REORGANIZATION, IT BEING UNDERSTOOD THAT SUCH A SOLICITATION, IF ANY, ONLY WILL BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF SECURITIES, BANKRUPTCY AND/OR OTHER APPLICABLE LAWS. THIS TERM SHEET DOES NOT ADDRESS ALL TERMS THAT WOULD BE REQUIRED IN CONNECTION WITH ANY POTENTIAL RESTRUCTURING AND ENTRY INTO OR THE CREATION OF ANY BINDING AGREEMENT IS SUBJECT TO THE EXECUTION OF DEFINITIVE DOCUMENTATION IN FORM AND SUBSTANCE CONSISTENT WITH THIS TERM SHEET AND OTHERWISE ACCEPTABLE TO THE COMPANY, THE LENDERS AND THE BACKSTOP PARTIES. THIS TERM SHEET HAS BEEN PRODUCED FOR DISCUSSION AND SETTLEMENT PURPOSES ONLY AND IS SUBJECT TO THE PROVISIONS OF RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND OTHER SIMILAR APPLICABLE STATE AND FEDERAL RULES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN IS STRICTLY CONFIDENTIAL AND SHALL NOT BE SHARED WITH ANY OTHER PARTY ABSENT THE PRIOR WRITTEN CONSENT OF THE COMPANY, THE FIRST LIEN AGENT, THE REQUISITE FIRST LIEN LENDERS, THE REQUISITE NOTEHOLDERS AND THE REQUIRED BACKSTOP INTEREST, EXCEPT AS REQUIRED BY LAW AND AS CONTEMPLATED BY THE RESTRUCTURING SUPPORT AGREEMENT.

[1]

The entities included in the definition of “Company” are as follows: Aquilex Acquisition Sub III, LLC; Aquilex Holdings LLC; Aquilex Corporation; Aquilex Finance Corp.; Aquilex HydroChem, Inc.; Aquilex HydroChem Industrial Cleaning, Inc.; Aquilex Specialty Repair and Overhaul, Inc.; Aquilex WSI, Inc.; Aquilex SMS, Inc.; Aquilex Welding Services B.V. and Aquilex Welding Services Poland Sp. Z.o.o.

[2]

To consummate the Restructuring out-of-court, the Minimum Participation Threshold (as defined below) must be obtained. As part of the out-of-court Restructuring, the Backstop Parties hereby agree, severally and jointly, subject to the terms and conditions set forth in the Backstop Agreement, to pay to the Company on the Effective Date its Total Commitment Percentage of an amount of up to $561,450.00 in the aggregate in order to fund a cash consent fee of $30.00 per $1,000 principal amount of Senior Notes (as set forth in the Backstop Agreement) for those Noteholders (as defined below) that (a) are not Backstop Parties and (b) agree to tender their respective Senior Notes (as defined below) as part of the Exchange Offer (as defined below) (the “Consent Fee”). In exchange therefor, on the Effective Date the Company will issue to each of the Backstop Parties such Backstop Party’s Total Commitment Percentage of a percentage of New Participating Preferred Units (such percentage to be described approximately in the Offering Memorandum).

[3]

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in either Annex 1 attached hereto or the Restructuring Support Agreement (as defined below). To the extent of any inconsistency, the Restructuring Support Agreement shall govern.

Transaction Overview
Debtors:	Acquisition Sub, Aquilex Holdings LLC (“Holdings”); Aquilex Corporation; Aquilex Finance Corp.; Aquilex HydroChem, Inc.; Aquilex HydroChem Industrial Cleaning, Inc.; Aquilex Specialty Repair and Overhaul, Inc.; Aquilex WSI, Inc.; and Aquilex SMS, Inc. (collectively, the “Debtors”).

Creditors:

First Lien Claims: consisting of the $212.8 million in unpaid principal, plus interest, fees and other expenses, which includes $13.2 million in undrawn letters of credit, arising under or in connection with that certain Amended and Restated Credit Agreement, dated as of April 1, 2010, by and among Holdings, as borrower, each of the guarantors named therein, the lenders party thereto, and RBC as administrative agent and collateral agent (as amended, modified or otherwise supplemented from time to time prior to the date hereof, the “First Lien Facility” or the “First Lien Credit Agreement”);

Second Lien Claims: consisting of the $15 million (subject to adjustment for the Incremental Second Lien Debt (as defined below)) in unpaid principal, plus accrued and capitalized interest, capitalized fees and other fees and expenses or other amounts, arising under or in connection with that certain Credit Agreement, dated as of November 15, 2011, by and among Holdings, as borrower, each of the guarantors named therein, the lenders party thereto, and U.S. Bank as administrative agent and collateral agent (as amended, modified or otherwise supplemented from time to time prior to the date hereof, the “Second Lien Loan” or the “Second Lien Credit Agreement”);

Noteholder Claims: consisting of the $225 million in unpaid principal, plus interest, fees and other expenses of the 11.125% Senior Notes (the “Senior Notes,” and the respective holders, the “Noteholders”) under that certain indenture, dated as of December 23, 2009, by and among Holdings and Aquilex Finance Corp., as issuers, each of the guarantors named therein and Wilmington Trust FSB as the indenture trustee (as amended, modified or otherwise supplemented from time to time prior to the date hereof, the “Indenture”);

General Unsecured Claims: consisting of any Claim against the Company (other than the Noteholder Claims) that is neither secured nor entitled to priority under the Bankruptcy Code or any order of the Bankruptcy Court (the “General Unsecured Claims”); and

Equity Interests: consisting of any Interests held in Holdings, including common units, preferred units and any options, warrants or rights to acquire any Interests in Holdings.

Transaction Overview
Restructuring Summary:	The Restructuring shall be implemented through the simultaneous commencement of (1) an out-of-court offer to exchange the Senior Notes for New Common Units (the “Exchange Offer”) pursuant to Regulation D under the Securities Act of 1933, as amended and (2) the solicitation of votes for the Plan.

2

In connection with the Restructuring, the Company will launch a rights offering (the “Rights Offering”) with an aggregate offering amount of up to $80 million, pursuant to which Eligible Noteholders will be entitled to receive their pro rata share of subscription rights to acquire New Participating Preferred Units (the “Rights Offering Units”) that will represent a percentage interest of the New Units on a Fully Diluted Basis (as defined herein) (such percentage as set forth in Annex 2[4] attached hereto). In the event the Restructuring is consummated pursuant to the Plan, and as set forth in the Backstop Agreement, each of the Backstop Parties will pay, severally and not jointly, to the Company, on the Effective Date, its Total Commitment Percentage of $5.0 million, and in exchange therefor, on the Effective Date the Company will issue to each of the Backstop Parties such Backstop Party’s Total Commitment Percentage of the Plan Additional Units (as defined in the Backstop Agreement). In addition, the Backstop Agreement contemplates the Backstop Parties potentially providing to the Company on the Effective Date (1) up to $561,450 in cash to fund potential consent payments to Noteholders in connection with the Exchange Offer, in exchange for the Consent Payment Units (as defined in the Backstop Agreement), (2) $5,000,000 in cash to fund expenses of the Company in the event the Chapter 11 Cases commence, in exchange for the Plan Additional Units (as defined in the Backstop Agreement) and (3) up to $5,000,000 in cash, if the Required Backstop Interest and the Company determine that the working capital and cash flow needs of the Company are such that it would be desirable to provide additional cash resources to the Company, in exchange for the Cash Flow Shortfall Units (as defined in the Backstop Agreement) (each such amount as set forth in Annex 2 attached hereto). The Consent Payment Units, Plan Additional Units and Cash Flow Shortfall Units will represent a percentage of the New Units on a Fully Diluted Basis equal to the aggregate amount of such cash payments divided by the Equity Value. The material terms of the Rights Offering shall be described in more detail in the Equity Term Sheet, dated December 23, 2011, attached to the Restructuring Support Agreement as Exhibit C (the “Equity Term Sheet”) and the Rights Offering Procedures attached to the Restructuring Support Agreement as Exhibit D (the “Rights Offering Procedures”).

On the Effective Date, the Company will obtain financing in the form of (a) a revolving credit facility in the principal amount of $40 million (the “Exit Revolver”), the proceeds of which will be used to fund seasonal increases in working capital and for general working capital and general corporate purposes, and (b) an amendment and restatement of the First Lien Credit Agreement (or replacement financing) in the aggregate principal amount of approximately $132,762,500.00 (the “Exit Term Loan” and, together with the Exit Revolver, the “Exit Financing”). The term sheet for the Exit Term Loan is attached to the Restructuring Support Agreement as Exhibit E and is acceptable to the Lenders and the Consenting Noteholders. The term sheet for the Exit Revolver is attached to the Restructuring Support Agreement as Exhibit H and is acceptable to the Lenders and the Requisite Noteholders. The final form of the Exit Financing shall be in form and substance reasonably satisfactory to the Requisite Noteholders, the First Lien Agent and the Requisite First Lien Lenders.

The proceeds from the Rights Offering and the Exit Financing, plus cash on hand, will be used by the Company to (A) (1) if the First Lien Facility is not otherwise satisfied in full in cash, pay down the First Lien Facility by $65 million, such that the Exit Term Loan will total approximately $132,762,500.00 in principal amount; (2) provide additional liquidity for working capital and general corporate purposes;

[4]	In the event of any conflict between this term sheet and Annex 2, this Term Sheet will control.

3

and (3) pay all reasonable and documented fees and expenses incurred by each of the Company, the First Lien Agent, the First Lien Lenders, the Second Lien Agent, the Second Lien Lenders, the Ad Hoc Committee, Ontario Teachers’ Pension Plan Board (solely with respect to the reasonable and documented fees and expenses charged by Weil, Gotshal & Manges LLP), Centerbridge Advisors II, LLC and certain of its affiliates in connection with the Restructuring or the Company, including the fees (including transaction fees) and expenses of their respective legal and financial advisors (but no more than one legal counsel, one local counsel and one financial advisor for the First Lien Agent and the First Lien Lenders) (collectively, the “Restructuring Expenses”), and (B) to the extent the Chapter 11 Cases are commenced, (1) repay the DIP Financing (as defined below) in full in cash (if applicable); (2) fund Plan distributions, including the paydown of the First Lien Facility in an amount equal to $65 million less the amount of the First Lien Facility rolled up into the DIP Financing, if applicable; and (3) fund the administration of the Chapter 11 Cases.

The Rights Offering will be backstopped by the Backstop Parties as contemplated in, and subject to the terms and conditions of, the Backstop Agreement attached to the Restructuring Support Agreement as Exhibit B.

In exchange for providing the backstop commitment for the Rights Offering, the Backstop Parties will receive the Backstop Commitment Fee. Upon execution of the Backstop Agreement and the DIP Commitment, the Backstop Commitment Fee shall immediately and automatically be deemed earned and payable in the form of an increase in the principal amount of the Second Lien Loan such that the principal amount of the Second Lien Loan shall be increased as of such date, dollar for dollar, by the amount of the Backstop Commitment Fee (the “Incremental Second Lien Debt”) and the parties to the Second Lien Credit Agreement shall amend the Second Lien Credit Agreement accordingly; provided, however, in the event that any Backstop Party is not a lender under the Second Lien Loan as of such date (such Backstop Party, a “Specified Second Lien Lender”), each of the Second Lien Agent, the Second Lien Lenders and the Company agree that the borrower and each of the guarantors under the Second Lien Loan shall issue and deliver notes (or other instruments) under the Second Lien Loan to such non-lender Backstop Party in an amount equal to such non-lender Backstop Party’s Total Commitment Percentage of the Backstop Commitment Fee. In the event the Restructuring is consummated, on the Effective Date each of the Backstop Parties shall, in exchange for cancellation of the Incremental Second Lien Debt, receive a percentage of the New Participating Preferred Units (such percentage as set forth in Annex 2 attached hereto), it being understood that in the event the Restructuring is not consummated, the Incremental Second Lien Debt shall be payable in full in cash in accordance with its terms (unless the holders of the Second Lien Debt agree to different treatment) and shall continue to be included as part of the Second Lien Claims; provided, further, that under no circumstances shall the Incremental Second Lien Debt be payable from proceeds of the DIP Financing (and the parties to the Intercreditor Agreement (as defined below) and Side Letter (as defined below) agree to amend the Intercreditor Agreement and the Side Letter accordingly, to the extent necessary.

As part of the Restructuring, on the Effective Date:

•      At the option of the Company and the Requisite Noteholders, each First Lien Lender shall be entitled to receive its pro rata share of (a)(1) $65 million in cash, less, in the event that the Chapter 11 Cases are commenced, the amount of the First Lien Facility rolled up into the DIP Financing, if applicable; and

4

(2) the Exit Term Loan or, (b) cash in an amount equal to the amount necessary to repay the First Lien Facility in full in cash, it being understood that outstanding letters of credit issued by RBC under the First Lien Facility or, if applicable, the DIP Financing shall be deemed issued under and as part of the Exit Revolver;

•      each Second Lien Lender shall be entitled to receive (a) New Participating Preferred Units that will represent a percentage of the New Units on a Fully Diluted Basis (such percentage as set forth in Annex 2 attached hereto) (provided, that a Specified Second Lien Lender shall not be entitled to receive any such New Participating Preferred Units referred to in this clause (a) unless such Specified Second Lien Lender holds a portion of the Second Lien Loan (other than the Incremental Second Lien Debt)), and (b) on account of the Backstop Commitment Fee, New Participating Preferred Units that will represent a percentage of the New Units on a Fully Diluted Basis (such percentage as set forth in Annex 2 attached hereto);

•      each Eligible Noteholder that properly complies with the Exchange Offer procedures and elects to exchange its Senior Notes in the Exchange Offer, shall be entitled to receive, at its option, either (a) (1) its pro rata share of the New Common Units that will represent a percentage of the New Units on a Fully Diluted Basis (such percentage as set forth in Annex 2 attached hereto), plus (2) to the extent such holder properly complies with the Rights Offering Procedures, the right to participate in the Rights Offering and share, on a pro rata basis, New Participating Preferred Units that will represent a percentage of the New Units on a Fully Diluted Basis (such percentage as set forth in Annex 2 attached hereto), or (b) cash in an amount equal to a percentage of the par value of the principal amount of such Eligible Noteholder’s Senior Notes as of the Record Date (as defined in the Rights Offering Procedures) (such percentage as set forth in Annex 2 attached hereto) (the “Eligible Noteholder Cash Option”);

•      each Non-Tendering Noteholder (a) shall retain its Senior Notes if the Restructuring is consummated through the Exchange Offer or (b) shall receive cash in an amount equal to a percentage of the par value of the principal amount of such Noteholder’s Senior Notes as of the Record Date if the Restructuring is consummated pursuant to the Plan (such percentage as set forth in Annex 2 attached hereto) (the “Non-Tendering Noteholder Cash Option”), subject to the terms set forth in sixth bullet point of this “Restructuring Summary” section;

•      each Non-Eligible Noteholder that properly complies with the Exchange Offer procedures and elects to exchange its Senior Notes in the Exchange Offer shall be entitled to receive cash in an amount equal to 37.5% of the par value of the principal amount of such Non-Eligible Noteholder’s Senior Notes as of the Record Date (the “Non-Eligible Noteholder Cash Option,” and together with the Eligible Noteholder Cash Option and the Non-Tendering Noteholder Cash Option, the “Noteholder Cash Options”) unless such Non-Eligible Noteholder acquired its Senior Notes after December 23, 2011, in which case it will be entitled to the same percentage provided under the Eligible Noteholder Cash Option;

•      each Non-Eligible Noteholder (other than Non-Eligible Noteholders described in the foregoing bullet) shall be entitled to retain its Senior Notes if the Restructuring is consummated through the Exchange Offer; provided, however, that if the Debtors commence the Chapter 11 Cases, each such

5

Non-Eligible Noteholder shall receive cash in the amount set forth in the foregoing bullet unless such Non-Eligible Noteholder informs the Company in writing no less than 5 business days prior to the Confirmation Date that it would like to receive its distribution in the form of New Common Units rather than in cash (in which case, such Non-Eligible Noteholder shall receive a number of New Common Units as determined by clause (a)(1) in the third bullet point of this “Restructuring Summary” section);

•      the cash payments to any of the Noteholders described in the third, fourth, fifth and sixth bullet points of this “Restructuring Summary” section (the “Cash Out Payments”) will be funded by the Backstop Parties (through the Company) in return for the Backstop Parties’ receipt, on a pro rata basis, of New Participating Preferred Units that will represent a percentage of the New Units on a Fully Diluted Basis equal to the aggregate amount of the Cash Out Payments divided by the Equity Value (such percentage to be set forth in Annex 2 attached hereto); provided, however, that the Backstop Parties, for the avoidance of doubt, shall not be eligible for the Eligible Noteholder Cash Option;

•      each holder of a General Unsecured Claim shall be entitled to receive, in full and final satisfaction of such allowed General Unsecured Claim, payment in full in cash in the ordinary course of business as and when due and payable; and

•      the Parent and Ontario, in exchange for treatment as Released Parties and, with respect to Ontario, the reimbursement of the reasonable and documented fees and expenses charged by Weil, Gotshal & Manges LLP as provided herein, will agree to (a) cause all of the Existing Equity Interests to be canceled, and such Interests shall be deemed canceled on the Effective Date, and (b) terminate all of their management services agreements with the Company, if any, and waive and relinquish any rights or claims thereunder, if any.

Use of Cash Collateral and DIP Financing:

In the event the Restructuring is consummated through the Plan, the Company will seek authority promptly upon commencement of the Chapter 11 Cases to enter into debtor-in-possession financing (the “DIP Financing”), which DIP Financing, together with cash on hand, will be used to fund the administration of the Chapter 11 Cases. The DIP Financing shall be provided on the terms and conditions set forth in the commitment agreement and term sheet attached to the Restructuring Support Agreement as Exhibit G (the “DIP Term Sheet”) and shall otherwise be acceptable to the Company, the First Lien Agent, the Requisite First Lien Lenders, and the Requisite Noteholders, each in their reasonable discretion.

In connection with the Company’s use of cash collateral, the Debtors shall provide “adequate protection” (as such term is defined in sections 361 and 363 of the Bankruptcy Code) to the First Lien Lenders and the Second Lien Lenders on the terms set forth in the DIP Term Sheet and shall otherwise be reasonably acceptable to the Company, the First Lien Agent, the Requisite First Lien Lenders, the Requisite Second Lien Lenders and the Requisite Noteholders.

Any order approving the DIP Financing and/or the use of cash collateral shall be consistent with the DIP Term Sheet and shall otherwise be acceptable to the Company, the First Lien Agent, the Requisite First Lien Lenders and the Requisite Noteholders, each in their reasonable discretion.

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In connection with the Restructuring, the Second Lien Lenders will, concurrently with the execution of the Restructuring Support Agreement, enter into an amendment to the Second Lien Credit Agreement pursuant to which the maturity date of the Second Lien Loans will be extended to the earlier of (a) consummation of the Restructuring and (b) February 15, 2012.
Classification and Treatment of Claims and Interests
Administrative, Priority Tax, and Other Priority Claims:	On or as soon as practicable after the Effective Date, each holder of an administrative, priority tax or other priority claim shall be paid in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code.

DIP Claims:	In the event the Chapter 11 Cases are commenced, as soon as practicable after the Effective Date, each holder of an Allowed DIP Claim shall receive payment in full in cash.

First Lien Claims:

On the Effective Date, at the option of the Company and the Requisite Noteholders, each holder of an Allowed First Lien Claim shall be entitled to receive, in full and final satisfaction of such Allowed First Lien Claim, a pro rata share of:

(a)(1) $65 million in cash, less, in the event that the Chapter 11 Cases are commenced, the amount of the First Lien Facility rolled up into the DIP Financing, to the extent provided for and as contemplated in the DIP Term Sheet, if applicable; and (2) the Exit Term Loan (it being understood that outstanding letters of credit issued by RBC under the First Lien Facility or, if applicable, the DIP Financing shall be deemed issued under and as part of the Exit Revolver); or

(b) cash in an amount equal to the amount necessary to repay the First Lien Facility in full in cash.

Second Lien Claims:	On the Effective Date, each Second Lien Lender shall be entitled to receive its pro rata share of (a) New Participating Preferred Units that will represent a percentage of the New Units on a Fully Diluted Basis (such percentage as set forth in Annex 2 attached hereto) (provided, that a Specified Second Lien Lender shall not be entitled to receive any such New Participating Preferred Units referred to in this clause (a) unless such Specified Second Lien Lender holds a portion of the Second Lien Loan (other than the Incremental Second Lien Debt)), and (b) on account of the Backstop Commitment Fee, New Participating Preferred Units that will represent a percentage of the New Units on a Fully Diluted Basis (such percentage as set forth in Annex 2 attached hereto).

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Noteholder Claims:

On the Effective Date,

•      each Eligible Noteholder that properly complies with the Exchange Offer procedures and elects to exchange its Senior Notes in the Exchange Offer, shall be entitled to receive, at its option, either (a) (1) its pro rata share of the New Common Units that will represent a percentage of the New Units on a Fully Diluted Basis (such percentage as set forth in Annex 2 attached hereto), plus (2) to the extent such holder properly complies with the Rights Offering Procedures, the right to participate in the Rights Offering and share, on a pro rata basis, New Participating Preferred Units that will represent a percentage of the New Units on a Fully Diluted Basis (such percentage as set forth in Annex 2 attached hereto), or (b) cash in an amount equal to a percentage of the par value of the principal amount of such Eligible Noteholder’s Senior Notes as of the Record Date (as defined in the Rights Offering Procedures) (such percentage as set forth in Annex 2 attached hereto);

•      each Non-Tendering Noteholder (a) shall retain its Senior Notes if the Restructuring is consummated through the Exchange Offer or (b) shall receive cash in an amount equal to a percentage of the par value of the principal amount of such Noteholder’s Senior Notes as of the Record Date if the Restructuring is consummated pursuant to the Plan (such percentage as set forth in Annex 2 attached hereto), subject to the terms set forth in fourth bullet point of this “Noteholder Claims” section;

•      each Non-Eligible Noteholder that properly complies with the Exchange Offer procedures and elects to exchange its Senior Notes in the Exchange Offer shall be entitled to receive cash in an amount equal to 37.5% of the par value of the principal amount of such Non-Eligible Noteholder’s Senior Notes as of the Record Date unless such Non-Eligible Noteholder acquired its Senior Notes after December 23, 2011, in which case it will be entitled to the same percentage provided under the Eligible Noteholder Cash Option;

•      each Non-Eligible Noteholder (other than Non-Eligible Noteholders described in the foregoing bullet) shall be entitled to retain its Senior Notes if the Restructuring is consummated through the Exchange Offer; provided, however, that if the Debtors commence the Chapter 11 Cases, each such Non-Eligible Noteholder shall receive cash in the amount set forth in the foregoing bullet unless such Non-Eligible Noteholder informs the Company in writing no less than 5 business days prior to the Confirmation Date that it would like to receive its distribution in the form of New Common Units rather than in cash (in which case, such Non-Eligible Noteholder shall receive a number of New Common Units as determined by clause (a)(1) in the first bullet point of this “Noteholder Claims” section);

•      the Cash Out Payments will be funded by the Backstop Parties (through the Company) in return for the Backstop Parties’ receipt, on a pro rata basis, of New Participating Preferred Units that will represent a percentage of the New Units on a Fully Diluted Basis (such percentage as set forth in Annex 2 attached hereto); provided, however, that the Backstop Parties, for the avoidance of doubt, shall not be eligible for the Eligible Noteholder Cash Option;

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Other Secured Claims:	On the Effective Date, to the extent any other secured Claims exist, all such secured claims of the Debtors allowed as of the Effective Date, if not previously, shall be satisfied by either (a) payment in full in cash, (b) reinstatement pursuant to section 1124 of the Bankruptcy Code or (c) such other recovery necessary to satisfy section 1129 of the Bankruptcy Code. For the avoidance of doubt, if the Restructuring is consummated out-of-court, all such secured claims will be unimpaired.

General Unsecured Claims:	Each holder of an Allowed General Unsecured Claim shall be unimpaired under the Plan, and shall receive, in full and final satisfaction of such Allowed General Unsecured Claim, payment in full in cash in the ordinary course of business, as and when due and payable. For the avoidance of doubt, if the Restructuring is consummated out-of-court, General Unsecured Claims shall be entitled to receive, in full and final satisfaction of such General Unsecured Claims, payment in full in cash in the ordinary course of business as and when due and payable.

Intercompany Claims:	All intercompany Claims will be paid, adjusted, reinstated or discharged to the extent reasonably determined to be appropriate by the Company in consultation with the Requisite Noteholders.

Section 510(b) Claims:	Any holder of a claim against any of the Debtors that is described in section 510(b) of the Bankruptcy Code shall not receive a distribution under the Plan and such section 510(b) claims shall be extinguished.

Existing Equity Interests:	On the Effective Date, all Existing Equity Interests will be deemed cancelled and will not be entitled to any distribution.
General Provisions
Executory Contracts and Unexpired Leases:	In the event the Chapter 11 Cases are commenced, the Debtors reserve the right to reject certain executory contracts and unexpired leases subject to the express consent of the Requisite Noteholders. All executory contracts and unexpired leases not expressly rejected shall be deemed assumed pursuant to the Plan. In the event the Restructuring is consummated out-of-court, all executory contracts and unexpired leases shall remain in full force and effect.

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Management Incentive Program:	A post-emergence management incentive program (the “Management Incentive Program”) to be approved and implemented by the New Board (as defined below) under which 10% of the units on a Fully Diluted Basis and after giving effect to the Management Incentive Program shall be reserved for issuance by the New Board to management employees as profit interests for federal income tax purposes as of the date of grant and shall vest based on (1) the performance of Reorganized Aquilex and (2) passage of time. The New Board also will implement a cash bonus program for 2012 based upon performance targets set in 2012 (the “Cash Bonus Program”). The Management Incentive Program shall be implemented by the New Board and communicated to the participants thereunder within 60 days of the Effective Date. The Cash Bonus Program shall be implemented by New Board by the earlier of March 31, 2012 and 60 days following the Effective Date; provided that if the Effective Date has not occurred by March 31, 2012, then the Cash Bonus Program shall be implemented by the Debtors, the terms of which shall be subject to the express consent of the Requisite Noteholders.

Board of Directors or Managers:	The Board of Directors or Managers shall be as set forth in the Equity Term Sheet.

Charter; Bylaws:	The charter, bylaws, limited liability company agreements and other organizational documents of each of the Reorganized Debtors shall have been amended or amended and restated in a manner reasonably satisfactory to the Requisite Noteholders and consistent with section 1123(a)(6) of the Bankruptcy Code, if applicable.

Corporate Structure and Governance:	Post-restructuring Certificates of Incorporation, if applicable, By-Laws, the Amended LLC Agreement (which shall contain stockholder agreement provisions) and other corporate governance documents shall be considered Definitive Documents and shall be in form and substance reasonably acceptable to the Company and the Requisite Noteholders and subject to the consent of the First Lien Agent and the Requisite First Lien Lenders, which consent shall not be unreasonably withheld. The Company and the Backstop Parties shall work together in good faith to determine the optimal post-Effective Date corporate structure for Reorganized Aquilex.

Cancellation of Notes, Instruments, Certificates and other Documents:	Except as provided herein and in connection with the Exit Term Loan, on the Effective Date, all notes, instruments, certificates evidencing debt to, or equity interests in, the Company (including, without limitation, in connection with that certain Intercreditor Agreement executed by the First Lien Lenders and Second Lien Lenders on November 15, 2011 in connection with closing the Second Lien Loan (the “Intercreditor Agreement”), and that certain Side Letter executed on November 15, 2011 between the Company, the First Lien Lender and the Consenting Noteholders (the “Side Letter”)) shall be cancelled and obligations of the Company thereunder shall be discharged.

Vesting of Assets:	On the Effective Date, and if applicable, pursuant to sections 1141(b) and (c) of the Bankruptcy Code, all operating assets of the Company’s estates shall vest in Reorganized Aquilex free and clear of all claims, liens, encumbrances, charges and other interests, except as otherwise provided in the Plan.

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Compromise and Settlement:	The Plan shall contain customary provisions for the compromise and settlement of claims stating that, notwithstanding anything in the Plan to the contrary, the allowance, classification and treatment of allowed claims and equity interests and their respective distributions take into account and conform to the relative priority and rights of such claims and interests in connection with any contractual, legal and equitable subordination rights relating thereto, whether arising under general principles of equitable subordination, section 510 of the Bankruptcy Code or otherwise.

Compensation and Benefit Plans:	All material employee compensation and benefit plans of the Debtors in effect as of December 23, 2011 are set forth on Schedule 2.15 of the Backstop Agreement and shall be deemed to be assumed under the Plan. Other than as permitted pursuant to Section 4.13 of the Backstop Agreement, no new employee compensation and benefit plans (if any) shall be entered into without the express written consent of the Requisite Noteholders and Requisite First Lien Lenders and the Requisite Second Lien Lenders.

Survival of Indemnification Obligations and D&O Insurance:	Any obligations of the Debtors pursuant to their corporate charters, bylaws, limited liability company agreements or other organizational documents to indemnify current and former officers, directors, agents, and/or employees with respect to all present and future actions, suits, and proceedings against the Debtors or such directors, officers, agents, and/or employees, based upon any act or omission for or on behalf of the Debtors shall not be discharged or impaired by confirmation of the Plan. All such obligations shall be deemed and treated as executory contracts to be assumed by the Debtors under the Plan and shall continue as obligations of the Reorganized Debtors. In addition, after the Effective Date, the Reorganized Debtors shall not terminate or otherwise reduce the coverage under any directors’ and officers’ insurance policies (including any “tail policy”) in effect as of December 23, 2011, and all members, managers, directors and officers of the Debtors who served in such capacity at any time prior to the Effective Date shall be entitled to the full benefits of any such policy for the full term of such policy regardless of whether such members, managers, directors, and/or officers remain in such positions after the Effective Date.

Director and Officer Liability Policy:	To the extent the Company plans to extend existing insurance coverage or purchase new insurance coverage covering its current and former officers and directors from claims and causes of action of any third party (including without limitation any holder of a claim) that remain unreleased as of the Effective Date, such extended or newly purchased insurance shall be in such amounts, for such terms or periods of time, and placed with such insurers as are determined by the Company and the Requisite Noteholders to be reasonable under the circumstances.

Conditions to Effectiveness:

The Exchange Offer or the Plan (as applicable) shall be subject to usual and customary conditions to confirmation and effectiveness (as applicable), as well as such other conditions that are reasonably satisfactory to the Requisite Noteholders, including the following:

1.      the Definitive Documents shall contain terms and conditions consistent in all material respects with this Term Sheet and the Restructuring Support Agreement and shall otherwise be reasonably satisfactory in all respects to the Company and the Requisite Noteholders (and, to the extent a Definitive Document (other than the Backstop Agreement, the Amended LLC Agreement, or any charter, bylaws or other organizational documents of the Company) contains provisions that materially adversely affect the rights and interests of the Consenting First Lien

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Lenders (which determination shall be made in good faith by the First Lien Agent), such Definitive Documents shall also be reasonably acceptable to the First Lien Agent);

2.      the Amended LLC Agreement shall be entered into in accordance with the terms of the Equity Term Sheet and shall be in force and effect and shall have been executed by all entities that will receive New Common Units or New Participating Preferred Units;

3.      (a) with respect to the Exchange Offer, the Minimum Participation Threshold shall have been obtained (and not revoked) or (b) with respect to the Chapter 11 Cases, the Bankruptcy Court shall have entered the Confirmation Order, and such Confirmation Order shall not have been stayed or modified or subject to an appeal;

4.      the conditions to effectiveness of the Backstop Agreement shall have been satisfied or waived in accordance with the terms thereof, and such Backstop Agreement shall be in full force and effect and such conditions shall not have been amended without the consent of the Company and the Requisite Noteholders and, if such waiver or amendment materially adversely affects the rights and interests of the First Lien Agent and the Requisite First Lien Lenders (which determination shall be made in good faith by the First Lien Agent), the First Lien Agent and the Requisite First Lien Lenders;

5.      the Restructuring Support Agreement shall not have been terminated, and shall be in full force and effect;

6.      all Restructuring Expenses shall have been paid in full in cash; provided that, if the Chapter 11 Cases are commenced, all Restructuring Expenses incurred prior to the commencement of such cases shall have been paid in full in cash;

7.      the Exit Financing, including all documentation related thereto, shall each be in form and substance reasonably satisfactory to the First Lien Agent, the Requisite First Lien Lenders and the Requisite Noteholders, and shall have been consummated; and

8.      all governmental and third party approvals and consents, including Bankruptcy Court approval, necessary in connection with the transactions contemplated by this Term Sheet shall have been obtained, not be subject to unfulfilled conditions and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose materially adverse conditions on such transactions.

The conditions to effectiveness may be waived in writing by the Company together with the Requisite Noteholders, and, solely with respect to conditions that materially adversely affect the rights and interests of the First Lien Agent and the Requisite First Lien Lenders (which determination shall be made in good faith by the First Lien Agent), the First Lien Agent and the Requisite First Lien Lenders.

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Releases:	To the extent the Exchange Offer is consummated, the Released Parties will enter into a stand-alone agreement effectuating a global release between all such parties substantially similar to those described below. To the extent the Chapter 11 Cases are commenced, the Plan will provide for standard releases (including from the holders of Claims and from the Debtors) with language substantially to the effect of the following:

Releases by the Debtors. As of the Effective Date, except for the right to enforce the Plan and the Definitive Documents that remain in effect after the Effective Date, for good and valuable consideration, including the service of the Released Parties to facilitate the reorganization of the Debtors and the implementation of the restructuring contemplated by the Restructuring and the Plan, if applicable, on and after the Effective Date, the Released Parties are deemed released and discharged by the Debtors, the Reorganized Debtors and the Estates from any and all Claims, obligations, rights, suits, damages, Causes of Action, remedies and liabilities whatsoever, including any derivative claims, asserted or assertable on behalf of the Debtors, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity or otherwise, that the Debtors, the Reorganized Debtors, the Estates or their affiliates would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim or Interest or other entity, based on or relating to, or in any manner arising from, in whole or in part, the Debtors, the Chapter 11 Cases, the purchase, sale or rescission of the purchase or sale of any security of the Debtors or the Reorganized Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Restructuring and the Plan, if applicable, the business or contractual arrangements between any Debtor and any Released Party, the restructuring of Claims and Interests before or during the Chapter 11 Cases, the negotiation, formulation or preparation of the Plan, Disclosure Statement, or related agreements, instruments or other documents, the solicitation of votes with respect to the Plan, the Backstop Agreement or the Rights Offering, upon any other act or omission, transaction, agreement, event or other occurrence taking place on or before the Effective Date, other than Claims or liabilities arising out of or relating to any act or omission of a Released Party that is a criminal act or constitutes intentional fraud.

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Releases by Holders of Claims and Interests. As of the Effective Date, except for the right to enforce the Plan and the Definitive Documents that remain in effect after the Effective Date, each holder of a Claim or an Interest shall be deemed to have conclusively, absolutely, unconditionally, irrevocably and forever, released and discharged the Debtors, the Reorganized Debtors and the Released Parties from any and all Claims, Interests, obligations, rights, suits, damages, Causes of Action, remedies and liabilities whatsoever, including any derivative Claims asserted on behalf of a Debtor, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that such entity would have been legally entitled to assert (whether individually or collectively), based on or relating to, or in any manner arising from, in whole or in part, the Debtors, the Debtors’ restructuring, the Chapter 11 Cases, the purchase, sale or rescission of the purchase or sale of any security of the Debtors or the Reorganized Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor and any Released Party, the restructuring of Claims and Interests before or during the Chapter 11 Cases, the negotiation, formulation or preparation of the Plan, Disclosure Statement or related agreements, instruments or other documents, the solicitation of votes with respect to the Plan, the Backstop Agreement or the Rights Offering, upon any other act or omission, transaction, agreement, event or other occurrence taking place on or before the Effective Date, other than Claims or liabilities arising out of or relating to any act or omission of a Released Party that is a criminal act or constitutes intentional fraud.

Exculpation:

The Plan will contain standard exculpation provisions with language substantially to the effect of the following:

Exculpation. No Exculpated Party shall have or incur, and each Exculpated Party is hereby released and exculpated from any claim, obligation, cause of action or liability for any claim in connection with or arising out of, the administration of the Chapter 11 Cases, the negotiation and pursuit of the Disclosure Statement, the Plan, or the solicitation of votes for, or confirmation of, the Plan, the funding of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, the conducting of the Rights Offering and the issuance of securities under or in connection with the Plan or the transactions contemplated by the foregoing, except for willful misconduct or gross negligence, but in all respects such entities shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan. The Debtors, the Reorganized Debtors, the DIP Lenders, the administrative agent under the DIP Financing, the First Lien Agent, the First Lien Lenders, the Second Lien Agent, the Second Lien Lenders, the Parent, Ontario and the Noteholders (and each of their respective affiliates, agents, directors, officers, employees, advisors, and attorneys) have participated in compliance with the applicable provisions of the Bankruptcy Code with regard to the solicitation and distribution of the securities pursuant to the Plan, and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan, including the issuance of securities thereunder.

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Discharge of Debtors:

The Plan will contain standard discharge provisions with language substantially to the effect of the following:

Effective as of the Effective Date: (a) the rights afforded in the Plan and the treatment of all claims and interests shall be in exchange for and in complete satisfaction, discharge, and release of all claims and interests of any nature whatsoever, including any interest accrued on such claims from and after the Petition Date, against the Debtors or any of their assets, property, or estates; (b) the Plan shall bind all holders of claims and interests, notwithstanding whether any such holders failed to vote to accept or reject the Plan or voted to reject the Plan; (c) all claims and interests shall be satisfied, discharged, and released in full, and the Debtors’ liability with respect thereto shall be extinguished completely, including any liability of the kind specified under section 502(g) of the Bankruptcy Code; and (d) all entities shall be precluded from asserting against the Debtors, the Debtors’ estates, the Reorganized Debtors, their successors and assigns, and their assets and properties any other claims or interests based upon any documents, instruments, or any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Effective Date.

Injunction:

The Plan will contain standard injunction provisions with language substantially to the effect of the following:

From and after the Effective Date, all entities are permanently enjoined from commencing or continuing in any manner, any suit, action, or other proceeding, on account of or respecting any claim, demand, liability, obligation, debt, right, cause of action, interest, or remedy released or to be released pursuant to the Plan or the Confirmation Order.

Definitive Documents and Due Diligence:	This Term Sheet is indicative, and any final agreement shall be subject to the Definitive Documents (other than the Amended LLC Agreement), which Definitive Documents (other than the Amended LLC Agreement) shall be substantially consistent with the terms of this Term Sheet. The Definitive Documents (other than the Amended LLC Agreement) shall contain terms, conditions, representations, warranties, and covenants, each customary for the transactions described herein consistent with the terms of this Term Sheet. The Amended LLC Agreement reflecting the terms in the Equity Term Sheet shall be entered into and in effect by all entities that will be receiving New Common Units or New Participating Preferred Units.

Tax Structure:	Notwithstanding anything herein to the contrary, the Restructuring contemplated by this Term Sheet shall be structured so as to obtain the most beneficial structure for the Debtors and its equity holders post-transaction as determined by the Requisite Noteholders including pursuant to a taxable asset sale, a tax-free reorganization, or some other alternative structures. The Debtors shall cooperate fully with the Requisite Noteholders to determine the Debtors’ current tax attributes and to identify the preferred transaction structure, and to take such other actions as are reasonably necessary or required by the Requisite Noteholders to implement the Requisite Noteholders’ preferred transaction structure.

Avoidance Actions:	Reorganized Aquilex shall retain all rights to commence and pursue any causes of action that are expressly preserved and not released under the Plan, it being understood that Reorganized Aquilex shall not retain any claims or causes of action against the Released Parties, subject to the carveout for any act or omission of a Released Party that is a criminal act or constitutes intentional fraud.

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Fees and Expenses:	Reorganized Aquilex agrees to pay on the Effective Date, to the extent not already paid, all Restructuring Expenses. The Consenting Noteholders, the First Lien Agent, the Consenting First Lien Lenders, the Second Lien Agent and the Consenting Second Lien Lenders are familiar with, and, where applicable and requested, have been provided with a copy of the engagement agreements signed by the Company with Rothschild Inc. and Alvarez & Marsal, Inc. The Consenting Noteholders, the First Lien Agent, the Consenting First Lien Lenders, the Second Lien Agent and the Consenting Second Lien Lenders acknowledge the terms of these engagements as in effect as of the date hereof, including any transaction fees contained therein, and will support the structure and the amount of such transaction fees and will waive any objection thereto.

Retention of Jurisdiction:	The Plan shall provide for a broad retention of jurisdiction by the Bankruptcy Court including for (a) resolution of claims, (b) allowance of compensation and expenses for pre-Effective Date services, (c) resolution of motions, adversary proceedings or other contested matters, (d) entering such orders as necessary to implement or consummate the Plan and any related documents or agreements and (e) other purposes.

Resolution of Disputed Claims:	The Plan shall provide customary procedures for the resolution of disputed Claims, including the ability (but not requirement) to establish a claims bar date pursuant to an order of the Bankruptcy Court. Once resolved, the claimants shall receive distributions, if any, in accordance with the provisions of the Plan and the classification of their Allowed Claim.

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ANNEX 1

Defined Terms

Defined Terms

Party/Term	Description

“Administrative Expense Claim”	A Claim for costs and expenses of administration during the Chapter 11 Cases pursuant to sections 328, 330, 363, 364(c)(1), 365, 503(b) or 507(a)(2) of the Bankruptcy Code, including, (a) the actual and necessary costs and expenses incurred after the Petition Date and through the Effective Date of preserving the Estates and operating the businesses of the Debtors (such as wages, salaries or commissions for services, and payments for goods and other services and leased premises); (b) Fee Claims; (c) DIP Claims; (d) the Restructuring Expenses; and (e) all fees and charges assessed against the Estates pursuant to sections 1911 through 1930 of chapter 123 of the title 28 of the United States Code, 28 U.S.C. §§1-1401 (i.e., the “Judicial Code”).

“Ad Hoc Committee”	The ad hoc committee of Noteholders represented by Stroock & Stroock & Lavan LLP.

“Allowed”	With reference to any Claim or Interest, (a) any Claim or Interest arising on or before the Effective Date (i) as to which no objection to allowance has been interposed within the time period set forth in the Plan, or (ii) as to which any objection has been determined by a final order of the Bankruptcy Court to the extent such objection is determined in favor of the respective holder, (b) any Claim or Interest as to which the liability of the Debtors and the amount thereof are determined by a final order of a court of competent jurisdiction other than the Bankruptcy Court, or (c) any Claim or Interest expressly allowed under the Plan; provided, however, that notwithstanding the foregoing, the Reorganized Debtors shall retain all claims and defenses with respect to Allowed Claims that are reinstated or otherwise unimpaired pursuant to the Plan.

“Amended LLC Agreement”	The Third Amended and Restated Limited Liability Company Agreement of Reorganized Aquilex to be entered into as of the Effective Date and having the terms set forth in the Equity Term Sheet and in form and substance acceptable to the Requisite Noteholders.

“Backstop Agreement”	The Backstop Purchase Agreement attached to the Restructuring Support Agreement as Exhibit B setting forth the terms and conditions of the Rights Offering and the Backstop Commitment of the Backstop Parties, which is acceptable to the Requisite Noteholders, the First Lien Agent and the Requisite First Lien Lenders.

“Backstop Commitment”	The commitment by the Backstop Parties, subject to the terms and conditions set forth in the Backstop Agreement, to purchase that number of Rights Offering Units that are not acquired in the Rights Offering equal to their respective proportionate ownership of the Senior Notes (up to a 100% of the unsubscribed Rights Offering Units).

“Backstop Commitment Fee”	$3,631,753, paid in the form of Incremental Second Lien Debt.

“Backstop Parties”	Centerbridge Advisors II, LLC; Redwood Capital Management, LLC; GSO Capital Partners LP and Platinum Equity Advisors, LLC (together with one or more affiliates or managed accounts of each of the foregoing).

“Bankruptcy Code”	Title 11 of the United States Code, 11 U.S.C. §§ 101, et seq., as amended.

“Bankruptcy Rules”	The Federal Rules of Bankruptcy Procedure.

Defined Terms

“Bankruptcy Court”	The United States Bankruptcy Court for the District of Delaware.

“Cause of Action”	Any action, claim, cause of action, controversy, demand, right, lien, indemnity, guaranty, suit, obligation, liability, damage, judgment, account, defense, offset, power, privilege, license and franchise of any kind or character whatsoever, known, unknown, contingent or non-contingent, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, disputed or undisputed, secured or unsecured, assertable directly or derivatively, whether arising before, on, or after the Petition Date, in contract or in tort, in law or in equity, or pursuant to any other theory of law. Cause of Action also includes: (a) any right of setoff, counterclaim or recoupment and any claim for breach of contract or for breach of duties imposed by law or in equity; (b) the right to object to Claims or Interests; (c) any claim pursuant to sections 362 or chapter 5 of the Bankruptcy Code; (d) any claim or defense including fraud, mistake, duress and usury and any other defenses set forth in section 558 of the Bankruptcy Code; and (e) any state law fraudulent transfer claim.

“Chapter 11 Cases”	The Debtors’ chapter 11 cases to be filed promptly following a determination by the Company and the Requisite Noteholders that the Minimum Participation Threshold has not been obtained, which chapter 11 cases would be jointly administered in the Bankruptcy Court under chapter 11 of the Bankruptcy Code.

“Claim”	A “claim,” as defined in section 101(5) of the Bankruptcy Code.

“Confirmation Order”	The order of the Bankruptcy Court confirming the Plan in the Chapter 11 Cases, which order shall be in form and substance reasonably satisfactory to the First Lien Agent, the Requisite First Lien Lenders and the Requisite Noteholders.

“Definitive Documents”	The documents (including any related orders, agreements, instruments, schedules or exhibits) that are contemplated herein and that are otherwise necessary or desirable to implement, or otherwise relate to the Restructuring, the Plan, and the Exchange Offer, including, the Plan, the documents to be filed in the supplement to the Plan (including the Amended LLC Agreement), the offering memorandum describing the terms of the Restructuring, containing details about the Company and the securities being offered as part of the Restructuring (and intended to satisfy section 1125 of the Bankruptcy Code, to the extent applicable) (the “Offering Memorandum”), the Backstop Agreement, the Equity Term Sheet, the Rights Offering Procedures and the Restructuring Support Agreement (together with any voting and solicitation related materials), and any motion seeking the approval thereof, the Confirmation Order, and definitive documentation relating to the Company’s DIP Financing, use of cash collateral, any exit financing, organizational documents, management services agreements, shareholder and member related agreements or other related documents, which shall contain terms and conditions consistent in all material respects with this Term Sheet and shall otherwise be reasonably satisfactory in all respects to the Company and the Requisite Noteholders (and, to the extent a Definitive Document (other than the Backstop Agreement, the Amended LLC Agreement, the registration rights agreement or any charter, bylaws or other organizational documents of the Company)) contains provisions that materially adversely affect the rights and interests of the Consenting First Lien Lenders, such Definitive Document shall also be reasonably acceptable to the First Lien Agent, in accordance with Section 6 of the Restructuring Support Agreement.

“DIP Claim”	A Claim of the DIP Lenders arising under the DIP Financing and the DIP Order.

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Defined Terms

“DIP Lenders”	The lenders under the DIP Financing.

“DIP Order”	The order(s) of the Bankruptcy Court authorizing the Debtors to enter into and make borrowings under the DIP Financing, and granting certain rights, protections and liens to and for the benefit of the DIP Lenders.

“Disputed or Disallowed Claim or Interest”	Any Claim or Interest that is not yet Allowed.

“Effective Date”	The date that (a) the Exchange Offer is consummated or (b) if the Chapter 11 Cases are filed, the date on which all conditions to the effectiveness of the Plan have been satisfied or waived in accordance with its terms.

“Eligible Noteholder”	A holder of Noteholder Claims that, as of a certain date set forth in the Rights Offering Procedures, is an Accredited Investor (as defined in Rule 501 of the Securities Act) and certifies to that effect in the Rights Exercise Form (as defined in the Rights Offering Procedures), or that the Company reasonably believes to be an Accredited Investor.

“Estate(s)”	Individually or collectively, the estate or estates of the Debtors created under section 541 of the Bankruptcy Code.

“Exculpated Parties”	Collectively: (a) the Company; (b) the First Lien Agent; (c) the First Lien Lenders; (d) the other Secured Parties under and as defined in the First Lien Credit Agreement; (e) the DIP Lenders; (f) the administrative agent under the DIP Financing; (g) the arrangers under each of the DIP Financing and Exit Financing; (h) the Second Lien Agent; (i) the Second Lien Lenders; (j) the Backstop Parties; (k) the Noteholders; (l) the Parent; (m) Ontario and (n) with respect to each of the foregoing entities in clauses (a) through (m), such entities’ predecessors, successors and assigns, subsidiaries, affiliates, managed accounts or funds, current and former officers, directors, principals, shareholders, members, partners, employees, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund advisors and other professionals, and such persons’ respective heirs, executors, estates, servants and nominees, in each case in their capacity as such.

“Existing Equity Interests”	All membership/equity interests in Holdings, including common units, preferred units and any options, warrants or rights to acquire any equity interests.

“Fee Claim”	A Claim for professional services rendered or costs incurred on or after the Petition Date and on or prior to the Effective Date by professional persons retained by the Debtors or any statutory committee appointed in the Chapter 11 Cases pursuant to sections 327, 328, 329, 330, 331, 503(b), or 1103 of the Bankruptcy Code in the Chapter 11 Cases.

“First Lien Agent”	The Royal Bank of Canada, in its capacity as administrative agent, collateral agent and letter of credit issuer under the First Lien Credit Agreement.

3

Defined Terms

“First Lien Lenders”	The lenders from time to time party to the First Lien Credit Agreement as lenders thereunder, including former lenders and any applicable assignees and participants thereof.

“Fully Diluted Basis”	After taking into account all New Units (including all New Participating Preferred Units) issued pursuant to the Restructuring, but excluding any New Units issued pursuant to the Management Incentive Program.

“Interest”	Any common unit, preferred unit or other ownership interest in any of the Debtors, whether or not transferable, and any option, warrant or right, contractual or otherwise, to acquire any such interest in a Debtor that existed immediately prior to the Effective Date.

“Lenders”	The First Lien Lenders and the Second Lien Lenders, collectively.

“Minimum Participation Threshold”	The date and time upon which (a) the minimum participation threshold for the holders of Senior Notes Claims in connection with the Exchange Offer of 99% of the principal amount outstanding of the Senior Notes is met, and (b) the minimum consent threshold for First Lien Lenders in connection with the Restructuring of 90% of the aggregate principal amount of the First Lien Claims is met, in each case, as determined by the Company, the Requisite Noteholders, the First Lien Agent and the Requisite First Lien Lenders; provided, however, that the Company, the First Lien Agent, and the Requisite Noteholders may agree in writing to amend, modify or supplement the Minimum Participation Threshold as it applies to the holders of Senior Notes Claims; provided, further, however, that the Company, the First Lien Agent, the Requisite First Lien Lenders, and the Requisite Noteholders may agree in writing to amend, modify or supplement the Minimum Participation Threshold as it applies to the First Lien Claims.

“New Board”	The board of directors and/or managers of Reorganized Aquilex.

“New Common Units”	Common equity interests or membership interests in Reorganized Aquilex having the rights and obligations of the Class A Common Units described in the Equity Term Sheet and as set forth in the Amended LLC Agreement.

“New Participating Preferred Units”	Participating preferred units to be issued by Reorganized Aquilex having the rights and obligations of the Class B Participating Preferred Units described in the Equity Term Sheet and as forth in the Amended LLC Agreement.

“New Units”	The combined amount of the New Common Units and the New Participating Preferred Units.

“Non-Eligible Noteholder”	A holder of Noteholder Claims that, as of a certain date set forth in the Rights Offering Procedures, is not an Accredited Investor (as defined in Rule 501 of the Securities Act) and certifies to that effect in the Rights Exercise Form or that the Company reasonably believes is not an Accredited Investor.

“Non-Tendering Noteholder”	A holder of Noteholder Claims that does not elect to exchange its Senior Notes in the Exchange Offer, does not comply with the procedures for the Exchange Offer or, as of a certain date set forth in the Rights Offering Procedures, has not returned a Rights Exercise Form that certifies whether or not it is an Accredited Investor (as defined in Rule 501 of the Securities Act).

4

Defined Terms

“Noteholder Claim”	Any Claim derived from or based upon the Indenture with respect to the Senior Notes; provided that Noteholder Claims shall not include any Section 510(b) Claims.

“Other Secured Claim”	A secured Claim, other than an Administrative Expense Claim, a Priority Tax Claim, a First Lien Claim or a Second Lien Claim.

“Petition Date”	The date of commencement of the potential Chapter 11 Cases.

“Plan”	The prepackaged plan of reorganization for the Debtors pursuant to Sections 1125, 1126 and 1145 of the Bankruptcy Code (as applicable), to be implemented in the Chapter 11 Cases in the event that the Minimum Participation Threshold is not obtained, which Plan shall be (i) consistent in all material respects with the terms of this Term Sheet, (ii) included in the solicitation package sent with the Offering Memorandum upon the launch of the Exchange Offer, (iii) filed with the Bankruptcy Court on the Petition Date, and (iv) otherwise reasonably acceptable to the Company, the First Lien Agent, the Requisite First Lien Lenders and the Requisite Noteholders.

“Priority Non-Tax Claim”	Any Claim other than an Administrative Expense Claim or a Priority Tax Claim that is entitled to priority in payment as specified in section 507(a) of the Bankruptcy Code.

“Priority Tax Claim”	Any secured or unsecured Claim of a governmental unit of the kind entitled to priority in payment as specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

“Released Parties”	Collectively: (a) the Company; (b) the First Lien Agent; (c) the First Lien Lenders; (d) the other Secured Parties under and as defined in the First Lien Credit Agreement; (e) the DIP Lenders; (f) the administrative agent under the DIP Financing; (g) the arrangers under each of the DIP Financing and Exit Financing; (h) the Second Lien Agent; (i) the Second Lien Lenders; (j) the Backstop Parties; (k) the Noteholders; (l) the Parent; (m) Ontario; (n) Aquilex Holdco L.P.; (o) Aquilex Holdco GP, LLC and (p) with respect to each of the foregoing entities in clauses (a) through (o), such entities’ predecessors, successors and assigns, subsidiaries, affiliates, managed accounts or funds, current and former officers, directors, principals, shareholders, members, partners, employees, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund advisors and other professionals, and such persons’ respective heirs, executors, estates, servants and nominees.

“Reorganized Aquilex”	Holdings after giving effect to consummation of either the Exchange Offer or the restructuring transactions under the Plan, as applicable.

“Reorganized Debtors”	The Debtors as reorganized under the Plan, if applicable.

“Requisite First Lien Lenders”	As of the date of determination, Consenting First Lien Lenders holding at least 66- 2/3% of the aggregate outstanding principal amount of the First Lien Loans held by the Consenting First Lien Lenders as of such date.

5

Defined Terms

“Requisite Noteholders”	As of the date of determination, Consenting Noteholders holding at least a majority of the aggregate outstanding principal amount of the Senior Notes held by the Consenting Noteholders as of such date; provided, however, the term “Requisite Noteholders” shall mean, as of the date of determination, Consenting Noteholders holding at least 66- 2/3% of the aggregate outstanding principal amount of the Senior Notes held by the Consenting Noteholders as of such date, for purposes of any waiver, change in the effect of, consent, amendment, or modification to each of the following: (1) the definitions of, and the form and substance of, each of the Offering Memorandum, this Term Sheet, the Plan, the Disclosure Statement, the order approving the Disclosure Statement, the Confirmation Order, the Agreement Motion, the Agreement Order and the Backstop Commitment Fee; (2) the definition of, and the form and substance of, and any requirement to execute and/or deliver, the Amended LLC Agreement and the Definitive Documents (as it relates to the Amended LLC Agreement); (3) any change to the definition of Outside Petition Date to extend such date beyond February 27, 2012; (4) the treatment of the Second Lien Lenders in this Term Sheet and the Plan; (5) Section 5(c)(xii) to the Restructuring Support Agreement; (6) Section 8 to the Restructuring Support Agreement; (7) Annex 2 to this Term Sheet (it being understood that the operation of the formulas included therein may result in variability with respect to certain recoveries as contemplated in Annex 2); (8) Section 3(c) to the Restructuring Support Agreement; and (9) any covenants, rights of termination or conditions in the Restructuring Support Agreement (including any exhibits or schedules hereto or thereto), this Term Sheet or the Plan, which would have the effect of any waiver, change in the effect of, consent, amendment or modification to the items referenced in (1)-(8) hereof.

“Restructuring Support Agreement”	That certain Restructuring Support Agreement by and among the Company, the First Lien Agent, the First Lien Lenders party thereto, the Second Lien Agent, the Second Lien Lenders party thereto, the Noteholders party thereto, the Parent, and Ontario.

“Rights Offering Agent”	Epiq Systems, Inc.

“Second Lien Agent”	U.S. Bank National Association in its capacity as agent to the Second Lien Credit Agreement, and its successors and assigns.

“Second Lien Lenders”	The lenders from time to time party to the Second Lien Credit Agreement as lenders thereunder (including any Specified Second Lien Lender), including their successors and any applicable permitted assignees and participants thereof.

6

Strictly private and confidential Annex 2 December 22, 2011 EXHIBIT 10.1

Out-of-court exchange offer

Strictly private and confidential
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455014
Transaction summary ($ in MM)
3
Proposed transaction sources & uses ($ in MM)
The tables below illustrate the S&U of funds and PF capitalization of the recapitalized Company assuming an out-of-court exchange offer closing on January 31, 2012
Exchange offer analysis – final agreement
Out-of-court exchange offer
Estimated emergence fees ($ in MM)
Professional fees
Exit financing fees $4.4
Backstop fee -
A&M Houston 0.3
Rothschild 3.4
Houlihan Lokey 1.3
Other 2.0
Total professional fees 11.4
Sources Uses
New Exit Revolver $0.0 Bridge/DIP paydown $0.0
New money commitment 80.0         Pre-petition 1st lien debt paydown 65.0
Backstop fee for RO (non-cash) 3.6           Backstop fee for RO (non-cash) 3.6
Paydown of accrued 1st lien interest 0.6
Net cash at WSI BV (1) -               Transaction fees 11.4
Cash on the balance sheet 2.9
Total sources $83.6       Total uses $83.6
31-Jan-12 Inflow / 31-Jan-12
Transaction Equitized (Retired) Pro-forma
Revolver 36.1                -                (36.1)         -
Term Loan 162.3              -                (29.5)         132.8
DIP -                      -                -                -
Bridge 15.8                (15.8)         -                -
Secured debt $214.1            ($15.8)       ($65.6)       $132.8
Secured debt + LCs 227.3              145.9
11.125% Unsecured Notes 225.0              (225.0)       -                -
Unsecured debt $225.0            ($225.0)     -                -
Total debt $439.1            ($240.8)     ($65.6)       $132.8
Total debt + LCs 452.3              145.9
Liquidity
Cash $13.6              $2.9          $16.5
Revolver availability -                      26.8
Total liquidity $13.6              $43.4
LTM Adj. EBITDA 43.0                43.0
Capex 24.1                24.1
Cash interest 41.5                12.6
Total funded debt / LTM Adj. EBITDA 10.2x 3.1x
(Total funded debt + unfunded RC & LCs) / LTM Adj. EBITDA 10.5x 4.0x
Net funded debt /  LTM Adj. EBITDA 9.9x 2.7x
(Net funded debt + unfunded RC & LCs) /  LTM Adj. EBITDA 10.2x 3.6x
LTM Adj. EBITDA / Cash interest 1.0x 3.4x
LTM Adj. EBITDA - Capex / Cash interest 0.5x 1.5x

Strictly private and confidential
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455014
4
Analysis of the final agreement
(1)
Analysis of the final agreement ($ in MM) (2)(3)(4)(5)
Out-of-court exchange offer
Final Deal
12/12/11
Size of Rights Offering $80.000
Gross TEV $320.000
Rights Offering Discount 20.000%
Post-discount Set-up TEV $282.553
Backstop Fee 4.000%
Senior Noteholders cash election (accredited) 27.684%
Senior Noteholders cash election (non-accredited) 37.500%
Working Capital Adjustment None
Pro Forma Equity Ownership:
Existing Bondholders 33.268%
Rights Offering Investors 53.408%
Bridge Lenders 10.525%
Backstop Fee 2.425%
Additional Backstop 0.000%
Consent Fee 0.375%
Total 100.000%
(1)
All figures, except for the Backstop Commitment Fee, are based on certain assumptions as to the Settlement Date for the Exchange Offer and the final calculation of accrued interest expense on the
Second Lien Loans. The calculations presented herein assume a closing date of January 31, 2012 for the out-of-court Exchange Offer and a closing date of March 31, 2012 for the Prepackaged Plan, each of which are forward estimates that are subject to change, including final accrued interest calculations
(2)
Pro forma equity splits assume none of the Non-BP Notes participate in the rights offering or choose the cash out option
(3)
Final deal includes a 3.0% consent fee paid to all Non-BP Notes
(4)
All equity ownership figures are before dilution from the new MIP that will be implemented after closing.
(5)
In the event the Cash Flow Shortfall Units are issued, existing bondholders’ pro forma equity ownership could be reduced by up to approximately 3.3% if existing bondholders elect not to participate in the opportunity to purchase additional Participating Preferred Units on the same terms as the Cash Flow Shortfall Units

Strictly private and confidential
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455014
5
Accredited Non-BP Notes Recovery
(1) The Backstop Parties would
have the right (but not the
obligation) to invest additional
funds at closing in the form of
new preferred stock units on the
same terms as the Rights
Offering investors. No Backstop
Fee would be payable if such
additional funds are invested.
The Non-BP Notes would have
the right (but not the obligation)
to invest on the same terms on
a pro-rata basis.
(2) Assumes a paydown of $65 MM
of the principal balance and
approximately $0.6 MM of
accrued 1     lien interest at
closing.
(3) The amount of the Backstop
Fee is equal to the sum of the
rights offering amount, the
maximum amount of the
consent fee, the additional
funds provided by the backstop
parties to fund the cash out
option assuming a 100% cash
out participation and $5 MM of
additional liquidity in a
prepackaged scenario.
(4) Consent Fee is equal to 3% of
Non-BP Notes of $18.7 MM.
Analysis of final agreement
(1)
Final agreement analysis ($ in MM)
Out-of-court exchange offer
RO TEV Setup TEV
Setup TEV $320.000 $320.000
Less: PF Debt
(2)
(132.763) (132.763)
Implied Equity Value $187.238 $187.238
RO discount 20.000% 0.000%
Implied RO Equity Value $149.790 $187.238
Implied Setup TEV $282.553 $320.000
Less: PF Debt (132.763) (132.763)
Plus: Cash - -
Less: NWC Adjustments - -
Implied Equity Value $149.790 A $187.238
Rights Offering Amount $80.000 B $80.000
Bridge Loan Amount 15.765 C 15.765
Backstop Fee 3.632 D
(3)
3.632
Additional Backstop 0.000 E 0.000
Consent Fee 0.561 F
(4)
0.561
PF Ownership Split:
Existing Bondholders 33.268% = 100%-G-H-I-J-K 33.268%
Rights Offering Investors 53.408% G = B/A 53.408%
Bridge Lenders 10.525% H = C/A 10.525%
Backstop Fee 2.425% I = D/A 2.425%
Additional Backstop 0.000% J = E/A 0.000%
Consent Fee 0.375% K = F/A 0.375%
Total PF Ownership Split 100.000% 100.000%
PF Equity Value Split:
Existing Bondholders $49.832 $62.290 L PF Equity Value to Senior Notes $62.290 L
Rights Offering Investors 80.000 100.000 Total Non-BP Notes $18.715 M
Bridge Lenders 15.765 19.706 Total Non-BP Notes % 8.318% N
Backstop Fee 3.632 4.540 PF Equity Value to Non-BP Notes $5.181 O=L*N
Additional Backstop 0.000 0.000 Estimated Recovery 27.684% P=O/M
Consent Fee 0.561 0.702
Total PF Equity Value Split $149.790 $187.238
st

Strictly private and confidential
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PF equity ownership sensitivity analysis – based on cash option participation
(1) Excludes the consent
fee; see description of
the formula on the last
page
Out-of-court exchange offer
Amount of Rights Offering Calculation ($ in MM)
(1)
Cash Option Recovery % 0.000% 20.000% 40.000% 60.000% 80.000% 100.000%
Accredited (1) 27.684% 27.067% 26.469% 25.888% 25.325% 24.778%
Non-Accredited
(1)
37.500% 37.500% 37.500% 37.500% 37.500% 37.500%
Cash Option Recovery $
Accredited (1) $0.000 $0.760 $1.486 $2.180 $2.844 $3.478
Non-Accredited
(1)
0.000 0.351 0.702 1.053 1.404 1.755
Total additional RO $0.000 $1.111 $2.188 $3.233 $4.247 $5.232
Additional Backstop (1)
$0.000 $1.111 $2.188 $3.233 $4.247 $5.232
Non-BP Notes Participation in Cash Out Option
Sensitivity Analysis - PF Equity Splits ($ in MM)
Non-BP Notes Participation in Cash Out Option
0.000% 20.000% 40.000% 60.000% 80.000% 100.000%
Total RO+Additional Backstop (1) $80.000 $81.111 $82.188 $83.233 $84.247 $85.232
Implied Equity Ownership Splits
Senior Notes 33.268% 32.526% 31.807% 31.110% 30.432% 29.775%
Rights Offering Investors 53.408% 53.408% 53.408% 53.408% 53.408% 53.408%
Bridge Lenders 10.525% 10.525% 10.525% 10.525% 10.525% 10.525%
Backstop Fee 2.425% 2.425% 2.425% 2.425% 2.425% 2.425%
Additional Backstop 0.000% 0.742% 1.461% 2.158% 2.836% 3.493%
Consent Fee 0.375% 0.375% 0.375% 0.375% 0.375% 0.375%
Total 100.000% 100.000% 100.000% 100.000% 100.000% 100.000%
Sensitivity analysis below assumes the following:
– Non-BP Notes are estimated at $18.7 million, or 8.3% of total Senior Notes
– 75% of the Non-BP Notes are assumed to be accredited investors and 25% non-accredited based on a preliminary assumption
– Non-BP Notes that are non-accredited investors would have an option to cash out at 37.5% of par plus the 3% consent fee
– Non-BP Notes that are accredited investors would have an option to cash out at 24.8% - 27.7% of par depending on the number of holders taking the cash out option plus the 3% consent fee

Prepackaged exchange offer

Strictly private and confidential
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455014
Transaction summary ($ in MM) Proposed transaction sources & uses ($ in MM)
Prepackaged exchange offer
Estimated emergence fees ($ in MM)
The tables below illustrate the S&U of funds and PF capitalization of the recapitalized Company assuming a prepackaged exchange offer closing on March 31, 2012
Prepackaged offer analysis – final agreement
Professional fees
Exit financing fees $4.4
Backstop fee -
A&M Houston 0.3
Rothschild 3.1
Houlihan Lokey 1.1
Other 2.0
Total professional fees 10.9
Sources Uses
New Exit Revolver $0.0 Bridge/DIP paydown $2.5
New money commitment 85.0         Pre-petition 1st lien debt paydown 65.0
Backstop fee for RO (non-cash) 3.6           Paydown of accrued 1st lien interest 1.0
Backstop fee for RO (non-cash) 3.6
Net cash at WSI BV Transaction fees 10.9
Cash on the balance sheet 5.6
Total sources $88.6       Total uses $88.6
31-Mar-12 Inflow / 31-Mar-12
Transaction Equitized (Retired) Pro-forma
Revolver 36.2 - (36.2) -
Term Loan 162.5 - (29.8) 132.8
DIP 2.5 - (2.5) -
Bridge 16.1 (16.1) - -
Secured debt $217.2 ($16.1) ($68.4) $132.8
Secured debt + LCs 230.4 145.9
11.125% Unsecured Notes 225.0 (225.0) - -
Unsecured debt $225.0 ($225.0) - -
Total debt $442.2 ($241.1) ($68.4) $132.8
Total debt + LCs 455.4 145.9
Liquidity
Cash - $5.6 $5.6
Revolver availability - 26.8
Total liquidity - $32.4
LTM Adj. EBITDA 43.7 43.7
Capex 24.1 24.1
Cash interest 44.1 12.6
Total funded debt / LTM Adj. EBITDA 10.1x 3.0x
(Total funded debt + unfunded RC & LCs) / LTM Adj. EBITDA 10.4x 3.9x
Net funded debt /  LTM Adj. EBITDA 10.1x 2.9x
(Net funded debt + unfunded RC & LCs) /  LTM Adj. EBITDA 10.4x 3.8x
LTM Adj. EBITDA / Cash interest 1.0x 3.5x
LTM Adj. EBITDA - Capex / Cash interest 0.4x 1.6x

Strictly private and confidential
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455014
9
(1) All figures, except for the Backstop Commitment Fee, are based on certain assumptions as to the Settlement Date for the Exchange Offer and the final calculation of accrued interest expense on the Second Lien
Loans. The calculations presented herein assume a closing date of January 31, 2012 for the out-of-court Exchange Offer and a closing date of March 31, 2012 for the Prepackaged Plan, each of which are forward estimates that are subject to change, including final accrued interest calculations
(2) Pro forma equity splits assume none of the Non-BP Notes participate in the rights offering or choose the cash out option
(3) All equity ownership figures are before dilution from the new MIP that will be implemented after closing
(4) In the event the Cash Flow Shortfall Units are issued, existing bondholders’ pro forma equity ownership could be reduced by up to approximately 3.3% if existing bondholders elect not to participate in the opportunity to purchase additional Participating Preferred Units on the same terms as the Cash Flow Shortfall Units
Analysis of the final agreement
(1)
Analysis of the final agreement ($ in MM) (2)(3)(4)
Prepackaged exchange offer
Final Deal
12/12/11
Size of Rights Offering $80.000
Gross TEV $320.000
Rights Offering Discount 20.000%
Post-discount Set-up TEV $282.553
Backstop Fee 4.000%
Senior Noteholders cash election (accredited) 25.056%
Senior Noteholders cash election (non-accredited) 37.500%
Working Capital Adjustment None
Pro Forma Equity Ownership:
Existing Bondholders 30.110%
Rights Offering Investors 53.408%
Bridge Lenders 10.719%
Backstop Fee 2.425%
Additional $5MM Backstop 3.338%
Consent Fee 0.000%
Total 100.000%

Strictly private and confidential
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455014
10
Accredited Non-BP Notes Recovery
Final agreement analysis ($ in MM)
(1) The Backstop Parties would
have the right (but not the
obligation) to invest additional
funds at closing in the form of
new preferred stock units on the
same terms as the Rights
Offering investors. No Backstop
Fee would be payable if such
additional funds are invested.
The Non-BP Notes would have
the right (but not the obligation)
to invest on the same terms on
a pro-rata basis.
(2) Assumes a paydown of $65 MM
of the principal balance and
approximately $1.0 MM of
accrued 1   lien interest at
closing.
(3) The amount of the Backstop
Fee is equal to the sum of the
rights offering amount, the
maximum amount of the
consent fee, the additional
funds provided by the backstop
parties to fund the cash out
option assuming a 100% cash
out participation and $5 MM of
additional liquidity in a
prepackaged scenario.
Analysis of final agreement
(1)
Prepackaged exchange offer
RO TEV Setup TEV
Setup TEV $320.000 $320.000
Less: PF Debt (2) (132.763)                (132.763)
Implied Equity Value $187.238 $187.238
RO discount 20.000% 0.000%
Implied RO Equity Value $149.790 $187.238
Implied Setup TEV $282.553 $320.000
Less: PF Debt (132.763)                (132.763)
Plus: Cash -                              -
Less: NWC Adjustments -                              -
Implied Equity Value $149.790 A $187.238
Rights Offering Amount $80.000 B $80.000
Bridge Loan Amount 16.057 C 16.057
Backstop Fee 3.632 D (3) 3.632
Additional $5MM Backstop 5.000 E 5.000
Consent Fee 0.000 F 0.000
PF Ownership Split:
Existing Bondholders 30.110% = 100%-G-H-I-J-K 30.110%
Rights Offering Investors 53.408% G = B/A 53.408%
Bridge Lenders 10.719% H = C/A 10.719%
Backstop Fee 2.425% I = D/A 2.425%
Additional $5MM Backstop 3.338% J = E/A 3.338%
Consent Fee 0.000% K = F/A 0.000%
Total PF Ownership Split 100.000% 100.000%
PF Equity Value Split:
Existing Bondholders $45.102 $56.377 L PF Equity Value to Senior Notes $56.377 L
Rights Offering Investors 80.000 100.000 Total Non-BP Notes $18.715 M
Bridge Lenders 16.057 20.071 Total Non-BP Notes % 8.318% N
Backstop Fee 3.632 4.540 PF Equity Value to Non-BP Notes $4.689 O=L*N
Additional $5MM Backstop 5.000 6.250 Estimated Recovery 25.056% P=O/M
Consent Fee 0.000 0.000
Total PF Equity Value Split $149.790 $187.238
st

Strictly private and confidential
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11
PF equity ownership sensitivity analysis – based on cash option participation
Sensitivity analysis below assumes the following:
– Non-BP Notes are estimated at $18.7 million, or 8.3% of total Senior Notes
– 75% of the Non-BP Notes are assumed to be accredited investors and 25% non-accredited based on a preliminary assumption
– Non-BP Notes that are non-accredited investors would have an option to cash out at 37.5% of par
–
(1) Includes the additional
$5 MM backstop for
additional liquidity; see
description of the formula
on the last page
Prepackaged exchange offer
Sensitivity Analysis - PF Equity Splits ($ in MM)
Non-BP Notes Participation in Cash Out Option
0.000% 20.000% 40.000% 60.000% 80.000% 100.000%
Total RO+Additional Backstop $85.000 $86.038 $87.045 $88.022 $88.970 $89.890
Implied Equity Ownership Splits
Senior Notes 30.110% 29.417% 28.745% 28.093% 27.460% 26.845%
Rights Offering Investors 53.408% 53.408% 53.408% 53.408% 53.408% 53.408%
Bridge Lenders 10.719% 10.719% 10.719% 10.719% 10.719% 10.719%
Backstop Fee 2.425% 2.425% 2.425% 2.425% 2.425% 2.425%
Additional Backstop 3.338% 4.031% 4.703% 5.355% 5.988% 6.603%
Consent Fee 0.000% 0.000% 0.000% 0.000% 0.000% 0.000%
Total 100.000% 100.000% 100.000% 100.000% 100.000% 100.000%
Amount of Rights Offering Calculation
Cash Option Recovery % 0.000% 20.000% 40.000% 60.000% 80.000% 100.000%
Accredited 25.056% 24.480% 23.920% 23.378% 22.851% 22.340%
Non-Accredited 37.500% 37.500% 37.500% 37.500% 37.500% 37.500%
Cash Option Recovery $
Accredited $0.000 $0.687 $1.343 $1.969 $2.566 $3.136
Non-Accredited 0.000 0.351 0.702 1.053 1.404 1.755
Total additional RO $0.000 $1.038 $2.045 $3.022 $3.970 $4.890
Additional Backstop (1)
$5.000 $6.038 $7.045 $8.022 $8.970 $9.890
Non-BP Notes Participation in Cash Out Option
Non-BP Notes that are accredited investors would have an option to cash out at 22.3% - 25.1% of par depending on the number of  holders taking the cash out option

Cash Out Payments formula (for both in and out-of-court scenarios)

Strictly private and confidential
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455014
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Cash Out Payments formula (for both in and out-of-court scenarios)
The amount of cash to be paid to the Non-Backstop Parties (“Non-BP Notes”) that accept the cash out option would be equal to the sum of:
(1) The face amount of Senior Notes held by the non-accredited holders that accept the cash out option multiplied by 37.5%, plus
(2) The face amount of Senior Notes held by the accredited holders that accept the cash out option multiplied by the accredited Non-BP Notes cash offer (the
“Accredited Notes Cash Offer”)
The Accredited Notes Cash Offer is calculated as follows:
– Set-up equity value of $187,237,500 (equal to Set-up TEV of $320,000,000 minus pro forma indebtedness of $132,762,500),
– multiplied by pro forma equity ownership of Senior Noteholders (see calculation below),
– divided by the aggregate face amount of Senior Notes of $225,000,000
Pro forma equity ownership of Senior Noteholders is equal to:
– 100.0%,
– Less pro forma equity ownership of the Rights Offering participants of 53.408% (equal to the Aggregate Rights Offering Amount divided by the Equity
Value of $149,790,000)
– Less pro forma equity ownership of Bridge Facility lenders of 10.525% (in an out of court scenario) or 10.719% (in an in-court scenario). Pro forma equity ownership of Bridge Facility lenders in an out-of-court scenario is equal to the Bridge Facility amount of $15,764,909 divided by the Equity
Value of $149,790,000. Pro forma equity ownership of Bridge Facility lenders in an in-court scenario is equal to the Bridge Facility amount of
$16,056,553 divided by the Equity Value of $149,790,000
– Less pro forma equity ownership of the Backstop Parties
Pro forma equity ownership of the Backstop Parties is equal to the sum of (i),(ii), (iii) and (iv) below, divided by the Equity Value of $149,790,000:
– (i) the Backstop Fee of $3,631,753 (equal to 4.0% multiplied by the Total Backstop Commitment of $90,793,818 (see calculation below)),
– (ii) the Consent Fee (only applicable in the out-of-court scenario),
– (iii) the total amount of additional funds contributed by the Backstop Parties at closing equal to the sum of (i) the face amount of Senior Notes held by the non-accredited holders that accept the cash out option multiplied by 37.5%, plus (ii) the face amount of Senior Notes held by the accredited holders that accept the cash out option multiplied by the Accredited Notes Cash Offer, and
– (iv) the Plan Additional Units Purchase Price (only applicable in the in-court scenario)
Total Backstop Commitment of $90,793,818 is calculated as the sum of (a) the Aggregate Rights Offering Amount, plus (b) the maximum amount of the
Consent Fee of $561,450, plus (c) $5,000,000 (Plan Additional Units Purchase Price), plus (d) $5,232,368 (maximum Noteholder Cash Option Amount assuming 75% of the Non-BP Notes is held by accredited investors and 25% by non-accredited investors)
Consent Fee is equal to the sum of the face value of Senior Notes held by the Non-BP Notes that elect to participate in the Exchange Offer or chose the cash out option, multiplied by 3.0%

EXHIBIT B

Backstop Agreement

EXHIBIT C

Equity Term Sheet

Exhibit C

AQUILEX HOLDINGS LLC

CERTAIN POST-RESTRUCTURING EQUITY TERMS

Capitalized terms used but not defined herein shall have the meanings given to such terms in the Backstop Purchase Agreement to which this term sheet is attached as an Exhibit.

THE COMPANY	Aquilex Holdings LLC (the “Company”).

TAX STATUS	The Company shall be classified as a partnership for U.S. federal income, state and local tax purposes (and not as a publicly traded partnership within the meaning of Section 7704 of the Internal Revenue Code), and neither the Company nor any Unitholder (as defined below) shall make any election to the contrary.

CAPITAL STRUCTURE

The limited liability company interests of the Company shall be represented by units. As of the Effective Date, there shall be two classes of units: (i) the Class A Units (the “Class A Units”) and (ii) the Class B Units[1] (the “Class B Units” and, together with the Class A Units and any other limited liability company interests issued pursuant to a Third Amended & Restated Limited Liability Company Agreement of the Company (the “Amended LLC Agreement”), the “Units”), each having the terms described below and which will be set forth in the Amended LLC Agreement (by which all holders of Units will be bound as a condition of issuance and delivery of their Units).

The holders of Class A Units and Class B Units are referred to herein collectively, as the “Unitholders”, and as applicable, as the “Class A Unitholders” or the “Class B Unitholders”.

The “Initial Units” shall be the Offering Units, the Bridge Conversion Units, the Exchange Units, the Consent Fee Units, the Additional Plan Units, the Cash Flow Shortfall Units and the Noteholder Cash Option Units (in each case, as defined below). The “Aggregate Initial Unit Amount” shall be a fixed number of Units equal to 1,000,000, which shall also be equal to the sum of (A) the aggregate number of Offering Units plus (B) the aggregate number of Bridge Conversion Units plus (C) the aggregate number of Exchange Units plus (D) the aggregate number of Noteholder Cash Option Units plus (E) the aggregate number of Consent Fee Units, plus (F) the aggregate number of Additional Plan Units plus (G) the aggregate number of Cash Flow Shortfall Units.

[1]	NTD: The Class A Units are the New Common Units, and the Class B Units are the New Participating Preferred Units.

Those who elect to participate in the Rights Offering will be issued an aggregate number of Class B Units equal to the product of (A) the Aggregate Initial Unit Amount multiplied by (B) the quotient of (i) the Aggregate Rights Offering Amount[2] divided by (ii) the Equity Value (the “Offering Units”).

The aggregate number of Class B Units to be issued upon conversion of the Bridge Facility in accordance with the Restructuring Support Agreement will equal the product of (A) the Aggregate Initial Unit Amount multiplied by (B) the quotient of (i) the dollar amount of all outstanding obligations under the Bridge Facility as of the Effective Date (including all accrued and unpaid interest and the portion of the Backstop Commitment Fee payable in obligations under the Bridge Facility) divided by (ii) the Equity Value (the “Bridge Conversion Units”).

The aggregate amount of cash required to fund payments to the holders of Senior Notes that are entitled, or elect, to receive cash in respect of their Senior Notes shall be fully funded by the Backstop Parties that agree to do so in the Backstop Purchase Agreement in exchange for Class B Units (the “Noteholder Cash Option Units”. The aggregate number of Noteholder Cash Option Units to be issued at the Effective Date will equal the product of (A) the Aggregate Initial Unit Amount multiplied by (B) the quotient of (i) the dollar amount necessary to fund cash payments to holders of Senior Notes that are entitled, or elect, to receive cash in respect of their Senior Notes on the Effective Date divided by (ii) the Equity Value.

In the event any Consent Payment Amount is funded, the aggregate number of Class B Units to be issued in exchange therefor shall equal the product of (A) the Aggregate Initial Unit Amount multiplied by (B) the quotient of (i) the Consent Payment Amount[3] divided by (ii) the Equity Value (the “Consent Payment Units”).

In the event the Plan Additional Units Purchase Price is funded, the aggregate number of Class B Units to be issued in exchange therefor shall equal the product of (A) the Aggregate Initial Unit

[2]	NTD: $80/$85 million, as applicable.
[3]	NTD: An amount not to exceed $561,450 without the consent of the Required Backstop Interest.

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Amount multiplied by (B) the quotient of (i) the Plan Additional Units Purchase Price [4] divided by (ii) the Equity Value (the “Plan Additional Units”).

In the event any Cash Flow Shortfall Amount is funded, the aggregate number of Class B Units to be issued in exchange therefor shall equal the product of (A) the Aggregate Initial Unit Amount multiplied by (B) the quotient of (i) the Cash Flow Shortfall Amount[5] divided by (ii) the Equity Value (the “Cash Flow Shortfall Units”).

Holders of Senior Notes that validly tender and do not withdraw their Senior Notes (and who elect the equity option) in accordance with the terms of the Exchange Offer (or that are to receive equity in respect of their Senior Notes pursuant to the Plan, if applicable) will be issued an aggregate number of Class A Units (the “Exchange Units”) equal to (A) the Aggregate Initial Unit Amount minus (B) the aggregate number of Offering Units minus (C) the aggregate number of Bridge Conversion Units minus (D) the aggregate number of Noteholder Cash Option Units minus (E) the aggregate number of Consent Fee Units minus (F) the aggregate number of Additional Plan Units minus (G) the aggregate number of Cash Flow Shortfall Units.

After the Closing, the Initial Investors will not be obligated to make any further capital contributions.

PARTIES TO THE AMENDED LLC AGREEMENT

At the Closing, or immediately prior to the Closing, the Company will enter into the Amended LLC Agreement with certain entities (and/or their investment advisors, managers, managed funds or accounts, intermediaries or nominees) affiliated with or under management by the following:

(i) Centerbridge Advisors II, LLC (together with their respective Affiliates and Related Funds, “Centerbridge”);

(ii) Platinum Equity Advisors, LLC (together with their respective Affiliates and Related Funds, “Platinum”);

(iii) GSO Capital Partners (together with their respective Affiliates and Related Funds, “GSO”); and

(iv) Redwood Capital Management, LLC (together with their respective Affiliates and Related Funds, “Redwood”).

[4]	NTD: $5,000,000.
[5]	NTD: An amount not to exceed $5,000,000 without the consent of the Required Backstop Interest and the Company.

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The term “Initial Investor” means each Person who is entitled to receive Units on the Effective Date that is included in the definition of any of Centerbridge, Platinum, GSO and Redwood; and the term “Initial Investors” means all of the Initial Investors collectively. Platinum, GSO and Redwood are referred to herein, individually, as a “Minority Investor” and, collectively, as the “Minority Investors.”

The Amended LLC Agreement shall be in form and substance consistent with this term sheet and otherwise reasonably satisfactory to the Supermajority Investors. The term “Supermajority Investors” means, at the time of determination, Initial Investors holding at least 66 2/3% of the aggregate Commitments (if such time of determination is on or prior to the Effective Date) or Units (if such time of determination is after the Effective Date) committed to or held by all Initial Investors (taken together as a single class) at such time.

CLASS B LIQUIDATION VALUE	In the event of (i) any voluntary or involuntary bankruptcy, liquidation, dissolution, Corporate Conversion (as defined below) or winding up of the Company or (ii) a Sale of the Company (as defined herein) (each, a “Liquidation Event”), each of the Class B Unitholders will be entitled to receive, prior to and in preference to the Class A Unitholders (but after payment in full of any other liquidation preference in respect of any other series or class of Units subsequently approved by the Board (as defined below) in accordance with the terms of the Amended LLC Agreement that have a preference in liquidation to the Class B Units), an amount in cash equal to the greater of (i) the aggregate capital contributions made by such Class B Unitholder with respect to the Class B Units of such Class B Unitholder (the “Liquidation Value”) and (ii) the amount payable with respect to each Class B Unit of such Class B Unitholder assuming the Class A Units and the Class B Units share in the aggregate proceeds payable to the holders thereof on a pro rata basis. Distributions made to Class B Unitholders in connection with a Liquidation Event shall be made on a pro rata basis (based on the aggregate Liquidation Value of the Class B Units held by the Class B Unitholders).

OTHER DISTRIBUTIONS	Except in the event of a distribution in connection with a Liquidation Event, distributions shall be made, if at all, at such times and in such amounts as determined by the Board of Managers of the Company (the “Board”), and all such distributions shall be made with respect to the Class B Units and the Class A Units on a pro rata basis.

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Notwithstanding the foregoing, to the extent of available cash and to the extent not prohibited by the Company’s or its Subsidiaries’ financing agreements with lenders that are not Unitholders, the Company shall make pro rata quarterly distributions to its Unitholders with respect to the taxable income generated by the Company and its Subsidiaries allocable to the Unitholders in a manner to be set forth in the Amended LLC Agreement, assuming the highest applicable tax rates.

CLASS B COMPANY SALE	On and after the fifth anniversary of the Effective Date, the holders of a majority of the then outstanding Class B Units shall have the right, at any time, to require the Company to undertake a process to consummate a Sale of the Company.

MANAGEMENT/INDEPENDENT BOARD MEMBER EQUITY	The Company will establish, for the benefit of members of the Board (other than members of the Board that are employed by any of the Unitholders) and members of senior management of the Company and its Subsidiaries, an incentive equity plan pursuant to which Units[6] representing up to 10% of the Post-Effective Fully-Diluted Units (as defined below) may be issued to members of senior management and Units representing up to 1% of the Post-Effective Fully-Diluted Units may be issued to members of the Board (other than members of the Board that are employed by any of the Unitholders), in each case, on terms and subject to conditions acceptable to the Board and to Centerbridge (the “Incentive Equity Plan”). The Units issuable under the Incentive Equity Plan are referred to herein as “Incentive Equity Plan Units”. The “Post-Effective Fully-Diluted Units” shall mean the sum of (A) the Aggregate Initial Unit Amount plus (B) the aggregate number of Incentive Equity Plan Units.

TRANSFER RESTRICTIONS	Subject to certain customary exceptions to be agreed upon by the Supermajority Investors, such as transfers to Affiliates, Related Funds and family members (“Permitted Transfers”), and except for transfers made pursuant to Tag-Along rights and Drag-Along obligations, prior to the date that is the earliest to occur of (i) a Sale of the Company, (ii) an IPO and (iii) the first anniversary of the Effective Date, no Unitholder (other than Centerbridge) may transfer any Units without the prior approval of the Board, and any such transfers (or potential transfers) will be subject to securities law compliance, reasonable and customary confidentiality obligations in favor of the Company, regulatory restrictions,

[6]	NTD: To be a new class of limited voting units representing profits interests.

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restrictions on transfers to competitors or holders of more than a 5% interest in a competitor (but no such restriction shall apply to any such holder who holds not more than a 10% interest in any such competitor so long as such holder is a passive investor in such competitor (e.g., such holder or its controlled affiliates have no board membership, observer rights or veto rights over material decisions of such competitor, does not provide services or advice to such competitor and does not have any other material business relationship with such competitor besides its passive investment therein)), and certain other reasonable restrictions designed to keep the Company from being required to be a public reporting company or publicly traded partnership prior to an IPO.

RIGHT OF FIRST OFFER	Subject to certain customary exceptions to be agreed upon by the Supermajority Investors, prior to the date that is the earlier to occur of (i) a Sale of the Company and (ii) an IPO, if any holder of the Company’s Units (other than Centerbridge) seeks to transfer such Units (other than in a Permitted Transfer or pursuant to Tag-Along rights, Drag-Along obligations or the Class B Put Right), such Units contemplated to be transferred shall be subject to a right of first offer in favor of the Company and, if the Company elects not to exercise such right, the Initial Investors.

DRAG-ALONG

Subject to customary limitations and conditions to be agreed upon by the Supermajority Investors, for so long as Centerbridge is entitled to designate members of the Board as set forth below in clause (i) under “Board Representation,” in the event that, prior to an IPO, Centerbridge agrees to a Sale of the Company, upon Centerbridge’s request, all other Unitholders (the “Dragged Unitholders”) shall be required to consent to, and raise no objection against, such Sale of the Company, and to reasonably cooperate with Centerbridge in the negotiation, documentation and consummation of such Sale of the Company, which may include (x) selling a percentage of such Dragged Unitholder’s Units to the purchaser in such Sale of the Company corresponding to the aggregate percentage of the Units held by Centerbridge that are proposed to be included in such Sale of the Company at the per Unit price negotiated by and applicable to Centerbridge and (y) signing all documents reasonably necessary to consummate such Sale of the Company (to the same extent as executed by Centerbridge, but subject to the immediately succeeding paragraph).

Dragged Unitholders shall receive the same form and amount of consideration per Unit that is being paid to Centerbridge in connection with the Sale of the Company (subject to the terms set forth in “Class B Liquidation Value” above). The terms and

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conditions applicable to the Dragged Unitholders in connection with the Sale of the Company shall not be less favorable than those terms and conditions applicable to Centerbridge. No Dragged Unitholder shall be liable for any indemnification, or be required to participate in any escrow arrangement, relating to the Sale of the Company in excess of the amount of proceeds payable to such Dragged Unitholder in connection with such Sale of the Company (or in an amount that is disproportionate to Centerbridge or the other Dragged Unitholders).

If any Dragged Unitholder holds Units through a “blocker” corporation (a “Blocker Corporation”), then, in connection with any sale of Units contemplated under this “Drag-Along” section, Centerbridge shall request the buyer in such transaction to allow such Dragged Unitholder to sell the shares of, or interests in, such Blocker Corporation (the “Blocker Corporation Shares”) so long as such sale would not result in any adverse economic impact to, or the imposition of any liabilities on, any Person (including the Company or any Unitholder) other than the Blocker Corporation, its pre-transaction shareholders or the buyer; provided, however, that if any Unitholder that is included in the definition of Centerbridge is entitled to sell Blocker Corporation Shares in connection with any such sale, then all Dragged Unitholders who hold Units through a Blocker Corporation shall be entitled to sell Blocker Corporation Shares in connection with any such sale on the same basis as such Centerbridge Unitholder. For the avoidance of doubt, the buyer in any such transaction shall be free, in its sole discretion, to purchase or not to purchase the Blocker Corporation Shares.

TAG-ALONG RIGHTS

Prior to the date that is the earlier to occur of (i) a Sale of the Company and (ii) an IPO, in connection with any transfer by Centerbridge of any Units to a purchaser (other than a transfer that constitutes a Permitted Transfer) (a “Tag-Along Sale”), each other Unitholder (collectively, the “Tag-Along Unitholders”) shall have the option to include in such Tag-Along Sale a corresponding percentage of the Units owned by such Tag-Along Unitholder.

Tag-Along Unitholders shall receive the same form and amount of consideration per Unit that is being paid to Centerbridge in connection with the Tag-Along Sale (subject to any differences between a Class A Unit and a Class B Unit to take into account the Liquidation Value). The terms and conditions applicable to the Tag-Along Unitholders in connection with the Tag-Along Sale shall not be less favorable than those terms and conditions applicable to Centerbridge. No Tag-Along Unitholder shall be liable for any indemnification, or be required to participate in any

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escrow arrangement, relating to the Tag-Along Sale in excess of the amount of proceeds payable to such Tag-Along Unitholder in connection with such Tag-Along Sale (or in an amount that is disproportionate to Centerbridge or the other Tag-Along Unitholders).

If any Tag-Along Unitholder holds Units through a Blocker Corporation, then, in connection with any sale of Units contemplated under this “Tag-Along Rights” section, Centerbridge shall request the buyer in such transaction to allow such Tag-Along Unitholder to sell Blocker Corporation Shares so long such sale would not result in any adverse economic impact to, or the imposition of any liabilities on, any Person (including the Company or any Unitholder) other than the Blocker Corporation, its pre-transaction shareholders or the buyer; provided, however, that if any Unitholder that is included in the definition of Centerbridge is entitled to sell Blocker Corporation Shares in connection with any such sale, then all Tag-Along Unitholders who hold Units through a Blocker Corporation shall be entitled to sell Blocker Corporation Shares in connection with any such sale on the same basis as such Centerbridge Unitholder. For the avoidance of doubt, the buyer in any such transaction shall be free, in its sole discretion, to purchase or not to purchase the Blocker Corporation Shares.

PREEMPTIVE RIGHTS	Subject to exceptions to be agreed upon by the Supermajority Investors, if, after the Effective Date, the Company or any Subsidiary of the Company issues Units or other equity securities (or any options, warrants or other securities (including debt securities) that are convertible into, or exchangeable or exercisable for, Units or other equity securities) and Centerbridge participates in such issuance, then holders of more than 5% of the then outstanding Units shall be entitled to participate in such issuance on a pro rata basis. GSO shall be entitled to the foregoing rights described in this “Preemptive Rights” section so long as GSO holds, at the time of such issuance, at least 100% of the Units held by GSO on the Effective Date (subject to adjustment for splits, recapitalizations and similar events, “Adjustments”).

INITIAL PUBLIC OFFERING	If the Board determines to effect an IPO, and in connection therewith determines that it is appropriate to reorganize the Company as a corporation (a “Corporate Conversion”), the Unitholders will take such actions as shall be reasonably necessary to reorganize the Company (or organize its successor) as a corporation (the reorganized Company or its successor, the “Reorganized Issuer”). In connection therewith, holders of Units will receive shares of common stock of the Reorganized Issuer

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with an aggregate value (based on the initial per share price to the public) equal to the aggregate fair market value of their Units (based on the implied value of the Company immediately prior to consummation of such IPO and taking into account the Liquidation Value).

In connection with any Corporate Conversion, any Initial Investor that holds Units through a Blocker Corporation shall be entitled to merge such Blocker Corporation into the Reorganized Issuer and/or contribute the equity securities of such Blocker Corporation into the Reorganized Issuer, in any such case in a tax-free transaction (a “Roll-Up Transaction”), pursuant to which Roll-Up Transaction the holders of any equity securities in the Blocker Corporation that is so merged or the equity securities in which are so contributed shall receive in exchange for such equity securities the same aggregate number and type of shares of capital stock of the Reorganized Issuer as would be issuable pursuant to the Corporate Conversion in respect of the Units held directly or indirectly by the Blocker Corporation immediately prior to such Roll-Up Transaction; provided, however, that no Initial Investor shall be entitled to effect a Roll-Up Transaction if (x) such Roll-Up Transaction would result in an adverse tax consequence to any Person (including the Company, the Reorganized Issuer or any Unitholder) other than the pre-transaction shareholders of the Blocker Corporation or (y) such Initial Investor’s Blocker Corporation has any liabilities at the time of such Roll-Up Transaction (other than immaterial liabilities relating to maintaining its corporate existence or activities incidental thereto).

REGISTRATION RIGHTS

Unitholders shall have the following registration rights:

Piggyback Registration: Each Unitholder will have the right to participate on a pro rata basis in registered public offerings initiated by the Company, Centerbridge (which shall have unlimited demand registration rights) or any other Person, subject to underwriter cutbacks, lockups and other customary exceptions or limitations to be agreed upon by the Supermajority Investors.

Demand Rights: Following the first anniversary of the consummation of an IPO, (x) Platinum shall be entitled to one (1) demand registration (other than a registration on Form S-3 or any equivalent successor form) and (y) each of the Minority Investors shall be entitled to unlimited demand registration rights for non-underwritten, resale shelf registrations on Form S-3 or any equivalent successor form (provided, that any such demand registration on Form S-3 (or any equivalent successor form) shall be an underwritten offering if the demanding Minority Investor

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agrees to pay its pro rata share of all out-of-pocket expenses incurred by the Company to deliver opinions, comfort letters and other deliverables that the underwriters require under the underwriting agreement), subject to customary exceptions or limitations to be agreed upon by the Supermajority Investors (including with respect to the number and frequency of any such underwritten offerings).

Except with the prior approval of Supermajority Investors, the Company shall not grant to any Person the right to request the Company to register any Units or other equity securities unless such registration rights also permit the Minority Investors the right to participate in any such registration on a pro rata basis (based on the number of Units or other equity securities requested to be included in such registration) on a basis no less favorable to the Minority Investors than that of the party being granted such registration rights.

The registration rights agreement (whether as a separate agreement or an agreement that is included directly into the Amended LLC Agreement) shall be in form and substance consistent with this term sheet and otherwise reasonably satisfactory to the Supermajority Investors.

BOARD REPRESENTATION

The Company shall be governed by the Board. Upon and following the Effective Date, the Board shall comprise such number of managers as determined by the Majority Unitholders (as defined below); provided that:

(i) for so long as Centerbridge holds (A) at least seventy-five (75%) of the Units held by Centerbridge as of the Effective Date (subject to Adjustments), and (B) a greater percentage of the Units than any other Unitholder and its Affiliates and Related Funds, Centerbridge shall be entitled to appoint a majority of the members of the Board;

(ii) the Board shall include the Chief Executive Officer (or equivalent) of the Company, and

(iii) for so long as Platinum continues to hold at least seventy-five (75%) of the Units held by Platinum as of the Effective Date, the Board shall include one (1) member designated by the Majority Minority Investors (as defined below)(the “Majority Minority Designee”).

Any committee of the Board shall include the Majority Minority Designee.

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The Board shall meet at least once per calendar quarter.

Managers (acting in their capacity as such) shall have the same fiduciary duties as directors of a Delaware corporation; provided, however, that, subject to customary confidentiality (but not non-use) obligations in favor of the Company, the Unitholders (who are not also employees or officers of the Company or any of its Subsidiaries) and their Affiliates, directors, principals, officers, employees and/or other representatives (including any of the foregoing that may be a manager of the Company or a member of any Subsidiary Governing Body (as defined below)) may engage in, and have no duty or obligation to refer or offer to the Company or any of its Affiliates, any corporate (or analogous) or business opportunity, and the Company and each Subsidiary of the Company will renounce any interest or expectancy in any corporate (or analogous) or business opportunity which may be an opportunity for any of the foregoing Persons.

Except for any decision-making powers that the managers in their good faith and informed judgment deem appropriate to delegate to any (x) committee of the Board or any committee of a Subsidiary Governing Body or (y) officer of the Company or any Subsidiary of the Company, all decisions with respect to matters that are not in the ordinary course of business of the Company or any Subsidiary of the Company, or that are material to the business and affairs of the Company or any Subsidiary of the Company (as applicable), shall be made by the Board or the applicable Subsidiary Governing Body.

Each manager shall be reimbursed for reasonable expenses incurred in the performance of his or her duties as a manager.

In the event the Majority Minority Investors (as defined below) reasonably determine that the governance of the Company and its Subsidiaries is not being conducted by the Board as contemplated by this Agreement, at their election, the composition of the board of managers or other governing body of any Subsidiary of the Company (each, a “Subsidiary Governing Body”) shall include the Majority Minority Designee, subject in the case of non-U.S. Subsidiaries, to any applicable non-U.S. laws.

The Amended LLC Agreement will contain a customary voting agreement obligating each Unitholder to vote its voting Units in accordance with these terms.

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The “Majority Unitholders” means, at the time of determination, Unitholders holding more than fifty percent (50%) of the then-issued and outstanding Class A Units and Class B Units (taken together as a single class) at such time. The term “Majority Minority Investors” means, at the time of determination, Minority Investors holding more than fifty percent (50%) of the Units held by all Minority Investors (taken together as a single class) at such time.

BOARD OBSERVER	So long as Redwood holds at least of 100% of the Units held by Redwood on the Effective Date (subject to Adjustments), Redwood shall have the right to have one designated representative attend, as an observer in a non-voting capacity (an “Observer”), each meeting of the Board, each Subsidiary Governing Body and each committee of the Board and each Subsidiary Governing Body (each such meeting, a “Meeting”). The Observer shall be entitled to participate in discussions of any matters presented at any Meeting, but shall not be entitled to vote on any such matters. The Company or the applicable Subsidiary of the Company shall give the Observer advance notice of all Meetings and all materials given to members of the Board, any Subsidiary Governing Body and any such committee. So long as Redwood shall have the right to designate an Observer (as described above), Redwood may from time to time, in its sole discretion and by providing the Company or any applicable Subsidiary of the Company with prior written notice thereof, (a) remove and replace an Observer with a new Observer and (b) designate a substitute representative to attend any Meeting if the Observer is unable or unwilling to attend any such Meeting. The right of Redwood to have an Observer shall not be transferable or otherwise assignable to any other Person.

VOTING OF UNITHOLDERS	Except as set forth in this term sheet with respect to matters that require the consent or approval of a specific Unitholder or a group of Unitholders (e.g., the Minority Investors, the Supermajority Investors, the Supermajority Minority Investors or the Majority Minority Investors), and except for any Units whose terms restrict their voting rights (such as the Incentive Equity Plan Units), Unitholders shall vote their Units together as a single class on any matters required under the Amended LLC Agreement to be submitted to a vote of Unitholders, and each such Unit shall have one vote on any such matter.

INFORMATION RIGHTS	Holders of Units representing more than 5% of the then outstanding Units will be entitled to receive or participate in (as applicable): (i) quarterly unaudited financial statements and a management’s discussion and analysis of financial condition and

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results of operations with respect to such financial statements (an “MD&A”) as soon as available (and the Company shall use its commercially reasonable efforts to make such delivery no later than 45 days) after the end of each of the Company’s first three fiscal quarters during each fiscal year; (ii) audited annual financial statements and an MD&A with respect to such financial statements as soon as available (and the Company shall use its commercially reasonable efforts to make such delivery no later than 120 days) after the end of the Company’s fiscal year; (iii) annual budgets with respect to each of the Company’s fiscal years as soon as available (and the Company shall use its commercially reasonable efforts to make such delivery no later than 30 days prior to the commencement of each such fiscal year); and (iv) a quarterly informational telephone conference call each fiscal quarter.

In addition, holders of Units representing more than 5% of the then outstanding Units will be entitled to receive, in connection with a proposed bona fide sale by such holder of securities under Rule 144A(d)(4) (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”), a brief description of the nature of the business of the Company and its products and services and any other information required to be delivered pursuant to such Rule 144A. The Amended LLC Agreement shall provide that the provision of any such information to a third party shall be subject to the prior execution of a reasonable and customary written confidentiality agreement with respect thereto satisfactory in form and substance to the Company.

GSO shall be entitled to the foregoing rights described in this “Information Rights” section so long as GSO holds, at the applicable time, at least 100% of the Units held by GSO on the Effective Date (subject to Adjustments).

ADVISORY AGREEMENT	The Company (or one of its Subsidiaries) will enter into a customary advisory agreement with Centerbridge (the “Advisory Agreement”) providing for reimbursement of its reasonable expenses and containing customary indemnification provisions. The Advisory Agreement will not provide for any monitoring, financing, transaction or other fees. The Advisory Agreement shall be in form and substance consistent with this term sheet and otherwise reasonably satisfactory to Centerbridge and the Majority Minority Investors. The Company (or its applicable Subsidiary) shall not amend, supplement or otherwise modify the Advisory Agreement without the prior written consent of the Majority Minority Investors.

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AFFILIATE TRANSACTIONS	Neither the Company nor any Subsidiary of the Company will enter into any transactions or any other arrangement with Centerbridge or any of its related persons (any such transaction or arrangement, an “Affiliate Transaction”) other than (i) the Advisory Agreement, (ii) securities offerings in which the “Preemptive Rights” apply, and (iii) Affiliate Transactions (w) that are entered into on an arms’ length basis, (x) that are on terms that are at least as favorable to the Company or such Subsidiary as could reasonably be obtained from an independent third party, (y) all material terms and conditions of which (including the facts relating to the nature of Centerbridge’s or its Affiliates’ Related Funds’ or related persons’, interest in such Affiliate Transaction) are disclosed to the Board or any Subsidiary Governing Body (as applicable) prior to the Company or such Subsidiary authorizing and/or entering into such Affiliate Transaction, and (z) that are approved by a majority of the managers on the Board that are disinterested with respect to such Affiliate Transaction.

AMENDMENTS	Any amendments to the Amended LLC Agreement (including any amendments made pursuant to or in connection with a merger of the Company) will require approval of holders of more than 66 2/3% the then-issued and outstanding Class A Units and Class B Units (voting as a single class). Notwithstanding the foregoing, any amendment of the provisions of the Amended LLC Agreement (including any amendments made pursuant to or in connection with a merger of the Company) relating to (including defined terms that will be used therein) (a) the rights of GSO set forth in “Preemptive Rights” and “Information Rights” shall require the consent of GSO, (b) clause (x) of “Registration Rights” shall require the consent of Platinum, (c) clause (y) of “Registration Rights” shall require the consent of all of the Minority Investors, (d) the rights of Redwood under “Board Observer” shall require the consent of Redwood, (e) clause (iii) of “Board Representation” shall require the consent of Platinum, (f) “Transfer Restrictions” and “Right of First Offer” shall require the consent of each Initial Investor whose rights or obligations are adversely affected in any way (economic or non-economic) by such amendment, if any, (g) this “Amendments” section shall require the consent of the Unitholder or the requisite percentage or number of Unitholders that would be required to amend the underlying provision to which such amendment relates, (h) any provisions described herein that require actions or approvals of the Company or any Subsidiary of the Company to be approved by the Supermajority Investors or the Majority Minority Investors shall require the consent of the Supermajority Investors or the Majority Minority Investors, respectively, (i) any of the provisions listed

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and/or described in Schedule 1 hereto shall require the consent of the Supermajority Minority Investors (as defined below), and (j) certain provisions or other matters to be reasonably agreed upon by the Supermajority Investors shall require the consent of all Unitholders (e.g., no requirement to make additional capital contributions, increasing or extending the liability of Unitholders, no capital account deficit restoration obligation, etc.). In addition, no amendment of the provisions of the Amended LLC Agreement that would adversely affect the rights or increase the obligations or liabilities of any Unitholder set forth in the Amended LLC Agreement in a manner that is different or disproportionate in any material respect from the effect on the rights or the obligations or liabilities (as applicable) of any of the other Unitholders set forth in the Amended LLC Agreement (other than in proportion to the number and relative preferences of Units) shall be effective without the written consent of such affected Unitholder.

The term “Supermajority Minority Investors” means, at the time of determination, Minority Investors holding at least 66 2/3% of the aggregate Units held by all Minority Investors (taken together as a single class) at such time.

CERTAIN DEFINITIONS

“Sale of the Company” means (i) any transaction or series of related transactions (whether pursuant to an equity issuance, transfer of equity, merger or otherwise) that results in any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) acquiring Units that represent more than 50% of the combined voting power of the then outstanding Units or other voting securities of the Company or (ii) a sale or disposition of all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis (other than to an entity with respect to which, following such sale or other disposition, at least 50% of the combined voting power of the then outstanding voting securities of such entity is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities (or affiliates of such individuals and entities) who were the beneficial owners, respectively, of the Units immediately prior to such sale or other disposition); provided that, the acquisition by an independent third party or parties, in any single transaction or series of related transactions, of only either the Company’s SRO Business or the Company’s IC Business (whether structured as a sale of assets or a sale of the equity interests of the subsidiaries carrying on such businesses or otherwise) shall not constitute a “Sale of the Company.”

“IPO” means an initial public offering, following the Effective Date, of the Company’s (or the Reorganized Issuer’s) Units,

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common stock or equity securities pursuant to an offering registered under the Securities Act, other than any such offerings that are registered on Form S-4 or Form S-8 under the Securities Act.

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Schedule 1

Any amendment to the following provisions of the Amended LLC Agreement (including any amendments made pursuant to or in connection with a merger of the Company) that in any way (economic or non-economic) adversely affects the rights or obligations of any Initial Investor thereunder shall require the consent of the Supermajority Minority Investors (in addition to any other consents required as set forth in the “Amendments” section of the Term Sheet):

1. the provisions described in the following sections of the Term Sheet: “Class B Liquidation Value,” “Other Distributions,” “Drag-Along,” “Tag-Along Rights,” “Preemptive Rights,” “Initial Public Offering,” “Registration Rights,” “Board Representation,” “Voting of Unitholders,” “Information Rights,” “Affiliate Transactions,” and “Certain Definitions”;

2. provisions relating to the dissolution or liquidation of the Company; and

3. provisions relating to establishment and maintenance of capital accounts for each of the Unitholders, and the allocation of items of income, gain, loss and deduction;

provided, however, that the consent of the Supermajority Minority Investors shall not be required solely in connection with admission of new Unitholders to the Company, or the granting of rights to, or imposition of obligations on, any other Person under or related to any of the foregoing provisions so long as the Company has complied with such provisions, if applicable, and the rights or obligations of the Minority Investors under such provisions are not affected or are affected solely as a result of pro rata dilution or the granting of rights or imposition of obligations on a pari passu basis.

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EXHIBIT D

Rights Offering Procedures

RIGHTS OFFERING PROCEDURES

I.	Introduction

Aquilex Acquisition Sub III, LLC and Aquilex Holdings LLC (together, with certain of their subsidiaries, the “Company”)1 are pursuing a proposed financial restructuring (the “Restructuring”) of the Company’s existing debt and other obligations in accordance with the terms and conditions set forth in the Restructuring Support Agreement, dated as of December 23, 2011, by and among the Company, the Consenting Noteholders, the First Lien Agent, the Consenting First Lien Lenders, the Second Lien Agent, the Consenting Second Lien Lenders, the Parent and the Equity Sponsor (the “Restructuring Support Agreement”).2

In connection with the Restructuring, the Company will launch a rights offering (the “Rights Offering”) with an aggregate offering amount of up to $80 million, pursuant to which Eligible Noteholders will be entitled to receive their pro rata share of subscription rights to acquire New Participating Preferred Units (the “Rights Offering Units”) that will represent a percentage interest of the New Units on a Fully Diluted Basis (such percentage as set forth in Annex 2 of the Term Sheet).

The procedures that follow will govern the ability of Eligible Noteholders to participate in the Rights Offering (such procedures, the “Rights Offering Procedures”).

All questions relating to these Rights Offering Procedures (including the ability to participate in the Exchange Offer, the process for consenting to the amendment to the Indenture, and the process for voting in favor of the Plan), other documents associated with the Rights Offering or the requirements to participate in the Rights Offering should be directed to Epiq Systems, Inc., the subscription agent (the “Subscription Agent”) retained by the Company at:

Epiq Systems, Inc.

757 Third Avenue, Third Floor

New York, New York 10017

Attention: Aquilex Processing

Tel: (866) 734-9393 or (646) 282-1800

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The entities included in the definition of “Company” are as follows: Aquilex Acquisition Sub III, LLC; Aquilex Holdings LLC; Aquilex Corporation; Aquilex Finance Corp.; Aquilex HydroChem, Inc.; Aquilex HydroChem Industrial Cleaning, Inc.; Aquilex Specialty Repair and Overhaul, Inc.; Aquilex WSI, Inc.; Aquilex SMS, Inc.; Aquilex Welding Services B.V. and Aquilex Welding Services Poland Sp. Z.o.o.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings set forth for such terms in the Restructuring Support Agreement.

THE OFFERING MEMORANDUM SETS FORTH IMPORTANT INFORMATION THAT SHOULD BE CAREFULLY READ AND CONSIDERED BY EACH ELIGIBLE NOTEHOLDER PRIOR TO MAKING A DECISION TO PARTICIPATE IN THE EXCHANGE OFFER AND RIGHTS OFFERING.

II.	Rights Offering

To exercise its right to participate in the Rights Offering (the “Subscription Rights”), an Eligible Noteholder must complete the enclosed rights offering subscription exercise form (the “Rights Exercise Form”), which is being sent concurrently to each Eligible Noteholder entitling such holder to exercise its Subscription Rights. To fully exercise their Subscription Rights, the purchase price equals an Eligible Noteholder’s pro rata share of $80 million (the “Rights Exercise Price”), and each Eligible Noteholder may exercise all, some or none of that pro rata share. When any distribution of New Participating Preferred Units pursuant to the Rights Offering would otherwise result in the issuance of a number of New Participating Preferred Units that does not equal a number with a one-hundredths fraction, the actual distribution of New Participating Preferred Units will be rounded as follows: (a) units ending in .005 or greater shall be rounded to the next higher hundredths number; and (b) units ending in less than .005 shall be rounded to the next lower hundredths number with no further payment therefor and no cash shall be distributed in lieu of such fractional amounts.

The Subscription Rights shall not be transferable, assignable or detachable.

III.	The Equity Backstop

The Rights Offering will be backstopped by the Backstop Parties. Each of the Backstop Parties, severally and not jointly, has agreed, pursuant to the Backstop Agreement, to subscribe for, and purchase, all New Participating Preferred Units that are not purchased by other Eligible Noteholders pursuant to the Rights Offering (the “Unsubscribed Units”) on a pro rata basis in accordance with the percentages set forth in Schedule 1(c) to the Backstop Agreement. As consideration for their commitment under the Backstop Agreement, the Backstop Parties will receive the Backstop Commitment Fee set forth in the Backstop Agreement.

There will be no over-subscription privilege in the Rights Offering. The Unsubscribed Units will not be offered to other Eligible Noteholders but will be purchased by the Backstop Parties in accordance with the Backstop Agreement.

IV.	Commencement/Expiration of the Rights Offering

The Rights Offering shall commence no later than December 23, 2011 (the “Rights Commencement Date”). The Rights Offering shall expire at 5:00 p.m. (prevailing Eastern Time) on January 26, 2012, unless extended by the Company in its sole discretion (such date, as may be amended, the “Rights Expiration Date”).

The Company will furnish or cause to be furnished Rights Exercise Forms to the record holders of the Senior Notes, to the extent applicable, including, without limitation, brokers, banks, dealers, or other agents or nominees (the “Subscription Nominees”). Each Subscription Nominee will be entitled to receive sufficient copies of the Rights Exercise Form and the Offering Memorandum for distribution to the beneficial owners of the Senior Notes for whom such Subscription Nominee holds such Senior Notes.

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V.	Exercise of Subscription Rights

Each Eligible Noteholder that elects to participate in the Rights Offering (in such capacity, a “Participating Eligible Noteholder”) must affirmatively make a binding, irrevocable election to exercise its Subscription Rights (the “Binding Rights Election”) before the Rights Expiration Date.

The Binding Rights Election, upon receipt by the Subscription Agent, cannot be withdrawn and will be applicable in both the out-of-court restructuring and any chapter 11 case (to the extent the Plan is confirmed).

Each Eligible Noteholder (other than the Backstop Parties) is entitled to participate in the Rights Offering solely to the extent provided in these Rights Offering Procedures. The Company will accept a Binding Rights Election by delivery of written notice to each Participating Eligible Noteholder and the Subscription Agent (the “Acceptance Notice”).

A.	Exercise by Eligible Noteholders

To exercise the Subscription Rights, each Eligible Noteholder must (i) return a duly completed Rights Exercise Form to the Subscription Agent so that the duly completed Rights Exercise Form is actually received by the Subscription Agent on or before the Rights Expiration Date and (ii) pay to the Subscription Agent, by wire transfer of immediately available funds, the Rights Exercise Price, so that payment of the Rights Exercise Price is actually received by the Subscription Agent on or before 5:00 p.m. (prevailing Eastern time) on January 26, 2012 (the “Rights Offering Funding Deadline”); provided, that the Backstop Parties (in their capacities as Eligible Noteholders) shall not be required to pay their respective Rights Exercise Prices until the earlier of (A) the closing of the Rights Offering and (B) the effective date of the Plan, in each case, in accordance with the Restructuring Support Agreement (the “Effective Date”). Eligible Noteholders who exercise their Rights by returning a Rights Exercise Form and paying the Rights Exercise Price will become members of the reorganized Company and will be deemed to become party to, and be bound by, the Amended LLC Agreement at Closing.

In order to exercise its Subscription Rights, any Eligible Noteholder who owns its Senior Notes through a Subscription Nominee must return a duly completed Rights Exercise Form to its Subscription Nominee or otherwise instruct its Subscription Nominee as to its instructions for the Subscription Rights in accordance with procedures established by its Subscription Nominee, which, in turn, must comply with clauses (i) and (ii) of the immediately preceding paragraph.

For purposes of this Rights Offering, Wilmington Trust, N.A. (as successor to Wilmington Trust FSB), in its capacity as Indenture Trustee for the Senior Notes, shall not constitute a Subscription Nominee and shall have no responsibility with respect to sending any Rights Offering information or collecting any Rights Exercise Forms.

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B.	Deemed Representations and Acknowledgements

Any Eligible Noteholder that participates in the Rights Offering is deemed to have made the following representations and acknowledgements:

(i)	Such Noteholder recognizes and understands that the Subscription Rights are not transferable (see Section II above for details) and that the benefits of the Subscription Rights are not separable from the claim or securities with respect to which the Subscription Rights have been granted. Such Noteholder represents and acknowledges that it is an Eligible Noteholder.

(ii)	Such Noteholder represents and warrants that it will not accept a distribution of New Participating Preferred Units, if at such time, it does not own the Senior Notes and, by accepting a distribution of New Common Units or New Participating Preferred Units, such Noteholder will be deemed to be the owner thereof.

(iii)	Such Noteholder recognizes and understands that it has agreed to be bound by the Amended LLC Agreement.

C.	Failure to Exercise Subscription Rights

Unexercised Subscription Rights will be relinquished on the Rights Expiration Date. If, on or prior to the Rights Expiration Date, the Subscription Agent for any reason does not receive from an Eligible Noteholder or its Subscription Nominee a duly completed Rights Exercise Form and counterpart signature page to the Amended LLC Agreement, such Eligible Noteholder shall be deemed to have irrevocably relinquished and waived its right to participate in the Rights Offering.

Any attempt to exercise Subscription Rights after the Rights Expiration Date shall be null and void and the Company shall not be obligated to honor any such purported exercise received by the Subscription Agent after the Rights Expiration Date regardless of when the documents relating thereto were sent.

The method of delivery of the Rights Exercise Form and any other required documents is at each Eligible Noteholder’s option and sole risk, and delivery will be considered made only when actually received by the Subscription Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is encouraged and strongly recommended. In all cases, you should allow sufficient time to ensure timely delivery prior to 5:00 p.m. (prevailing Eastern Time) on the Rights Expiration Date.

D.	Payment for Subscription Rights

If, on or prior to the Rights Offering Funding Deadline, the Subscription Agent for any reason does not receive on behalf of the Eligible Noteholder immediately available funds by wire transfer or bank cashier’s check in an amount equal to the total Rights Exercise Price for such Eligible Noteholder’s Subscription Rights, such Eligible Noteholder shall be deemed to have relinquished and waived its Subscription Rights; provided, that the Backstop Parties (in their capacities as Eligible Holders) shall not be required to pay their respective Rights Exercise Prices until the Effective Date.

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E.	Disputes, Waivers, and Extensions

Any and all disputes concerning the timeliness, viability, form and eligibility of any exercise of Subscription Rights shall be addressed in good faith by the Company in consultation with the Backstop Parties, the determinations of which shall be final and binding. The Company, with the approval of the Required Backstop Interest and subject to Bankruptcy Court approval (if applicable), may (i) waive any defect or irregularity, or permit a defect or irregularity to be corrected, within such times as it may determine in good faith to be appropriate or (ii) reject the purported exercise of any Subscription Rights for which the Rights Exercise Form and/or payment includes defects or irregularities. Rights Exercise Forms shall be deemed not to have been properly completed until all irregularities have been waived or cured. The Company reserves the right, with the approval of the Required Backstop Interest, to give notice to any Eligible Noteholder regarding any defect or irregularity in connection with any purported exercise of Subscription Rights by such Eligible Noteholder and the Company may, with the approval of the Required Backstop Interest, permit such defect or irregularity to be cured; it being understood, that none of the Company, the Subscription Agent or the Backstop Parties (or any of their respective officers, directors, employees, agents or advisors) shall incur any liability for failure to give such notification.

The Company, with the approval of the Bankruptcy Court (if applicable) and the Required Backstop Interest, may (i) extend the duration of the Rights Offering or adopt additional detailed procedures to more efficiently administer the distribution and exercise of the Subscription Rights; and (ii) make such other changes to the Rights Offering, including changes that affect which parties constitute Eligible Noteholders.

F.	Funds

The payments made to acquire New Participating Preferred Units pursuant to the Rights Offering (the “Rights Offering Funds”) shall be deposited when made and held by the Subscription Agent in escrow pending the consummation of the Restructuring in an account or accounts (i) which shall be separate and apart from the Subscription Agent’s general operating funds and any other funds subject to any lien, encumbrance or any cash collateral arrangements and (ii) which segregated account or accounts will be maintained for the purpose of holding the money for administration of the Rights Offering until the date of the consummation of the Restructuring. The Subscription Agent shall not use the Rights Offering Funds for any purpose other than to release the funds as directed by the Company on the date of the consummation of the Restructuring or as otherwise set forth in these Rights Offering Procedures or in the Plan and shall not permit the Rights Offering Funds to be encumbered by any lien, encumbrance or cash collateral obligation. No interest will be paid to Participating Eligible Noteholders on account of any amounts paid in connection with their exercise of Subscription Rights under any circumstances.

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Notwithstanding anything to the contrary herein, each Backstop Party shall make all payments in connection with the Rights Offering directly to the Company on the date of the consummation of the Restructuring.

G.	Participating Eligible Noteholder Release

Upon the Effective Date of the Plan or date of the consummation of the Restructuring, each Eligible Noteholder that participates in the Rights Offering shall be deemed, by virtue of such election, to have conclusively, absolutely, unconditionally, irrevocably and forever, released, acquitted and discharged the Company, the Released Parties (as such terms are defined in the Plan and Offering Memorandum) and the Subscription Agent to the same extent as set forth in the Term Sheet. The release set forth above does not release any post-Effective Date obligations of any party under the Plan or any document, instrument or agreement executed to implement the Plan.

VI.	Registration

The New Common Units will be issued to the Eligible Noteholders participating in the Exchange Offer and New Participating Preferred Units will be issued to the Eligible Noteholders participating in the Rights Offering, in each case, without registration under the Securities Act of 1933, as amended, in reliance upon an exemption from registration thereunder. There is not and there may never be a public market for the New Common Units or New Participating Preferred Units, and there are no guarantees that the Company will seek or be able to meet the eligibility requirements of any stock exchange or that a public market for the New Common Units or New Participating Preferred Units will ever develop. As a result, the New Common Units or New Participating Preferred Units issued in connection with the Exchange Offer and the Rights Offering, respectively, to the extent a certificate is issued in conjunction therewith, at the option of the Backstop Parties, may contain a restricted securities legend in form and substance substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS SET FORTH IN THE LIMITED LIABILITY COMPANY AGREEMENT OF THE ISSUER OF SUCH SECURITIES, AND COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

On the date of the consummation of the Restructuring, the Company and the Backstop Parties will execute the Amended LLC Agreement (as defined in the Backstop Agreement), which shall provide, among other things, that all holders of New Common Units and New Participating

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Preferred Units shall be entitled to certain registration rights. The Plan, as applicable, will provide that such Amended LLC Agreement shall constitute a valid and binding obligation of Reorganized Aquilex with respect to certain holders of New Common Units and New Participating Preferred Units intended to benefit therefrom. All participating Eligible Noteholders will execute the Amended LLC Agreement and agree to be party thereto, which shall provide for certain rights, privileges and restrictions for the members of Reorganized Aquilex.

VII.	Rights Offering Conditioned Upon Consummation of the Restructuring; Reservation of Subscription Rights; Return of Rights Offering Amount

All exercises of Subscription Rights are subject to and conditioned upon the consummation of the Restructuring. The Company will accept a Binding Rights Election only upon (i) the successful closing of the Exchange Offer and Rights Offering pursuant to the out-of-court restructuring or (ii) the confirmation and consummation of the Plan. Notwithstanding anything contained herein, in the Offering Memorandum or in the Plan to the contrary, the Company reserves the right, with the approval of the Required Backstop Interest, to modify these Rights Offering Procedures or adopt additional detailed procedures if necessary in the Company’s business judgment to more efficiently administer the distribution and exercise of the Subscription Rights or comply with applicable law.

In the event that the Restructuring is consummated through chapter 11 proceedings, and the Company revokes or withdraws the Plan, or the Effective Date of the Plan does not occur on or before April 30, 2012 (unless such date is extended in accordance with the terms of the Restructuring Support Agreement) or the conditions precedent to the occurrence of the Effective Date shall not have been satisfied or waived in accordance with the Plan, the Subscription Agent shall, within five (5) Business Days of such event, return all amounts received from Eligible Noteholders, without any interest.

In the event that the Restructuring is not consummated out-of-court or through the Plan or the Company does not accept the Binding Rights Election, the Subscription Agent shall, as soon as reasonably practicable, return all amounts received from Eligible Noteholders, without any interest.

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EXHIBIT E

Exit Term Loan Term Sheet

SUMMARY OF TERMS OF TERM LOAN FACILITY

Set forth below is a summary of the key terms of the Term Loan Facility and the documentation related thereto. The Term Loan Facility may, subject to the receipt of the requisite consents under the Existing Credit Agreement (as defined below), be consummated either through (a) an amendment and restatement of the Existing Credit Agreement (the “Amendment”), in connection with an out-of-court restructuring (the “Out-of-Court Restructuring”) including the Exchange Offer (as defined in the Restructuring Support Agreement referred to in Exhibit A) or (ii), to the extent the Exchange Offer is not consummated, the confirmation and consummation of the Pre-Packaged Plan of Reorganization (as defined in Exhibit A). As used herein, the term “Restructuring” shall mean the consummation of the transactions in either clause (a) or (b) and the term “Required Paydown” shall refer to the $65.0 million repayment applied to reduce the outstanding principal amount of Loans outstanding under the Existing Credit Agreement, as required by the Restructuring Support Agreement.

1. Parties

Borrower	Aquilex Holdings LLC or another directly or indirectly wholly-owned subsidiary of the Borrower designated by the Borrower and acceptable to the Administrative Agent and the Required Lenders on or before the Effective Date (the “Borrower”).

Guarantors	The direct parent of the Borrower to the extent such entity survives the closing (the “Parent”) and each of the Borrower’s existing and subsequently acquired or formed direct and indirect domestic (and, to the extent no material adverse tax consequences to the Borrower would result therefrom, foreign) subsidiaries (the “Guarantors;” the Borrower and the Guarantors, collectively, the “Credit Parties”).

Lead Arranger and Lead Bookrunner	RBC Capital Markets[1] (in such capacity, the “Arranger”).

Administrative Agent and
Collateral Agent	Royal Bank of Canada (in such capacities, the “Administrative Agent” and together with any collateral, syndication or documentation agent, the “Agents”).

Lenders	The Existing Lenders (as defined below) (collectively, in such capacity, the “Lenders”).

[1]	RBC Capital Markets is the global brand name for the corporate and investment banking business of Royal Bank of Canada.

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2. Term Loan Facility

Term Loan Facility	Approximately four-year senior secured second-lien term loan facility (the “Term Loan Facility”) in an aggregate principal amount equal to the Term Loans and Revolving Credit Loans outstanding on the Effective Date under that certain Amended and Restated Credit Agreement, dated as of April 1, 2010 (the “Existing Credit Agreement”, and the claims in respect of loans and liabilities under the Existing Credit Agreement, the “Existing Credit Obligations”), by and among the Borrower, as borrower, certain of its related entities, as guarantors, Royal Bank of Canada, as administrative agent (in such capacity, the “Existing Agent”) and the lenders party thereto (the “Existing Lenders”) after giving effect to the Required Paydown (the loans thereunder, the “Term Loans”).

Maturity Date	April 1, 2016 (the “Maturity Date”).

Effective Date	The date on which the conditions to effectiveness set forth herein, including those set forth on Exhibit A, are satisfied (the “Effective Date”).

3. Certain Payment Provisions

Fees and Interest Rates	As set forth on Annex A-I.

Amortization	The Loans will be payable in equal quarterly installments of 1% per annum prior to the Maturity Date with the remaining balance, together with all other amounts owed with respect thereto, payable on the Maturity Date.

Optional Prepayments	Loans may be prepaid, without premium or penalty (other than customary breakage costs), in minimum amounts to be agreed upon. Optional prepayments shall be applied to the Term Loans, ratably, as directed by the Borrower.

Mandatory Prepayments	The Borrower will make the following mandatory prepayments (subject to certain thresholds and basket amounts to be negotiated in the Credit Documentation):

(a) Asset Sales: Prepayments in an amount equal to 100.0% of the net cash proceeds of the sale or other disposition of any property or assets of the Parent, the Borrower or any of its subsidiaries (including the sale by the Borrower of any equity

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interests in any of its subsidiaries and the issuance by any such subsidiary of any equity interests) payable no later than the business day following the date of receipt, other than net cash proceeds of sales or other dispositions of inventory in the ordinary course of business and net cash proceeds that are reinvested in property or assets useful in the business of the Borrower or any of its subsidiaries within 360 days of such sale or disposition.

(b) Insurance Proceeds: Prepayments in an amount equal to 100.0% of the net cash proceeds of insurance or condemnation proceeds paid on account of any loss of any property or assets of the Parent, the Borrower or any of its subsidiaries payable no later than the business day following the date of receipt, other than net cash proceeds that are reinvested in property or assets useful in the business of the Borrower or any of its subsidiaries (or used to replace damaged or destroyed assets) within 360 days of receipt of such net cash proceeds.

(c) Incurrence of Indebtedness: Prepayments in an amount equal to 100.0% of the net cash proceeds received from the incurrence of indebtedness by the Parent the Borrower or any of its subsidiaries (other than indebtedness otherwise permitted under the Credit Documentation) payable no later than the business day following the date of receipt.

4. Collateral	The obligations of each Credit Party in respect of the Term Loan Facility will be secured by a perfected second-priority security interest (subject, with respect to priority only, to permitted liens) in substantially all of its tangible and intangible assets (including, without limitation, intellectual property, real property, licenses, permits, deposit and securities accounts, and all of the capital stock of the Borrower and each of its direct and indirect domestic and first tier foreign subsidiaries; provided that, with respect to any foreign subsidiaries, if such security interest will cause material adverse tax consequences, then the Lenders will be secured by a perfected first priority security interest in 65% of the voting stock and 100% of the non-voting stock of such subsidiaries). All such security interests will be perfected on the Effective Date except as otherwise expressly agreed by the Required Lenders (as defined below).

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The Administrative Agent will enter into an Intercreditor Agreement on customary terms for a Term Loan Facility of this type with the collateral agent under that certain Revolving Credit Facility to be entered into by the Borrower on the Effective Date (such Revolving Credit Facility and any replacements and refinancings thereof, the “Revolving Credit Facility”). The obligations under the Revolving Credit Facility shall be secured by liens that are senior to the liens securing the Term Loan Facility. The Intercreditor Agreement will provide that the sum of (i) the amounts of Indebtedness for borrowed money constituting principal outstanding under the Revolving Credit Facility plus (ii) the aggregate face amount of any letters of credit issued but not reimbursed under the Revolving Credit Facility, shall not be in excess of $50.0 million in the aggregate.

5. Certain Conditions

Conditions	The agreements of the Existing Lenders with respect to the Term Loan Facility on the Effective Date are subject solely to the conditions set forth on Exhibit A to this Term Sheet.

6. Certain Documentation Matters	The definitive documentation with respect to the Term Loan Facility (the “Credit Documentation”) will contain representations, warranties, covenants and events of default customary for financings of this type in light of market conditions on the Effective Date for credits of this type and other terms deemed appropriate by the Arranger for this transaction in particular, consistent with the items set forth in this term sheet and including:

Representations and Warranties	Corporate existence; compliance with law; corporate power and authority; enforceability of Credit Documentation; no conflict with law, material agreements or charter documents; financial statements; absence of material adverse change; no material litigation; no default; ownership of property; intellectual property; taxes; Federal Reserve regulations; ERISA; Investment Company Act; licenses; permits; consents; franchises and regulatory approvals; subsidiaries; environmental

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matters; solvency; labor matters; insurance; accuracy of disclosure; creation, perfection and priority of security interests; use of proceeds; Patriot Act and similar money laundering or anti terrorism laws and real estate (in each case, subject to materiality thresholds and exceptions to be agreed).

Affirmative Covenants	Delivery of quarterly and annual financial statements, as well as reports, accountants’ letters, projections, annual capital expenditure budgets (such budget, as may be modified by the Borrower as reasonably agreed to by the Administrative Agent, the “Capex Budget”) (at least 30 days prior to the start of each fiscal year), officers’ certificates and other information requested by the Administrative Agent or the Lenders; payment of other obligations; continuation of business and maintenance of existence and material rights and privileges; compliance with laws and material contractual obligations; maintenance of property and insurance; maintenance of books and records; maintenance of ratings (but not a minimum rating and provided that no ratings shall be required until 60 days after the Effective Date); right of the Administrative Agent and the Lenders to inspect property and books and records; notices of defaults, litigation and other material events; compliance with environmental laws; security interests in after-acquired property; further assurances.

Financial Covenants	Financial covenants consisting of minimum Liquidity (as defined below) of $7.5 million at any time subject to a three Business Day grace period, minimum fixed charge coverage ratio (to be defined as EBITDA divided by the sum of capex plus interest, principal and fees on debt plus fees on letters of credit) and maximum total net senior secured leverage ratio (to be defined as senior funded debt less unrestricted cash at the Credit Parties divided by EBITDA), in each case with a cushion in EBITDA above the EBITDA levels set forth in the agreed model delivered to the Arranger on December 9, 2011 and attached hereto as Exhibit B, such cushions to be equal to 30% in 2012, 25% in 2013 and 20% in 2014 and thereafter. The definition of EBITDA shall have the meaning agreed in the Credit Documentation, but in any event shall include include customary add-backs for one-time charges including severance and restructuring costs.

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“Liquidity” shall mean the sum of unrestricted cash plus availability under the Revolving Credit Facility, less (i) “stretched payables” (the definition of which is to be agreed), (ii) proceeds from asset sales which have not yet been reinvested and (iii) the excess, if any, of (x) 80% of the Capex Budget for the then applicable fiscal year to date less (y) actual capital expenditures for such fiscal year to date (it being understood that cash utilized to satisfy the minimum Liquidity financial covenant set forth below does not constitute restricted cash).

The financial ratio covenants will be measured commencing with the first fiscal quarter end after the Effective Date.

Negative Covenants	Limitations on: liens; investments; indebtedness (including preferred stock) (provided that, (i) after the one year anniversary of the Effective Date, subordinated unsecured indebtedness shall be permitted subject to customary conditions (including customary subordination terms and no default or event of default pro forma for such incurrence) and provided that consolidated net leverage (pro forma for such incurrence) shall not exceed 3.50 to 1.00 and (ii) the Borrower may assume debt acquired in connection with an acquisition (but not incurred in contemplation thereof) provided that pro forma for such acquisition and assumption, (a) no default or event of default exists and (b) the Borrower’s interest coverage ratio for the trailing twelve-month period exceeds 2.0 to 1.0); mergers and acquisitions, consolidations, liquidations and dissolutions; sales of assets; leases; dividends and other payments in respect of capital stock (with certain ordinary course exceptions to be agreed); capital expenditures (requiring that the Borrower spend at least 80% of the CapEx Budget per year); optional payments and modifications of subordinated and other debt instruments; amendments to governing documents; transactions with affiliates; sale and leasebacks; changes in fiscal year; negative pledge clauses; restrictions on subsidiary distributions; changes in lines of business; and changes in the passive holding company status of the Parent and any other holdco guarantor (subject, in each case, to thresholds, exceptions and qualifications to be agreed upon).

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Events of Default	Nonpayment of principal when due; nonpayment of interest, fees or other amounts after a grace period to be agreed upon; material inaccuracy of representations and warranties; violation of covenants (subject, in the case of certain affirmative covenants, to a grace period to be agreed upon or as expressly set forth herein); cross-default; bankruptcy events; certain ERISA events; material judgments; actual or asserted invalidity of any guarantee or security document, subordination provisions or security interest; and a change of control (the definition of which is to be agreed). Events of Default arising under the Minimum Liquidity Covenant may be cured by an equity contribution made to the Borrower within 10 business days of such Event of Default.

Voting	Amendments and waivers will require the approval of Lenders holding not less than a majority of the aggregate amount of the Term Loans (the “Required Lenders”), except that (a) the consent of each Lender directly and adversely affected thereby will be required with respect to (i) reductions in the amount or extensions of the final maturity or amortization payment of any loan and (ii) reductions in the rate of interest or any fee or extensions of any due date thereof and (b) the consent of 100% of the Lenders will be required with respect to (i) modifications to any of the voting percentages; (ii) releases of (A) all or substantially all of the collateral or (B) any of the Guarantors other than in accordance with the provisions of the Credit Documentation; (iii) modifications to the pro rata provisions of the Credit Documentation; and (iv) modifications to the assignment and participation provisions of the Credit Documentation which further restrict assignments thereunder. Notwithstanding the foregoing, if the restructuring is consummated through an Out-of-Court Restructuring, the Voting Provisions of the Existing Credit Agreement shall not be amended in a manner that would require a consent threshold greater than that actually obtained in respect of the Restructuring Support Agreement.

The Credit Documentation shall contain customary provisions for replacing non-consenting Lenders in connection with amendments and waivers requiring the consent of all Lenders or of all Lenders directly

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affected thereby so long as the Required Lenders shall have consented thereto and any “increased cost” Lenders.

Assignments and Participations	Lenders will be permitted to make assignments in a minimum amount of $1.0 million (unless such assignment is of a Lender’s entire interest) to banks, financial institutions or other entities acceptable to the Administrative Agent (not to be unreasonably withheld, conditioned or delayed and provided that no such acceptance shall be required in connection with assignments to the Agents or to other Lenders (or to affiliates or approved funds of the Agents or Lenders)).

Yield Protection	The Credit Documentation will contain customary provisions (i) protecting the Lenders against increased costs or loss of yield resulting from changes in reserve, tax, capital adequacy and other requirements of law and from the imposition of or changes in withholding or other taxes and (ii) indemnifying the Lenders for actual “breakage costs” incurred in connection with, among other things, any prepayment of a LIBOR Loan (as defined in Annex A-I) on a day other than the last day of an interest period with respect thereto.

Expenses and Indemnification	The Borrower will pay (i) all reasonable, documented out-of-pocket expenses of the Agents and the Arranger (collectively, the “Agent Parties”) associated with the preparation, negotiation, execution, delivery and administration of the Credit Documentation and any amendment or waiver with respect thereto (including the reasonable fees, disbursements and other charges of one firm of attorneys (plus any additional local attorneys as may be reasonably necessary) and the documented charges of IntraLinks) and (ii) all reasonable, documented out-of-pocket expenses of the Administrative Agent, the Agents and the Lenders in connection with the enforcement of the Credit Documentation or in any bankruptcy case or insolvency proceeding commenced after the Effective Date.

The Administrative Agent, the other Agents, the Arranger and the Lenders (and their affiliates and each of their respective officers, directors, partners, trustees, employees, shareholders, advisors, agents,

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attorneys and controlling persons and each of their respective heirs, successors and assigns) will have no liability for, and will be indemnified and held harmless against, any loss, liability, cost or expense, including the reasonable and documented fees, disbursements and other charges of counsel incurred, in respect of the Term Loan Facility, the use or the proposed use of proceeds thereof or the Restructuring Transactions (as defined in Exhibit A) (except to the extent resulting from the gross negligence, bad faith or willful misconduct of the indemnified party as determined by a final, non-appealable judgment of a court of competent jurisdiction).

Governing Law and Forum	State of New York.

Counsel to the Administrative Agent and the Arranger	Latham & Watkins LLP.

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Annex A-I

Interest and Certain Fees

Interest Rate Options	The Borrower may elect that the loans comprising each borrowing bear interest at a rate per annum equal to:

(i) the Base Rate plus the Applicable Margin % (“Base Rate Loans”); or

(ii) the LIBOR Rate plus the Applicable Margin (“LIBOR Loans”); “Applicable Margin” means a per annum rate as set forth in the pricing grid below:

Consolidated Net Senior Secured Leverage Ratio	Applicable Margin- LIBOR Loans	Applicable Margin- Base Rate Loans

> 3.5 to 1.00	7.75%	6.75%

< 3.5 to 1.00 but > 2.5 to 1.00	7.25%	6.25%

< 2.5 to 1.00 but > 2.0 to 1.00	6.25%	5.25%

< 2.0 to 1.00	5.50%	4.50%

Notwithstanding the foregoing grid, the Applicable Margin for the period from the Closing Date until the date of delivery to the Administrative Agent of the Borrower’s financial statements for the four-fiscal-quarter period ending March 31, 2013 will be 7.25% (LIBOR Loans), 6.25% (Base Rate Loans), respectively.

If any financial statements are not delivered within the required time periods as set forth in the Credit Documentation, then until the date that is one Business Day after the date on which such financial statements are delivered the highest rate set forth in each column of each pricing grid shall apply. At all times after maturity or acceleration of the maturity of the Loans or occurrence and continuance of a default or an event of default, the highest rate set forth in each column shall apply.

“Base Rate” means the higher of (i) the rate of interest per annum announced by RBC from time to time as its prime commercial lending rate for United States Dollar loans in the United States for such day (the “Prime Rate”), and (ii) the

A-I-1

federal funds effective rate as in effect from time to time plus 0.50%. In no event shall the Base Rate be less than the sum of the one-month LIBOR Rate (after giving effect to any floor) plus 1.00%.

“LIBOR Rate” means the higher of (i) the rate (adjusted for statutory reserve requirements for eurocurrency liabilities) at which eurodollar deposits for one, two, three, six or, if available to all Lenders, nine or twelve months (as selected by the Borrower) appearing on the Reuters Screen LIBOR01 Page and (ii) 1.50%.

No new LIBOR interest period may be selected when any event of default is continuing.

Interest Payment Dates	For Base Rate Loans, quarterly in arrears.

For LIBOR Loans, on the last day of each relevant interest period and, in the case of any interest period longer than three months, on each successive date three months after the first day of such interest period.

Fees	The Borrower will pay on the Effective Date a fee to each Existing Lender that executed the Restructuring Support Agreement in an amount equal to 2.00% of the aggregate amount of such Lender’s Term Loans after giving effect to the Restructuring.

Default Rate	After the occurrence and during the continuance of an Event of Default interest on all outstanding amounts will bear interest at a rate equal to 2.00% per annum above the rate applicable to Base Rate Loans.

Rate and Fee Basis	All per annum rates will be calculated on the basis of a year of 360 days (or 365 days, in the case of Base Rate Loans the interest rate payable on which is then based on the Prime Rate) and the actual number of days elapsed.

Administrative Agency Fee:	$200,000 per annum, payable in advance on the Effective Date and each anniversary thereof.

Arranger Fee:	On the Effective Date, the Borrower will pay a fee equal to .25% of the aggregate amount of the Term Loans to the Arranger.

A-I-2

EXHIBIT A TO TERM SHEET

FUNDING CONDITIONS

The availability of the Term Loan Facility is conditioned upon satisfaction of, among other things, the conditions precedent summarized below.

(a)	Restructuring Transactions.

(i)	The Borrower or a holding company entity formed by the Backstop Parties shall have received the gross cash proceeds of a preferred equity rights offering to be made available to the Senior Noteholders in an amount sufficient to meet the requirements of clause (iv) below (the “Rights Offering”), and if received by such holding company, the holding company shall have contributed the same (less any expenses to be paid by such holding company in connection with the Restructuring) to the Borrower as cash common equity or preferred equity on the terms set forth in the Restructuring Support Agreement or otherwise reasonable acceptable to the Arranger and the Required Lenders.

(ii)

The Restructuring shall have been consummated either (i) substantially upon the Exchange Offer having been consummated (or shall be consummated substantially contemporaneously with the occurrence of the Effective Date) in accordance with the terms of the Restructuring Support Agreement, or (ii) if the Chapter 11 Cases (as defined in the Restructuring Support Agreement) shall have been commenced, then substantially upon the effective date of the Borrower’s Pre-Packaged Plan of Reorganization (as defined below) (which shall occur substantially contemporaneously with the occurrence of the Effective Date). The Borrower’s pre-packaged plan of reorganization constituting the “Plan” as defined in that certain Aquilex Holdings LLC Restructuring Support Agreement, dated as of December 20, 2011 (such restructuring support agreement, together with all exhibits, schedules and all related documents, in each case, as amended, supplemented or modified from time to time in accordance with the terms thereof, collectively, the “Restructuring Support Agreement”) by and among (a) the Company, (b) certain of the Company’s subsidiaries and affiliates, (c) the holders or investment advisors or managers for the account of the holders of at least two-thirds in principal amount of 11  1/8% Senior Notes due 2016 of the Company (such Notes, the “Senior Notes”, and any holder of Senior Notes, a “Senior Noteholder”), (d) certain Senior Noteholders, as Backstop Parties (as defined below), (e) the Existing Agent, (f) the holders of at least two-thirds in principal amount of the loans under the Existing Credit Agreement, (g) U.S. Bank National Association, in its capacity as administrative agent and collateral agent (in such capacity, the “Existing Second Lien Agent”) under that certain Credit Agreement, dated as of November 15, 2011 (the “Existing Second Lien Credit Agreement”), by and among the Company, as the borrower, the Existing Second Lien Agent and the lenders party thereto (the “Existing Second Lien Lenders”), (h) the holders of at least two-thirds in principal amount of the loans under the Existing Second Lien Credit Agreement, (i) Aquilex HoldCo L.P., and (j) the Ontario Teachers

Pension Plan Board, in its capacity as indirect holder of 98.5% of the equity interests in the Borrower, as in effect on the date hereof (such pre-packaged plan, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Restructuring Support Agreement, together with all exhibits, schedules, annexes, supplements and other attachments thereto that are consistent with the terms of the Plan (as defined in the Restructuring Support Agreement as in effect on the date hereof) or do not materially and adversely affect the rights and interests of any or all of the Applicable Parties, without the consent of the Arranger, each as determined in good faith by the Arranger, the “Pre-Packaged Plan of Reorganization”) and the disclosure statement relating to the Pre-Packaged Plan of Reorganization and other solicitation materials, the Confirmation Order (as defined below) and all documents to be executed and/or delivered in connection with implementation of the Pre-Packaged Plan of Reorganization or the consummation thereof (collectively, the “Plan Documents”) shall be in form and substance consistent with this Term Sheet and the Restructuring Support Agreement and otherwise reasonably satisfactory to the Arranger, and no provision of any Plan Document shall have been waived, amended, supplemented or otherwise modified in any respect that is materially adverse to the rights and interest of any or all of the Applicable Parties, each as determined in good faith by the Arranger. The Bankruptcy Court shall have entered a final and non-appealable (unless the Arranger consents to permit the Effective Date to occur notwithstanding the appeal period shall have not lapsed) order (the “Confirmation Order”) confirming the Pre-Packaged Plan of Reorganization and approving the Pre-Packaged Plan of Reorganization-related solicitation procedures, and the Confirmation Order shall approve the Term Loan Facility and all other transactions contemplated by the Term Loan Facility, shall be in full force and effect and shall not have been stayed, reversed or vacated, or otherwise amended or modified in any manner that is materially adverse to the rights or interests of any or all of the Applicable Parties, each as determined in good faith by the Arranger. All conditions precedent to the effectiveness of the Pre-Packaged Plan of Reorganization (other than (I) the occurrence of the Effective Date of the Term Loan Facility and any other conditions that are to be satisfied simultaneously with the occurrence of the Effective Date and (II) any other conditions precedent that are waived in accordance with the terms of the Pre-Packaged Plan of Reorganization and do not materially adversely affect the rights and interest of any or all of the Applicable Parties, each as determined in good faith by the Arranger, shall have been satisfied, and the Pre-Packaged Plan of Reorganization shall have, or contemporaneously with the effectiveness of the Term Loan Facility the Pre-Packaged Plan of Reorganization shall, become effective, and all transactions contemplated by the Pre-Packaged Plan of Reorganization to be consummated on the effective date thereof (other than any transactions that do not materially adversely affect the rights and interest of any or all of the Applicable Parties, each as determined in good faith by the Arranger) shall have been substantially consummated (as used herein, the term “Applicable Parties” shall mean the Arranger, the Administrative Agent and the Lenders and the term “Backstop Parties” shall mean, collectively, Centerbridge Advisors II, LLC, Redwood Capital Management, LLC, GSO Capital Partners LP, and Platinum Equity Advisors, LLC (and any of their affiliates and managed funds or accounts) each in their capacity as a backstopper of the Rights Offering).

(iii)	The Restructuring Support Agreement shall remain in full force and effect, and all actions or transactions required to have been taken or consummated on or prior to the Effective Date shall have been taken or consummated (except to the extent waived by the requisite parties), and to the extent the Chapter 11 Cases were commenced, the transactions contemplated by the Pre-Packaged Plan of Reorganization or the Out-of-Court Restructuring, as applicable, to occur on the effective date of the Pre-Packaged Plan of Reorganization or the Out-of-Court Restructuring, as applicable, shall have been consummated on the Effective Date.

(iv)	The gross proceeds of the Rights Offering shall be in an amount equal to (x) in the case of an Out-of-Court Restructuring, not less than $80 million or (y) in the case of a proceeding under the Bankruptcy Code, not less than $85 million, such amounts plus cash on hand to be sufficient to (a) provide for a $65 million pay-down of the loans outstanding under the Existing Credit Agreement (less, in the event the cases are commenced, the amount of loans under the Existing Credit Agreement that are rolled up into any debtor-in-possession financing repaid pursuant to the following clause (b)), (b) in the event the Chapter 11 Cases are consummated, repay any debtor-in-possession financing in full in cash, and (c) pay all Restructuring Expenses (as defined in the Restructuring Support Agreement) and other distributions under the Pre-Packaged Plan of Reorganization, and all other fees and expenses payable in cash in connection with the Restructuring Transactions, including funding the administration of the Chapter 11 Cases. If any cash payments are required to be made to second lien lenders that elect to receive cash on account of the second lien loans outstanding under that certain Second Lien Credit Agreement dated as of November 15, 2011, by and among the Company, as borrower, U.S. Bank National Association, as the Second Lien Agent, each of the guarantors named therein and the lenders party thereto, the gross proceeds of the Rights Offering shall be increased to yield an equivalent amount.

(v)	The Arranger shall be satisfied in its reasonable judgment that (a) concurrently with the consummation of the Restructuring, all pre-existing indebtedness of the Parent, the Borrower and their respective subsidiaries (other than indebtedness represented by the Term Loans and certain other indebtedness to be agreed) shall have been satisfied or otherwise discharged, and all liens and security interests related thereto shall have been terminated or released, (b) the respective indebtedness of the Parent, the Borrower and their respective subsidiaries and any liens securing same that are outstanding immediately after the consummation of the Restructuring shall not exceed an amount to be agreed prior to the Effective Date, (c) to the extent the Borrower has commenced the Chapter 11 Cases, no event of default shall have occurred and be continuing under any debtor in possession facilities immediately prior to the Effective Date and (d) there shall not occur as a result of, and after giving effect to, the effectiveness of the Restructuring, an event of default (or any event which with the giving of notice or lapse of time or both will be an event of default) under any of the reorganized Parent’s, Borrower’s or their respective subsidiaries’ debt instruments and other material agreements including the Credit Documentation.

(vi)	All conditions precedent to the effectiveness of the Revolving Credit Facility shall have been satisfied and the Revolving Credit Facility in an amount not less than $40 million shall have, or contemporaneously with the effectiveness of the Term Loan Facility shall, become effective and all of the letters of credit issued and outstanding under the Existing Credit Agreement (or if applicable, any debtor-in-possession facilities) shall have been replaced by letters of credit issued thereunder.

The transactions described above are collectively referred to herein as the “Restructuring Transactions.”

(b)	Fees and Expenses. The Borrower shall have paid to the Lenders and Agents all fees and out of pocket expenses required to be paid on the Effective Date pursuant to the Restructuring Support Agreement, the Credit Agreement or the Amendment. The Borrower shall have paid all outstanding pre-petition and post-petition interest, fees, expenses and other costs under the Existing Credit Agreement and other Loan Documents (as defined in the Existing Credit Agreement), including, for the avoidance of doubt, the Forbearance Interest (as defined in the Existing Credit Agreement).

(c)	Lien and Judgment Searches. The Arranger shall have received the results of recent lien and judgment searches with respect to the Credit Parties, and such searches shall not reveal any liens or judgments other than liens and judgments permitted by the Credit Documentation or liens and judgments to be discharged substantially concurrently with the Effective Date.

(d)	Customary Closing Conditions: The Arranger shall be reasonably satisfied that each Credit Party has complied with the following customary closing conditions: (i) the delivery of customary legal opinions, corporate records and documents from public officials and officer’s certificates; (ii) delivery of evidence of authority; (iii) execution of the Credit Documentation, which shall be in full force and effect; (iv) satisfactory insurance (together with a customary insurance broker’s letter); (v) solvency of the Borrower and each Guarantor pro forma for the Restructuring Transactions and the delivery of a solvency certificate to that effect from the chief financial officer of the Borrower in form and substance reasonably satisfactory to the Arranger; and (vi) creation and perfection of liens securing the Term Loan Facility (provided that foreign law security documents and real estate security documentation to be agreed may be perfected within a period of time after the Effective Date to be agreed). Each Lender shall have received at least five days prior to the Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act.

(e)	Amendment Considerations: If the proposed Credit Agreement is consummated by means of the Amendment, the requisite consents required by the Existing Credit Agreement shall have been obtained and shall be in full force and effect.

EXHIBIT F

FORM OF JOINDER AGREEMENT FOR CONSENTING CREDITORS

This Joinder Agreement to the Restructuring Support Agreement, dated as of December 23, 2011 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and among Aquilex Acquisition Sub III, LLC (“Aquilex Acquisition Sub”), its subsidiary, Aquilex Holdings LLC (“Holdings” and, together with Aquilex Acquisition Sub and certain other of its subsidiaries, the “Company”),1 the holders of the Senior Notes, First Lien Loans and Second Lien Loans, the Parent and the Equity Sponsor (each as defined in the Agreement) signatory thereto (together with their respective successors and permitted assigns, the “Consenting Creditors” and each, a “Consenting Creditor”) is executed and delivered by [                            ] (the “Joining Party”) as of [                ], 201    . Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached to this Joinder Agreement as Annex I (as the same has been or may be hereafter amended, restated or otherwise modified from time to time in accordance with the provisions hereof). The Joining Party shall hereafter be deemed to be a “Consenting Creditor” and a “Party” for all purposes under the Agreement and with respect to any and all claims held by such Joining Party.

2. Representations and Warranties. With respect to the aggregate principal amount of Senior Notes, First Lien Loans and/or Second Lien Loans set forth below its name on the signature page hereof, the Joining Party hereby makes the representations and warranties of the Consenting Creditors set forth in Section 7 and Section 22(c) thereof to each other Party to the Agreement.

3. Governing Law. This Joinder Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provisions which would require the application of the law of any other jurisdiction.

* * * * *

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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The entities included in the definition of “Company” are as follows: Aquilex Acquisition Sub III, LLC; Aquilex Holdings LLC; Aquilex Corporation; Aquilex Finance Corp.; Aquilex HydroChem, Inc; Aquilex HydroChem Industrial Cleaning, Inc; Aquilex Specialty Repair and Overhaul, Inc.; Aquilex WSI, Inc.; Aquilex SMS, Inc.; Aquilex Welding Services B.V. and Aquilex Welding Services Poland Sp. Z.o.o.

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

[CONSENTING CREDITOR]

By:

Name:

Title:

Principal Amount of Senior Notes: $

Principal Amount of Term Loans: $

Principal Amount of Revolving Loans: $ Principal Amount of Second Lien Loans: $

Notice Address:

Fax:

Attention:
Email:

Acknowledged:

AQUILEX CORPORATION

By:

Name:

Title:

2

EXHIBIT G

DIP Commitment (with DIP Term Sheet attached thereto)

EXHIBIT H

Exit Revolver Commitment